UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No. )

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PPL CORPORATION
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PPL CORPORATION

2025 Notice of Annual Meeting and Proxy Statement

Message to Our Shareowners

Dear Shareowner,

Thank you for your continued investment in PPL. On behalf of our Board of Directors, we are pleased to invite you to our virtual 2025 Annual Meeting of Shareowners.

Last year, PPL again achieved significant progress toward creating the utilities of the future – utilities that are innovative, agile, efficient and powered by the latest advances in technology. Our 2024 performance and priorities enabled us to deliver on our commitments to customers and shareowners alike, with highlights as follows:

•
Most importantly, we continued to provide electricity and natural gas safely, reliably and affordably to our 3.6 million customers. We maintained top-quartile transmission and distribution reliability in Kentucky, Pennsylvania and Rhode Island, and our generation reliability in Kentucky was among the nation’s best.
•
We also delivered on our commitments to shareowners last year, achieving ongoing earnings at the midpoint of our original 2024 ongoing earnings forecast, and dividend growth of more than 7%. PPL’s stock price increased by nearly 20 percent in 2024, placing us among the best-performing regulated utilities in the U.S. in terms of share price performance.
•
Throughout 2024, we completed more than $3 billion in planned infrastructure investments to strengthen the grid against more frequent and severe storms; to speed restoration and recovery when they occur; and to advance a safe, reliable and cleaner energy mix. These remain priorities for us over the foreseeable future.
•
Across PPL, we restructured our business and realigned teams to better execute our utility of the future strategy, apply best practices company-wide, increase operational efficiencies and drive continuous improvement. We also developed common design and operations standards across our utilities to continue to bring advanced technologies, best practices and more robust engineering and construction specifications to bear in future grid designs.
•
We engaged with some of the world’s leading technology companies and launched our IT transformation to advance cutting-edge technology in key areas, deliver a better customer and employee experience, and drive greater efficiency.
•
We delivered greater efficiencies to keep energy affordable, achieving cumulative, annual O&M savings at the top end of our targeted $120-$130 million range (based off a 2021 baseline).
•
Teams across PPL successfully completed the integration of Rhode Island Energy into PPL, exiting our final transition services with former owner National Grid while minimizing impacts on our customers and employees.

We also began to execute planned generation investments in Kentucky to advance a reliable, affordable and cleaner energy mix. We continued to support economic development in the regions we serve and positioned our utilities to attract and support strong data center interest that offers us growth opportunities and enhances our nation’s security and competitiveness.

We’re excited about what the future holds for PPL, and we’re absolutely determined to achieve our vision to be the best utility in the U.S. As always, we welcome your feedback on our direction, we encourage you to vote your shares, and we appreciate your continued support.

Sincerely,

Craig A. Rogerson Independent Chair of the Board	Vincent Sorgi President and Chief Executive Officer

PPL CORPORATION

Mailing Address:

645 Hamilton Street

Allentown, Pennsylvania 18101

Notice of 2025 Annual Meeting of Shareowners

Date	May 16, 2025
Time	Online check-in begins: 8:45 a.m. Eastern Time Meeting begins: 9:00 a.m. Eastern Time
Place	The meeting will be conducted virtually via a live audio webcast. Please visit: www.virtualshareholdermeeting.com/PPL2025.
Items of Business
•
 To elect ten directors, as listed in this Proxy Statement, for a term of one year.
•
 To conduct an advisory vote to approve the compensation of our named executive officers.
•
 To ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2025.
•
To consider one shareowner proposal, if properly presented.
•
 To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date	You can vote if you were a shareowner of record on March 4, 2025.
Proxy Voting	Your vote is important. Please vote your shares by voting on the internet, by telephone or by completing and returning your proxy card. For more details, see the information beginning on page 90.

This year’s Annual Meeting will be conducted virtually via a live audio webcast. The virtual meeting format provides efficient and effective access to our shareowners and affords shareowners the same rights as if the meeting were held in person. You will be able to attend the Annual Meeting online, vote your shares electronically during the meeting and ask questions in accordance with our rules of conduct for the meeting by visiting www.virtualshareholdermeeting.com/PPL2025 and entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or the voting instructions that accompanied your proxy materials.

On Behalf of the Board of Directors,

Jeffrey R. Jankowski Corporate Secretary

April 2, 2025

Important Notice Regarding the Availability of Proxy

Materials for the Shareowner Meeting to Be Held on May 16, 2025:

This Proxy Statement and the Annual Report to Shareowners are available at

www.pplweb.com/PPLCorpProxy

QUICK INFORMATION

The following charts provide quick information about PPL Corporation’s 2025 Annual Meeting of Shareowners and our corporate governance and executive compensation practices. These charts do not contain all of the information provided elsewhere in the proxy statement; therefore, you should read the entire proxy statement carefully before voting.

We first released this proxy statement and the accompanying materials to shareowners on or about April 2, 2025.

ANNUAL MEETING INFORMATION

DATE & TIME Wednesday, May 16, 2025 9:00 a.m. Eastern Time	LOCATION The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/PPL2025	RECORD DATE March 4, 2025

Proposals That Require Your Vote

Proposal	Voting Options	Board Recommendation	More Information
Proposal 1 Election of Directors	FOR, AGAINST or ABSTAIN for each Director Nominee	FOR each Nominee	Page 6
Proposal 2 Advisory Vote to Approve Compensation of Named Executive Officers	FOR, AGAINST or ABSTAIN	FOR	Page 35
Proposal 3 Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST or ABSTAIN	FOR	Page 83
Proposal 4 Shareowner Proposal regarding Independent Evaluation of Greenhouse Gas Reduction Targets	FOR, AGAINST or ABSTAIN	AGAINST	Page 86

See information beginning on page 90 on how you can vote.

Corporate Governance and Compensation Facts
Corporate Governance or Compensation Matter	PPL’s Practice

Board Composition, Leadership and Operations
Current Number of Directors	10
Independence of Current Directors	90%
Board Committee Membership Independence (except Executive Committee)	Yes
Independent Chair of the Board	Yes
Voting Standards in Director Elections: Majority with Plurality Carve-out for Contested Elections	Yes
Annual Director Elections for All Directors	Yes
Resignation Policy in Uncontested Elections	Yes
Limits on Director Service on Other Boards	Yes

Corporate Governance or Compensation Matter	PPL’s Practice
Board Composition, Leadership and Operations
Mandatory Retirement Age	Yes (75)
Mandatory Tenure	No
Average Nominee Age	66
Average Nominee Tenure	9.6 years
Directors Attending Fewer than 75% of Meetings	None
Annual Board and Committee Self-Evaluation Process	Yes
Number of Board Meetings Held in 2024	6
Total Number of Board and Committee Meetings Held in 2024	25
Proxy Access Bylaw	Yes
Independent Directors Meet without Management Present	Yes
Governance and Sustainability Practices
Board Oversight of Corporate Culture	Yes
Board Oversight of Cybersecurity	Yes
Board and Committee Oversight of Sustainability Disclosure	Yes
Code of Conduct for Directors, Officers and Employees	Yes
Robust Stock Ownership Policies	Yes
Insider Trading Policy Includes Anti-hedging and Anti-pledging Policy	Yes
Shareowner Engagement Practice	Yes
Long-Term Incentives Aligned with Sustainability Goals	Yes
Carbon Reduction Goal Includes Net-Zero by 2050	Yes
Voluntary Framework Disclosures (GRI, CDP Climate, TCFD, SASB & EEI-AGA)	Yes
Corporate Political Contribution Policy and Related Disclosure	Yes
Equal Employment Demographic Metrics Disclosure (EEO-1 Report)	Yes
Climate Policy Principles	Yes
Environmental Policy Statement	Yes
Health and Safety Policy Statement	Yes
Human Rights Policy Statement	Yes
Supplier Code of Conduct	Yes
Material Related-Party Transactions with Directors	None
Independent Auditor	Deloitte & Touche LLP
Compensation Practices
CEO Pay Ratio	68:1
Compensation Recoupment (Clawback) Policy	Yes
Employment Agreements for Executive Officers	No
Pay-for-Performance	Yes
Double-Trigger Change-in-Control Provisions	Yes
Percentage of 2024 CEO Incentive Compensation at Risk	79%
Performance-based Percentage of 2024 CEO Long-term Incentive Compensation	68%
Tax “Gross-ups” for Change-in-Control Severance Agreements	None
Annual Risk Assessment of Compensation Policies and Practices	Yes
Independent Compensation Consultant	Frederic W. Cook & Co., Inc.

PROXY SUMMARY	Page 1	STOCK OWNERSHIP	Page 32
		DIRECTORS, EXECUTIVE OFFICERS AND
PROPOSAL 1: ELECTION OF DIRECTORS	Page 6	CERTAIN BENEFICIAL OWNERS	32
OUR NOMINEES STANDING FOR ELECTION	9
		DELINQUENT SECTION 16(a) REPORTS	Page 33
GOVERNANCE OF THE COMPANY	Page 19
BOARD OF DIRECTORS	19	TRANSACTIONS WITH RELATED PERSONS	Page 34
Attendance	19
Independence of Directors	19	EXECUTIVE COMPENSATION	Page 35
Outside Board and Audit Committee		PROPOSAL 2: ADVISORY VOTE TO APPROVE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	35
Memberships	19
Executive Sessions; Independent Chair of the
Board	19	PEOPLE AND COMPENSATION
Board Leadership Structure	19	COMMITTEE REPORT	36
Board and Committee Evaluations	19	COMPENSATION DISCUSSION AND
Guidelines for Corporate Governance	20	ANALYSIS (CD&A)	36
Communications with the Board	20	Table of Contents for CD&A	36
Code of Ethics	20	NAMED EXECUTIVE OFFICERS	37
Shareowner Engagement	20	2024 PERFORMANCE ACHIEVEMENTS
BOARD COMMITTEES	22	AND PAY ALIGNMENT	37
Board Committee Membership	22	Overview of 2024 Performance	37
Principal Functions of Each Committee	23	How We Align PPL’s Compensation Program
Audit Committee	23	with Performance	39
Executive Committee	23	2024 Pay and Performance	40
Finance Committee	23	2024 Say-on-Pay Advisory Vote
Governance, Nominating and Sustainability		and Shareowner Engagement	40
Committee	24	OVERVIEW OF PPL’S EXECUTIVE
People and Compensation Committee	24	COMPENSATION PROGRAM FRAMEWORK	41
Compensation Processes and Procedures	25	Aligning Employees and Compensation
CEO and Other Management Succession	25	Strategies with Our Corporate Strategic
Chair of the Board Succession	26	Framework	41
Board Refreshment and Director Nomination		Elements of NEO Compensation	41
Process	26	Process for Setting Executive Compensation	43
Proxy Access - Nominations for Director for		Use of Market Data	43
Inclusion in PPL’s 2026 Proxy Statement	27	Executive Compensation Program Peer
Shareowner Nominations for the 2026 Annual		Group	44
Meeting	27	Establishing Performance Targets	45
THE BOARD’S ROLE IN RISK OVERSIGHT	28	2024 NAMED EXECUTIVE OFFICER
Overview	28	COMPENSATION	45
Board Oversight of Key Topics	28	Base Salary	45
Oversight of Enterprise Risk Management	28	2024 Annual Cash Incentive Awards	46
Oversight of Cybersecurity Risks	28	2024 Long-term Equity Incentive Award
Oversight of Human Capital Management	29	Grants	51
Oversight of Sustainability	29	Other Elements of Compensation	55
COMPENSATION OF DIRECTORS	30	GOVERNANCE POLICIES UNDERPINNING
2024 Director Pay Components	30	OUR COMPENSATION FRAMEWORK	58
Directors Deferred Compensation Plan	30	Executive Equity Ownership Guidelines	58
Director Equity Ownership Guidelines	30	Equity Grant Policies	58
Continuing Education, Events and Expense		Insider Trading Policy	59
Reimbursement	30	Clawback Policy	59
2024 Director Compensation	31	Compensation Risk Assessment	59

PPL CORPORATION 2025 Proxy Statement i

ADDITIONAL INFORMATION	59	Annual Cash Incentive Awards	72
Other Compensation	59	Long-term Incentive Awards	72
Tax Implications of Our Executive		CEO PAY RATIO	78
Compensation Program	60	PAY VERSUS PERFORMANCE	79
EXECUTIVE COMPENSATION TABLES	61
Summary Compensation Table (SCT)	61	PROPOSAL 3: RATIFICATION OF THE
Grants of Plan-Based Awards During 2024	63	APPOINTMENT OF INDEPENDENT
Outstanding Equity Awards at Fiscal Year-End		REGISTERED PUBLIC ACCOUNTING FIRM	Page 83
2024	64
Stock Vested in 2024	66	Fees to Independent Auditor for 2024 and
Pension Benefits in 2024	67	2023	83
Nonqualified Deferred Compensation in 2024	69	Report of the Audit Committee	84
Potential Payments Upon Termination
or Change In Control of PPL Corporation	70	PROPOSAL 4: SHAREOWNER PROPOSAL
Change-in-Control Benefits	70	REGARDING INDEPENDENT
Payment Triggers and Benefits	70	EVALUATION OF GREENHOUSE GAS
Defined Terms under Change-in-Control		REDUCTION TARGETS	Page 86
Agreements	71
Additional Benefits	71	GENERAL INFORMATION	Page 90
Termination Benefits	71
Severance	71	ANNEX A	Page A-1

Website References

Throughout this proxy statement, we identify certain materials that are available in full on our website. The information contained on, or available through PPL’s internet website is not and shall not be deemed to be, incorporated by reference in this proxy statement.

Forward-looking Statements and Non-GAAP Financial Measures

This proxy statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as "will," "likely," “believe,” “expect,” “plans,” “intends,” “may,” “strategy,” “target,” “goals,” “anticipate,” and other similar words, and include, without limitation, statements about our future goals, strategy, plans, earnings or dividend growth. These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated. Such risks include those contained in PPL’s Annual Report on Form 10-K for the year ended December 31, 2024 and other documents PPL files with the Securities and Exchange Commission. These risks are not comprehensive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Any forward-looking statements made by PPL speak only as of the date on which they are made. PPL is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

This proxy statement, including the “Compensation Discussion and Analysis” section, contains references to “earnings from ongoing operations” or “ongoing earnings” or “ongoing earnings per share” of PPL. This is a measure of financial performance used by PPL, among other things, in making incentive compensation grants and awards to executive officers. It is not, however, a financial measure prescribed by generally accepted accounting principles, or GAAP. This non-GAAP financial measure adjusts “net income” also known as “reported earnings” (which is a GAAP financial measure) for certain special items, with potential further adjustments for compensation purposes. For a reconciliation of earnings from ongoing operations to reported earnings, as well as a description and itemization of the special items and other adjustments used to derive earnings from ongoing operations for PPL and each of its business segments for compensation purposes, please see Annex A to this proxy statement.

ii PPL CORPORATION 2025 Proxy Statement

PROXY SUMMARY

This summary highlights information found elsewhere in this proxy statement. It does not contain all of the information you should consider in voting your shares. Please refer to the complete proxy statement and 2024 Annual Report before you vote.

We first released this proxy statement and the accompanying materials to shareowners on or about April 2, 2025.

VOTING MATTERS AND BOARD VOTING RECOMMENDATIONS

Election of Directors ... Page 6.
✓	Your Board recommends a vote FOR each nominee.

Management Proposals
• Advisory vote to approve the compensation of our named executive officers ... Page 35.
• Ratification of Deloitte & Touche LLP as independent auditor for 2025 ... Page 83.
✓ Your Board recommends a vote FOR both proposals.

Shareowner Proposal ... Page 86.
X	Your Board recommends a vote AGAINST this proposal.

PERFORMANCE HIGHLIGHTS FOR 2024

See page 37 for additional information on PPL’s performance highlights for 2024.

1.
2024 reported earnings (GAAP) were $1.20 per share and, adjusting for special items, ongoing earnings were $1.69 per share, which represented a 7% increase over the midpoint of the company’s 2023 ongoing EPS target. "Earnings from ongoing operations" or "ongoing earnings" is a non-GAAP financial measure that is adjusted for special items. See Annex A for a reconciliation of earnings from ongoing operations.
2.
Savings based on a 2021 baseline and driven by the continued deployment of smart grid technology, automation and data science.
3.
Reliability performance based on System Average Interruption Frequency Index (SAIFI), the average number of interruptions that a customer experiences over a specific period for each customer served.
4.
Generation performance based on Equivalent Forced Outage Rate (EFOR). Represents the number of hours a unit is forced offline, compared to the number of hours a unit is running.

PPL CORPORATION 2025 Proxy Statement 1

PROXY SUMMARY

DIRECTOR NOMINEES

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships(1)
Arthur P. Beattie	70	2020	Retired Executive Vice President, Chief Financial Officer and Chief Risk Officer, Southern Company	●	AC (Chair), EC, FC
Raja Rajamannar	63	2011	Chief Marketing & Communications Officer and President, Healthcare, MasterCard Incorporated	●	FC, GNSC
Heather B. Redman	60	2021	Co-Founder and Managing Partner, Flying Fish Partners	●	AC, FC
Craig A. Rogerson	68	2005	Executive Chairman, The Lycra Company, and retired Chairman, President and Chief Executive Officer, Hexion Holdings Corporation	● Chair of the Board	EC (Chair), PCC
Vincent Sorgi	53	2020	President and Chief Executive Officer, PPL Corporation	Management Director	EC
Linda G. Sullivan	61	2023	Retired Chief Financial Officer and Executive Vice President, American Water Works Company Inc.	●	AC, PCC
Natica von Althann	74	2009	Retired financial and risk executive at Bank of America and Citigroup	●	EC, FC, PCC (Chair)
Keith H. Williamson	72	2005	President and Director, Centene Foundation, and former Executive Vice President, Secretary and General Counsel, Centene Corporation	●	AC, GNSC
Phoebe A. Wood	71	2018	Principal of CompaniesWood and retired Vice Chairman and Chief Financial Officer of Brown-Forman Corporation	●	EC, GNSC (Chair), PCC
Armando Zagalo de Lima	66	2014	Retired Executive Vice President, Xerox Corporation	●	EC, FC (Chair), GNSC

(1)
Committees: AC – Audit EC – Executive FC – Finance GNSC – Governance, Nominating and Sustainability PCC – People and Compensation

In selecting director nominees, the Governance, Nominating and Sustainability Committee considers skills, expertise, background, professional experience, education, and other individual characteristics that contribute to the Board's collective strength. PPL does not engage in illegal or discriminatory preferences based on gender, race, ethnicity, national origin or other protected class or status. For more detailed information as to individual nominees, please see “Proposal 1: Election of Directors” beginning on page 6.

2 PPL CORPORATION 2025 Proxy Statement

PROXY SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

•
The company took several key steps to implement PPL's utility of the future strategy, including the appointment in February 2024 of Dean A. Del Vecchio, our Executive Vice President and Chief Technology & Innovation Officer (CTIO). The CTIO is a newly created position and reflects the priority of advanced technology in our utility of the future strategy. PPL has a stated mission to provide safe, affordable, reliable, sustainable energy to our customers and competitive, long-term returns to shareowners, and to succeed we must embrace new technologies and innovative solutions to address the challenges of our business.
•
In 2024 and early 2025, the company implemented a reorganization of its leadership team, designed to be agile and reflect our business priorities. Following these organizational adjustments, our Corporate Leadership Council includes our:
•
President and Chief Executive Officer (CEO);
•
Executive Vice President and Chief Financial Officer (CFO);
•
Executive Vice President and Chief Technology & Innovation Officer (CTIO);
•
Executive Vice President and Chief Operating Officer-Utilities (COO-Utilities);
•
Executive Vice President-Engineering, Construction and Generation (EVP-Eng, Constr and Gen);
•
Executive Vice President-Utilities and Chief Legal Officer (EVP-Utilities and CLO); and
•
Executive Vice President and Chief Human Resources Officer (CHRO).
•
This key reorganization was completed in March 2024 with additional changes announced in January 2025. Changes include:
•
The presidents of each of our operating companies report to our Executive Vice President-Utilities and Chief Legal Officer, with a focus on external affairs, policy and regulatory strategy. J. Gregory Cornett was appointed as President of Rhode Island Energy as part of this reorganization.
•
As previously announced, the responsibilities of Francis X. Sullivan, our former Executive Vice President and Chief Operating Officer, were assumed by other officers of the company. David J. Bonenberger became Executive Vice President and Chief Operating Officer-Utilities (COO-Utilities) and Lonnie E. Bellar became Executive Vice President-Engineering, Construction and Generation (EVP-Eng, Constr and Gen), with both reporting to our CEO.
•
In November 2024, Jeffrey R. Jankowski was elected as Corporate Secretary.
•
Board composition and refreshment is a priority for the Board of Directors, as the board is most effective with directors representing various qualifications, backgrounds, experience and perspectives. When undertaking a director search, the GNSC and the Board identify the appropriate skills, qualifications and characteristics for new candidates to complement the existing Board. This measured and thoughtful approach to refreshment has been successful, including in recent years.
•
In 2024, we continued our ongoing outreach efforts through dialogue with our shareowners. Senior management, including PPL’s CEO and EVP-Utilities and CLO, participated in this process and discussed the company’s strategy including its approach to a cleaner energy future and related disclosures; risk oversight; board composition and refreshment; executive compensation; and corporate governance practices.

PPL CORPORATION 2025 Proxy Statement 3

PROXY SUMMARY

EXECUTIVE COMPENSATION PROGRAM

Overview

Our executive compensation program reflects the company’s ongoing commitment to pay for performance. The compensation of our named executive officers, or NEOs, is aligned with our corporate strategic framework, which links executive compensation with the interests of our shareowners. In 2024, 79% of the CEO’s target compensation opportunity was “at-risk” and 68% was performance-based.

Compensation Element	Features for 2024
Base Salary	• Reviewed annually • The People and Compensation Committee applies judgment in setting salary to reflect performance, experience and responsibility, and also considers market data
Annual Cash Incentive
•
Paid in cash
•
Combination of corporate financial performance, corporate strategic initiatives, and corporate operational performance, as well as individual performance
•
Capped at two times target payout for top performance

Long-term Equity Incentives (LTI)
Performance Units Based on TSR, EG and LTS 80% of LTI
•
Payable in shares of PPL common stock
•
Payout range from 0% to 200% of target, subject to certification of performance at the end of the three-year performance period
•
Dividends accrue quarterly in the form of additional performance units, and vest according to the applicable level of achievement of the performance goal, if any

TSR-based Performance Units (50% of Performance Units)

•
Based on three-year total shareowner return (TSR) performance relative to the PHLX Utility Sector Index (UTY), and beginning in 2024, our compensation peer group

EG-based Performance Units (25% of Performance Units)

•
Based on three-year compound annual growth rate from the mid-point of the ongoing earnings per share guidance for 2024 compared to the actual ongoing earnings results at the end of the performance period

LTS-based Performance Units (25% of Performance Units)

•
Based on three-year performance of long-term sustainability measures, including employee and contractor safety and reductions in building energy usage

Restricted Stock Units 20% of LTI
•
Payable in shares of PPL common stock
•
Restricted for three years following grant
•
Dividends accrue quarterly in the form of additional restricted stock units, but are not paid unless and until underlying award vests

Other Elements	• Limited perquisites • Retirement plans • Deferred compensation plans

4 PPL CORPORATION 2025 Proxy Statement

PROXY SUMMARY

Pay for Performance

For 2024, we based performance-related compensation targets for the NEOs primarily on (1) corporate earnings per share from ongoing operations as adjusted for compensation purposes, or Corporate EPS, (2) corporate strategic initiatives, (3) corporate operational goals, (4) individual performance, (5) relative TSR performance, (6) corporate earnings growth and (7) corporate sustainability metrics. All of our goals align with our commitment to shareowners to create long-term value for shareowners.

Performance-based compensation paid out for 2024 performance resulted in:

•
Annual cash incentive award payouts for NEOs at approximately 115% of target.
•
2022-2024 performance awards paid out as follows:
•
TSR-based performance units, which comprised 40% of the total LTI grants made to our NEOs in 2022, paid out at 157% of target for the 2022-2024 performance period.
•
EG-based performance units, which comprised 20% of the total LTI grants made to our NEOs in 2022, paid out at 146% of target for the 2022-2024 performance period.
•
Sustainability-based performance units, which comprised 20% of the total LTI grants made to our NEOs in 2022, paid out at 196% of target for the 2022-2024 performance period.

PPL CORPORATION 2025 Proxy Statement 5

PROPOSAL 1: ELECTION OF DIRECTORS

What are you voting on?

The Board of Directors is asking you to elect all 10 director nominees to hold office until the next Annual Meeting of Shareowners. Each nominee elected as a director will continue in office until the director’s successor has been elected and qualified, or until the director’s earlier death, resignation or retirement.

Vote Required

The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to elect each director. For more information about voting, see “General Information – What vote is needed for these proposals to be adopted?” beginning at page 94.

Your Board of Directors recommends that you vote FOR each director nominee included in Proposal 1.

Board Overview

Our director nominees are 10 talented individuals who bring a broad mix of skills, experience, and perspectives. The Board provides strong oversight and strategic direction, and it supports senior management as it executes a business plan to drive enhanced value for all stakeholders.

Skills, Experience and Attributes of Our Director Nominees

Each year, our Board of Directors considers the board composition and the corresponding qualifications, backgrounds, experience and perspectives of our directors. Our director nominees have expertise in fields that align with our business and long-term strategy, have a mix of PPL Board tenure that allows for both new perspectives and continuity, and reflect our commitment to differing individual perspectives. Importantly, they:

•
have extensive knowledge of and experience in the regulated utility business and other regulated industries;
•
are seasoned senior executives in the areas of corporate finance, capital markets, and accounting;
•
bring deep knowledge of strategic planning, risk management, and operations;
•
understand human capital management, safety, and labor issues;
•
are adept at managing risks related to climate change and cybersecurity; and
•
represent a variety of backgrounds and viewpoints.

All members of our Board of Directors have extensive senior executive management experience, enabling the Board to effectively guide and direct company strategy and oversee company risk management. The additional key skills of our directors are identified and described below.

Risk Management

Experience identifying, evaluating, and managing enterprise risk, including both financial and business risks. This experience was gained through senior management roles overseeing or managing a risk function, or through public company board service, including as a member of a public company audit committee.

6 PPL CORPORATION 2025 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Capital Markets, Finance and Accounting

Significant experience in capital markets, corporate finance, or accounting, through managing or serving in such functions at a large public or private company, or through service on a public company board. Directors with expertise in capital markets, finance and accounting promote effective capital allocation, robust controls, and oversight of financial planning for the company.

Operations Experience and Safety

Experience in senior management of operating companies. Directors with operations experience bring a practical approach to reviewing and overseeing the implementation of business plans and bring insights on the challenges and opportunities of our operating utilities, including a priority focus on safety and compliance.

Regulated Industry / Regulated Utility Experience

Significant experience as a senior executive of a regulated company, including utilities or companies in the banking, pharmaceutical, energy or financial services industries. The ability to navigate specific industry regulations, while developing and implementing corporate strategy at a senior executive level, gives these directors a distinct perspective on our company’s strategic plan and industry as a whole. For directors with specific regulated utility experience, their background allows for a detailed and nuanced understanding of the challenges facing the company and supports contributions to and refinements of the company’s strategic direction.

Environmental and Sustainability

Experience in overseeing, operating or managing the environmental, clean energy, and sustainability initiatives, including corporate social responsibility. Directors with these skills provide effective oversight for our clean energy strategy and our sustainability goals and disclosures.

Technology, Digitalization and Innovation

Leadership and oversight experience in technology, digital platforms, and innovation. These skills are gained through managing efficiency improvements through technology, implementing enterprise-wide digitalization and automation initiatives, and utilizing disruptive technologies, including artificial intelligence. Our directors use this experience to oversee opportunities to leverage new technologies, navigate AI-related opportunities and risk and improve the business model.

Cybersecurity

Experience and knowledge of cybersecurity risks and protections of grid operations, technology and data from cyber-attack. Our directors with cybersecurity skills apply these skills to oversee management’s efforts to protect the company’s assets from cyber risks.

PPL CORPORATION 2025 Proxy Statement 7

PROPOSAL 1: ELECTION OF DIRECTORS

Customer Relationships and Marketing

Experience at a national or global organization in customer marketing or branding, including leveraging evolving technologies. This experience translates to a focus on improved customer experience through service, communication, and innovative online initiatives.

In addition to senior executive leadership skills held by all of our director nominees, the table below identifies no more than five additional key skills and qualifications of each director nominee.

8 PPL CORPORATION 2025 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

OUR NOMINEES STANDING FOR ELECTION

Director since: 2020

Age: 70

Board Committees:

•
Audit (Chair)
•
Executive
•
Finance

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Regulated Utility Experience
ARTHUR P. BEATTIE	INDEPENDENT DIRECTOR

Key qualifications and skills

Mr. Beattie brings to our Board over 40 years of experience in the utility industry, including as chief financial officer and chief risk officer of Southern Company, a large-cap publicly traded utility holding company. He has deep knowledge of the regulated utility industry, and the risks to and opportunities for our company. In particular, Mr. Beattie’s considerable experience with debt and equity capital markets, financial planning and reporting, and enterprise risk management makes him a valuable contributor to our Board and our Audit Committee. His utility industry experience in mergers, acquisitions and divestitures has been useful in helping to guide PPL through its strategic repositioning.

Additional experience

Mr. Beattie has served in multiple senior executive leadership positions for various operating subsidiaries of Southern Company and charitable foundations. He was instrumental in the creation of the Alabama Power Foundation, where he served as a board member and treasurer for 21 years and provided oversight for compliance with Internal Revenue Service regulations. Mr. Beattie also served on the board of Emageon, Inc. as an independent director and Chair of its Audit Committee before the company was acquired in 2009.

Career Overview

•
Retired Executive Vice President, Chief Financial Officer and Chief Risk Officer (2010–2018), Southern Company, an American gas and electric utility holding company based in the southern United States (Southern)
•
Executive Vice President and Chief Financial Officer (2005-2010), Alabama Power Company, a utility subsidiary of Southern
•
Prior to 2005, served in various executive, officer and management positions for nearly three decades at Alabama Power Company, including as a Vice President, Comptroller and Treasurer

PPL CORPORATION 2025 Proxy Statement 9

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2011

Age: 63

Board Committees:

•
Finance
•
Governance, Nominating and Sustainability

Skills and Attributes:

•
Risk Management
•
Environmental and Sustainability
•
Technology, Digitalization and Innovation
•
Cybersecurity
•
Customer Relationships and Marketing

RAJA RAJAMANNAR	INDEPENDENT DIRECTOR

Key qualifications and skills

Mr. Rajamannar has extensive senior executive experience, focused on improving customer outcomes through technology. During his time at MasterCard, Mr. Rajamannar supported the company’s successful navigation of highly regulated environments by leading transformational strategies that leveraged technology and digital automation. His experience in managing risk while leading change for large, regulated, consumer-facing businesses adds value to our Board. His experience in cybersecurity, launching digital technology platforms and optimizing data analytics are all highly relevant areas of expertise as PPL invests in digitalization. Mr. Rajamannar also has extensive experience in customer-focused marketing and communications, which is essential to providing effective oversight as PPL evolves its customer experience.

Additional experience

Mr. Rajamannar has led sustainability initiatives within the global marketing space, including MasterCard’s participation in the World Federation of Advertisers program to combat climate change. In addition, he specialized in environmental management and sustainability as part of his post-graduate studies.

Career Overview

•
Chief Marketing & Communications Officer and President, Healthcare (2016–present), and Chief Marketing Officer (2013–2016), MasterCard Incorporated, a technology company in the global payments industry
•
Executive Vice President, Senior Business, and Chief Transformation Officer (2012–2013) of WellPoint, Inc. (now known as Elevance Health, Inc.), a managed care company
•
Senior Vice President and Chief Innovation and Marketing Officer (2009–2012) for Humana Inc., a health insurance company
•
Various senior management marketing and sales positions with (1994–2009) Citigroup, a global bank
•
Various sales and product management roles (1988–1994) with Unilever, a global consumer goods company

10 PPL CORPORATION 2025 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2021

Age: 60

Board Committees:

•
Audit
•
Finance

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Environmental and Sustainability
•
Technology, Digitalization and Innovation
•
Cybersecurity

HEATHER B. REDMAN	INDEPENDENT DIRECTOR

Key qualifications and skills

Ms. Redman brings to our Board extensive experience in advanced technologies, from artificial intelligence to big data to machine learning, including with applications for the energy sector. Her technology experience is critical as PPL creates the utilities of the future. Ms. Redman possesses a unique background and essential skills for oversight of our strategic transformation, pairing legal, operational and financial acumen with knowledge of emerging technologies.

Additional experience

Ms. Redman has notable strength in the area of disruptive cleantech for renewable energy and sustainability, having spent more than a decade in operational roles at Summit Power Group, a leading developer of clean energy projects. Her extensive career experience also includes service as general counsel of Getty Images, a publicly traded digital media company. Ms. Redman has completed the National Association of Corporate Directors (NACD) CERT Certificate in Cybersecurity Oversight and has received the NACD Directorship Certification.

Career Overview

•
Co-Founder and Managing Partner (2016-present), Flying Fish Partners, a venture capital firm investing in early stage artificial intelligence and machine learning startups, including energy-related applications
•
Vice President of Business Operations (2014-2017), Indix Corporation, a big data artificial intelligence startup
•
Principal and Senior Vice President (2001-2014), Summit Power Group, a leading developer of clean energy projects
•
Served in executive leadership positions with Atom Entertainment, PhotoDisc and Getty Images
•
Member of the North American Advisory Board for The Hawthorn Club, an international network for executive women in the energy industry, and serves on several nonpublic company boards, including Coldstream Holdings, Inc. and the Washington State Investment Board

PPL CORPORATION 2025 Proxy Statement 11

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2005

Age: 68

Board Committees:

•
Executive (Chair)
•
People and Compensation

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Environmental and Sustainability
•
Customer Relationships and Marketing

CRAIG A. ROGERSON	INDEPENDENT DIRECTOR CHAIR OF THE BOARD

Key qualifications and skills

As independent Chair, Mr. Rogerson brings to our Board significant senior executive leadership and strategic, organizational, operational and risk management expertise. Having retired in January 2023, Mr. Rogerson brings years of demonstrated leadership ability as the former chief executive officer of large global chemical manufacturing companies, which he led through business and industry transformations. Mr. Rogerson provides a continuity of perspective and institutional insight to our Board.

Additional experience

Mr. Rogerson’s early background as a chemical engineer and his prior service on the American Chemistry Council and Society of Chemical Industry boards have contributed to his skills in operations, safety and innovation. He also has extensive environmental oversight, board leadership and corporate governance experience.

Career Overview

•
Retired Chairman, President and Chief Executive Officer (2017–2023), Hexion Holdings Corporation and its predecessor Hexion, Inc., a global producer of thermoset resins as well as other chemical platforms serving a wide range of market applications. In April 2019, Hexion Inc. filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code and successfully emerged in July 2019.
•
Chairman, President and Chief Executive Officer (2008–2017), Chemtura Corporation, a global manufacturer and marketer of specialty chemicals
•
President, Chief Executive Officer and director (2003–2008), Hercules Incorporated, a chemical company
•
Serves as a director for: Vibrantz Technologies, Inc.; Pancreatic Cancer Action Network; Advisory Board of the Chemical Engineering & Materials Science College; College of Engineering Alumni Board of Michigan State University; and McLaren Northern Michigan Hospital
•
Serves as Executive Chair of the Board of Directors of The Lycra Company, a producer of innovative fiber and textile solutions

Other public company boards and board committees

Origin Materials, Inc. (independent director, member of the audit committee and the compensation committee)

Served as an independent director of Ashland Global Holdings Inc. (2019–2021)

12 PPL CORPORATION 2025 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2020

Age: 53

Board Committees:

•
Executive

Skills and Attributes:

•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Regulated Utility Experience
•
Environmental and Sustainability
•
Cybersecurity

VINCENT SORGI	MANAGEMENT DIRECTOR

Key qualifications and skills

With approximately 30 years of experience in the utility industry, Mr. Sorgi brings to our Board extensive capital markets, finance and accounting expertise, providing particularly valuable insight into the areas of accounting and controls. He provides a wealth of knowledge of strategy, risk management, regulatory oversight, human capital management, financial planning, innovation in the utility space, and mergers and acquisitions from a regulated utility industry perspective. As Chief Executive Officer, Mr. Sorgi has led PPL’s transformation over the past two years as it evolves into a premier, pure-play U.S. regulated utility holding company. In his prior role as Chief Operating Officer, he led the day-to-day operations of PPL’s high-performing utilities. As Chief Financial Officer from 2014 to 2019, Mr. Sorgi was instrumental in guiding PPL through the spinoff of its competitive generation business. Under Mr. Sorgi's leadership, PPL is advancing the future of energy technology and infrastructure while driving long-term value for customers and shareowners.

Additional experience

Mr. Sorgi started his career in the accounting industry, providing him with foundational financial acumen that he has applied in his leadership roles in the energy industry. He also brings expertise in energy generation and supply.

Career Overview

•
President and Chief Executive Officer (June 2020-present), PPL Corporation
•
President and Chief Operating Officer (July 2019-May 2020), Executive Vice President (January 2019-June 2019) and Chief Financial Officer (2014-2019), Senior Vice President (2014-2019) and Vice President and Controller (2010-2014), PPL Corporation; Controller for PPL’s former energy supply and marketing segment (2007-2010) and financial director of the former PPL Generation subsidiary (2006-2007)
•
Prior to joining PPL, worked for Public Service Enterprise Group for nine years and prior to that, Deloitte & Touche LLP for four years
•
Member, American Institute of Certified Public Accountants
•
Serves as Chair of the Electric Power Research Institute Board, and a director for the Edison Electric Institute and St. Luke’s University Health Network, Inc. He also serves as an emeritus member of the Board of Trustees of the Da Vinci Science Center.

PPL CORPORATION 2025 Proxy Statement 13

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2023

Age: 61

Board Committees:

•
Audit
•
People and Compensation

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Regulated Utility Experience
•
Technology, Digitalization and Innovation
•
Cybersecurity

LINDA G. SULLIVAN	INDEPENDENT DIRECTOR

Key qualifications and skills

Ms. Sullivan brings three decades of financial and leadership experience in the regulated utility industry to our Board. As the newest Board member, Ms. Sullivan provides a fresh perspective while drawing on her deep roots in the utility industry, her significant history of driving growth and innovation and her experience across multiple regulated sectors. During her time as CFO at American Water Works Company Inc., the company experienced significant growth and increase in total shareholder returns. Ms. Sullivan led operations for technology, cyber and physical security, supply chain, research and development, and environmental compliance. Ms. Sullivan has received the NACD Directorship Certification, reflecting her commitment to strong governance and effective board leadership.

Additional experience

Ms. Sullivan is a Certified Public Accountant (inactive) and a Certified Management Accountant. Ms. Sullivan was appointed as the non-executive independent Board chair of NorthWestern Energy Group, Inc. d/b/a NorthWestern Energy in April 2024.

Career Overview

•
Retired Chief Financial Officer and Executive Vice President (2014-2019), American Water Works Company Inc., one of the nation’s largest publicly traded water and wastewater utility companies
•
Chief Financial Officer and Senior Vice President (2009 to 2014) of Southern California Edison Company
•
Including the role above, more than 20 years of experience in a variety of leadership roles with the subsidiaries of Edison International, one of the nation’s largest electric utility holding companies
•
Prior to her time at Edison International, she was a senior auditor with Arthur Anderson, LLP

Other public company boards and board committees

NorthWestern Energy (non-executive independent Board chair)

Served as an independent director of AltaGas Ltd. (2020-2024)

14 PPL CORPORATION 2025 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: Dec. 2009

Age: 74

Board Committees:

•
Executive
•
Finance
•
People and Compensation (Chair)

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Regulated Industry Experience
•
Environmental and Sustainability
•
Customer Relationships and Marketing

NATICA VON ALTHANN	INDEPENDENT DIRECTOR

Key qualifications and skills

With decades of experience as an executive in banking and financial services, Ms. von Althann brings to our Board her strong judgment, reasoned risk management skills, and significant finance expertise. Her long tenure as a senior executive in a regulated industry contributes insight to our current opportunities and risk management. Throughout her senior executive roles at Citigroup, Ms. von Althann managed complex global businesses, including in global relationship management, in corporate finance, and in private banking. Her deep experience in financial reporting, investment management and governance is valuable to the Board’s oversight role.

Additional experience

Ms. von Althann serves as a director of TD Bank US Holding Company and its two bank subsidiaries, TD Bank, N.A. and TD Bank USA, N.A. (all wholly owned subsidiaries of TD Bank Group). She is Chair of FuelCell Energy, Inc.’s board committee for environmental, social, governance and nominating. These roles at TD Bank and FuelCell provide additional insights into leadership, governance, and regulatory matters at evolving enterprises.

Career Overview

•
Founding Partner (2009–2013), C&A Advisors, a consulting firm in the areas of financial services and risk management
•
Retired Senior Credit Executive (2007–2008), Bank of America after U.S. Trust was acquired by Bank of America; former Chief Credit Officer (2003–2008), U.S. Trust, an investment management company owned by Schwab
•
26 years at Citigroup in various senior management roles, including region head for High Yield Finance in Citicorp Securities, managing director and co-head of Citigroup’s U.S. Telecommunications – Technology group, managing director and global industry head of the Retail and Apparel group in the Global Relationship Bank and division executive and market region head for Latin America in the Citigroup private banking group
•
Serves as a director for Friends of Caritas Cuba

Other current public company boards and board committees

FuelCell Energy, Inc. (independent director, chair of the environmental, social, governance and nominating committee, member of the audit, finance, and risk committee)

PPL CORPORATION 2025 Proxy Statement 15

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2005

Age: 72

Board Committees:

•
Audit
•
Governance, Nominating and Sustainability

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Regulated Industry Experience

KEITH H. WILLIAMSON	INDEPENDENT DIRECTOR

Key qualifications and skills

Mr. Williamson brings to our Board decades of legal, finance and senior executive leadership experience at the highest levels of publicly traded companies. In addition, his experience in regulated industries, including his service on the risk management committee while at Centene Corporation, contributes to the Board’s perspective and oversight. Leveraging his joint MBA and law degree from Harvard University, Mr. Williamson has contributed important insights on legal and governance matters as a Board member.

Additional experience

Mr. Williamson has extensive knowledge of government relations and corporate giving based on his work on the Centene Foundation.

Career Overview

•
President and Director (2020–present), Centene Foundation
•
Chief Charitable Giving Officer (2020-present) and former Executive Vice President, Secretary and General Counsel (2012–2020), Centene Corporation, a provider of managed healthcare services, primarily through Medicaid, commercial and Medicare products
•
Senior Vice President, Secretary and General Counsel (2006–2012), Centene Corporation
•
President, Capital Services Division (1999–2006), Pitney Bowes Inc. and various positions in tax, finance and legal groups, including oversight of the treasury function and rating agency activity (1988–1998)

16 PPL CORPORATION 2025 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2018

Age: 71

Board Committees:

•
Executive
•
Governance, Nominating and Sustainability (Chair)
•
People and Compensation

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Regulated Industry Experience
•
Environmental and Sustainability
•
Technology, Digitalization and Innovation

PHOEBE A. WOOD	INDEPENDENT DIRECTOR

Key qualifications and skills

Ms. Wood has extensive experience as a senior financial executive, including in the energy industry, and as a board director with publicly traded companies in other industries. She brings to our Board her broad experience in finance, accounting, strategic planning, capital markets and risk management. Ms. Wood has also overseen management of information technology and brings significant knowledge and expertise of corporate governance and evolving environmental, social and governance issues, directly relevant to the Board’s oversight function and our company’s energy strategy.

Additional experience

Ms. Wood has served as Chief Executive Officer of KirtleyWood LLC, a board advisory firm, since January 2025. In addition, she has been actively engaged in environmental, health and safety matters through work experience and in her oversight role as a member of other corporate boards. She has been actively involved with sustainability reporting and sustainability ratings and investor relations in these areas.

Career Overview

•
Principal (2008–present), CompaniesWood, a consulting firm specializing in early-stage investments
•
Retired Vice Chairman and Chief Financial Officer (2006-2008) and Executive Vice President and Chief Financial Officer (2001–2006), Brown-Forman Corporation, a diversified consumer products manufacturer
•
Vice President and Chief Financial Officer and director, Propel Corporation (2000–2001)
•
An almost 24-year tenure at Atlantic Richfield Corporation in various financial management capacities

Other public company boards and board committees

Invesco Ltd. (independent director, chair of the audit committee, member of the nomination and corporate governance committee and the compensation committee)

Leggett & Platt, Incorporated (independent director, chair of the audit committee, member of the nominating, governance and sustainability committee)

Pioneer Natural Resources Company (2013-2024)

PPL CORPORATION 2025 Proxy Statement 17

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2014

Age: 66

Board Committees:

•
Executive
•
Finance (Chair)
•
Governance, Nominating and Sustainability

Skills and Attributes:

•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Technology, Digitalization and Innovation
•
Cybersecurity
•
Customer Relationships and Marketing

ARMANDO ZAGALO DE LIMA	INDEPENDENT DIRECTOR

Key qualifications and skills

Having served as a senior executive of Xerox, a public technology company, Mr. Zagalo de Lima provides critical insight to our Board in the context of strategic initiatives, emerging technologies and services, business operations and the risks associated with these areas. Mr. Zagalo de Lima also brings knowledge and skills related to leadership of a global enterprise, including operating in a variety of regulatory jurisdictions. His experience and skills are instrumental as our utilities continue their digital innovation and grid modernization.

Additional experience

Mr. Zagalo de Lima has significant experience in customer service, sales, engineering, innovation, product development, manufacturing, distribution and marketing from his several decades at Xerox.

Career Overview

•
Retired Executive Vice President (2010–2015), Xerox Corporation, a multinational enterprise for business process and document management
•
President (2012–2014), Xerox Technology
•
President of Global Customer Operations (2010–2012), Xerox Corporation
•
President (2004–2010) and Chief Operating Officer (2001–2004), Xerox Europe
•
Various sales, marketing and management positions for Xerox across Europe (1983–2001)

* * *

Use of Proxy. The Board of Directors has no reason to believe that any of the director nominees will become unavailable for election. If, however, any nominee should become unavailable prior to the Annual Meeting, the accompanying proxy will be voted for the election of such other person as the Board of Directors may recommend in place of that nominee. The proxies appointed by the Board of Directors intend to vote the proxy for the election of each of the nominees unless you indicate otherwise on the proxy or ballot card.

Your Board of Directors recommends that you vote FOR each director nominee in Proposal 1.

18 PPL CORPORATION 2025 Proxy Statement

GOVERNANCE OF THE COMPANY

BOARD OF DIRECTORS

Attendance. The Board of Directors met six times during 2024. Each director attended at least 75% of the meetings held in 2024 by the Board and the committees on which the director served during the period of director service. The average attendance of directors at Board and committee meetings held during 2024 was 99%. Directors are expected to attend all meetings of shareowners, the Board and the committees on which they serve. All of our directors attended the 2024 Annual Meeting of Shareowners.

Independence of Directors. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements of the New York Stock Exchange, or NYSE, listing standards. In addition to applying these guidelines, which are available in the Corporate Governance section of our website (www.pplweb.com/governance-documents), the Board considers all relevant facts and circumstances in making an independence determination, including transactions and relationships between each director or members of the directors’ immediate family and the company and its subsidiaries. The Board determined that nine directors, constituting all of PPL’s non-employee directors, are independent from the company and management pursuant to its independence guidelines: Mr. Beattie, Mr. Rajamannar, Ms. Redman, Mr. Rogerson, Ms. Sullivan, Ms. von Althann, Mr. Williamson, Ms. Wood and Mr. Zagalo de Lima.

In making its independence determinations, the Board has broadly considered all relevant facts and circumstances as required under NYSE listing standards. In 2025, the Board determined there were no facts or circumstances that impair the independence of any non-employee directors.

Outside Board and Audit Committee Memberships. Directors are expected to ensure that other commitments, including outside board memberships, do not interfere with their duties and responsibilities to the company. Before accepting a position on another public company board, directors notify the Corporate Secretary and the Chair of the GNSC. The Guidelines for Corporate Governance limit directors to serve on no more than three boards of public companies in addition to PPL. For any director who is a public company CEO, the limit is no more than one board of a public company in addition to PPL. Finally, a director who is a member of the Audit Committee may not serve on the audit committees of more than two public companies in addition to the PPL Audit Committee.

Executive Sessions; Independent Chair of the Board. The independent directors meet in executive sessions without management present during each regularly scheduled Board meeting. Mr. Rogerson presides at these executive sessions as the independent Chair of the Board.

Board Leadership Structure. Mr. Rogerson has served as independent Chair of the Board since his appointment in March, 2021. Prior to the appointment of Mr. Rogerson as independent Chair, the Board had an independent lead director, who provided independent oversight through the independent lead director’s significant authority and responsibilities, as more specifically outlined in our Guidelines for Corporate Governance.

The Board has considered the appropriate leadership structure and determined that Mr. Rogerson should continue as the independent Chair. The Board recognizes that Mr. Rogerson has substantial knowledge of our company through his longstanding service on our Board and significant organizational, operational and risk management expertise, as well as extensive environmental oversight and board leadership experience. As the independent Chair, Mr. Rogerson engages effectively with management to question, challenge, provide advice and serve as a liaison to the other independent directors.

The Board values a balanced mix of tenure among its members and is deliberate in its approach to Board refreshment. There are three independent directors with five or fewer years of tenure, including Ms. Sullivan, who joined the Board in January 2023. Maintaining an appropriate blend of seasoned and new directors provides valuable perspectives, especially for long-term strategy and decisions. Based on these facts and circumstances, the Board is confident that Mr. Rogerson offers the valuable insight of an independent outside director who also has a deep understanding of our business and brings a breadth of experience and unique perspective regarding changes to our company and within our industry.

The Board will continue to evaluate the effectiveness of the Board’s leadership structure, including a review of the need or desire for an independent Chair on at least an annual basis, and will make any future decisions based upon the best interests of the company and its shareowners at that time. The Board believes the company and its shareowners are best served by maintaining the flexibility for the Board to determine who should serve in the roles of Chair and CEO, and whether those roles should be combined or separated.

Board and Committee Evaluations. Annually, the Board and each committee, other than the Executive Committee, evaluate Board and committee performance. For the evaluation of the Board’s effectiveness in 2024, directors completed a questionnaire evaluating topics such as Board dynamics, Board and committee effectiveness and

PPL CORPORATION 2025 Proxy Statement 19

GOVERNANCE OF THE COMPANY

engagement, access to management, agenda requests and similar matters, encouraging a broad range of commentary from each director. Following a review of the aggregated questionnaire responses, the Chair of the GNSC, joined by the independent Chair of the Board, met individually with each Board member to seek additional input. Such conversations allow each director an opportunity to share more detailed feedback, to reflect on Board and committee performance, and propose adjustments to improve the Board's effectiveness. The responses and feedback from the questionnaires and interviews were summarized and presented to the full Board, then discussed in executive session at its January 2025 meeting. Each year, the Board and management take appropriate action to address suggestions and feedback received from this process. The responses to the evaluations also inform board committee assignments and board succession planning. While every Board member is encouraged to provide comments as to the structure and operation of Board committees, each committee conducts its own annual assessment as well.

Guidelines for Corporate Governance. The full text of our Guidelines for Corporate Governance can be found in the Corporate Governance section of our website (www.pplweb.com/governance-documents).

Communications with the Board. Shareowners or other parties interested in communicating with the Board, the independent Chair, any Board member or with the independent directors as a group may write to the person or persons at our current mailing address:

c/o Corporate Secretary’s Office

PPL Corporation

Two City Center

645 Hamilton Street

Allentown, Pennsylvania 18101

The Corporate Secretary’s Office assists the Board with all correspondence, including providing communications to Board members where appropriate, with the general exception of ordinary course business communications from customers and vendors, commercial solicitations, advertisements or obvious “junk” mail. Concerns relating to accounting, internal controls or financial statement fraud are to be brought immediately to the attention of the Corporate Audit group and are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Ethics. We maintain a code of business conduct and ethics, our Standards of Integrity, which is applicable to all Board members and employees of the company and its subsidiaries, including the principal executive officer, the principal financial officer and the principal accounting officer of the company. You can find the full text of the Standards of Integrity in the Corporate Governance section of our website (www.pplweb.com/governance-documents), including any amendments. If a waiver constituting a material departure from a provision of the Standards of Integrity is granted to our CEO, CFO or Controller, a description of the nature of the waiver, the name of the person to whom the waiver was granted and the date of the waiver will be posted on PPL's website.

Shareowner Engagement. We engage with our shareowners throughout the year in a variety of forums involving our directors, senior management, investor relations group, sustainability officer and legal department. We meet with our shareowners in person, by telephone or videoconference and at external venues, and attend conferences and other forums at which shareowners are present.

In the fall, we conduct our annual outreach to our largest shareowners, to receive feedback and engage in dialogue. These conversations allow our management and directors to hear directly from shareowners, understand various perspectives, and weigh and consider responsive steps by the company. Our engagement covers a broad range of topics, such as the company’s strategy to advance a cleaner energy future affordably and reliably; related sustainability disclosures; risk oversight; board composition and refreshment; executive compensation; corporate governance practices; political spending disclosure; human capital management initiatives; community engagement; and culture and workforce development. These meaningful exchanges provide us with a direct understanding of our shareowners’ perspectives as well as an opportunity to share our views with shareowners.

Over the past several years, the input we received from shareowners has influenced and informed the following actions related to sustainability, corporate governance, and executive compensation:

•
We communicated our utility of the future strategy, including steps to transition to cleaner energy, reliably and affordably. We have set net-zero by 2050 and interim goals. We continue to disclose our approach to energy initiatives and our emissions profile in company reports.
•
We have continued our ongoing board refreshment through deliberate searches for nominees, including the most recent addition of Ms. Sullivan in January 2023. Ms. Sullivan joined with more than 20 years of experience at Edison International, an electric and gas utility holding company, and with significant experience as the Chief Financial Officer of American WaterWorks Company Inc., a water and wastewater utility company.

20 PPL CORPORATION 2025 Proxy Statement

GOVERNANCE OF THE COMPANY

•
We have established clear lines of oversight by our Board, including the oversight of cybersecurity by the full Board of Directors.
•
For our 2024 compensation program, we identified a compensation peer group consisting of 16 publicly-traded utility companies that are comparably sized and operationally similar to PPL.
•
We included long-term sustainability target metrics in executive compensation beginning in 2022 and continuing through 2024, as more fully discussed in the Compensation Discussion and Analysis (CD&A) beginning on page 36.
•
We adopted enterprise-wide policies on the environment, human rights, and health and safety to clearly articulate our approach to these important topics.

PPL CORPORATION 2025 Proxy Statement 21

GOVERNANCE OF THE COMPANY

BOARD COMMITTEES

The Board of Directors has five standing committees: Audit Committee; Executive Committee; Finance Committee; Governance, Nominating and Sustainability Committee; and People and Compensation Committee.

Each non-employee director usually serves on two or more committees. Except for the Executive Committee, all of our committees are composed entirely of independent directors under the listing standards of the NYSE and the company’s standards of independence described under the heading “Independence of Directors.” In addition, the Board of Directors has designated each member of the Audit Committee as an “audit committee financial expert.” (See the biographies of our Audit Committee members within Proposal 1.) Each committee has a charter, all of which are available in the Corporate Governance section of the company’s website (www.pplweb.com/governance-documents).

The following table shows the directors who are currently members or chairs of each of the standing Board committees and the number of meetings each committee held in 2024.

Board Committee Membership

Audit	Executive	Finance	Governance, Nominating and Sustainability	People and Compensation
Arthur P. Beattie[1]	I	●	■	■		
Raja Rajamannar[2]	I			■	■	
Heather B. Redman[1]	I	■		■		
Craig A. Rogerson	I / C		●			■
Vincent Sorgi			■			
Linda G. Sullivan[1] [3]	I	■				■
Natica von Althann	I		■	■		●
Keith H. Williamson[1]	I	■			■	
Phoebe A. Wood	I		■		●	■
Armando Zagalo de Lima	I		■	●	■	
Number of Meetings in 2024		**5**	**0**	**4**	**4**	**6**

● Chair ■ Member **I** – Independent Director **C** – Chair of the Board

(1)
Designated as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission, or SEC.
(2)
Joined the Finance Committee on March 28, 2025 and left the People and Compensation Committee.
(3)
Joined the People and Compensation Committee on March 28, 2025 and left the Finance Committee.

22 PPL CORPORATION 2025 Proxy Statement

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Principal Functions of Each Committee

The following table describes the principal functions of each committee.

Committee	Principal Function

Audit Committee
•
Oversee:
•
the integrity of the financial statements of the company and its subsidiaries;
•
the effectiveness of the company’s disclosure controls and procedures and internal control over financial reporting;
•
the identification, assessment and management of risk;
•
the company’s compliance with legal and regulatory requirements and the company’s compliance and ethics program;
•
the qualifications, independence and selection of the independent registered public accounting firm, or “independent auditor”; and
•
the performance of the company’s independent auditor and internal audit function.

Executive Committee
•
Exercise all of the powers of the Board of Directors during periods between Board meetings, with the exception of:
•
submission to shareowners of any action requiring approval of shareowners;
•
creation or filling of vacancies on the Board;
•
changing the membership of and filling of vacancies on any committee of the Board;
•
adoption, amendment or repeal of the Bylaws;
•
amendment or repeal of any resolution of the Board that by its terms is amendable or repealable only by the Board;
•
action on matters committed by the Bylaws or resolution of the Board exclusively to another committee of the Board; and
•
taking any action as may not be exercised by a committee under the Pennsylvania Business Corporation Law or the Bylaws.

Finance Committee
•
Annually review and recommend to the Board to approve the business plan, which includes the annual financing plan, as well as the capital expenditure plan for the company and its subsidiaries;
•
Approve third-party financing transactions, guarantees or other credit or liquidity support in excess of $100 million up to a value of $500 million, to the extent not contemplated by the annual financing plan approved by the Board;
•
Approve reductions of the outstanding securities of the company in excess of $100 million up to a value of $500 million;
•
Authorize capital expenditures in excess of $100 million up to a value of $500 million;
•
Review and make recommendations to the Board regarding financial implications and financing of corporate transactions in excess of $100 million (including the liabilities assumed), including mergers, acquisitions, joint ventures, strategic investments (including equity investments), share exchanges, divisions, reorganizations, and divestitures; and
•
Review, approve and monitor the policies and practices of the company and its subsidiaries in managing financial risk.

PPL CORPORATION 2025 Proxy Statement 23

GOVERNANCE OF THE COMPANY

Committee	Principal Function

Governance, Nominating and Sustainability Committee (GNSC)
•
Oversee corporate governance for the company, including annually review and recommend any changes to the Guidelines for Corporate Governance;
•
Establish and administer programs for evaluating the performance of the Board and committees, including developing and reviewing criteria for the qualifications of Board members and methods of recommendation;
•
Recommend to the Board any changes in size or composition of the Board, including recommendations for Board refreshment;
•
Identify and recommend to the Board candidates for election to the Board;
•
In consultation with the independent Chair, recommend to the Board the composition of each committee of the Board;
•
Review and recommend to the Board the independence determination of non-management directors;
•
Recommend to the Board an independent director to serve as an independent Chair of the Board or, if the Chair is not independent, as the Lead Director and annually review succession plans for the Chair of the Board and Lead Director, if any;
•
Make recommendations to the Board regarding tendered resignations of incumbent directors and incumbent director nominees;
•
Oversee the company’s practices and positions to further its sustainability strategy and corporate governance, including specific environmental and corporate social responsibility initiatives;
•
Provide oversight of the company’s corporate political activity, with such oversight to include receiving reports at least annually as to political spending and related activities by the company, if any; and
•
Conduct a reasonable prior review, and provide oversight of, any related-party transactions consistent with the company’s Related-Party Transaction Policy.

People and Compensation Committee (PCC)
•
Oversee the company’s executive compensation philosophy, policies and programs and how these policies and programs align with that philosophy and company’s overall business strategy;
•
Review and evaluate the performance of the CEO and other executive officers of the company, including setting goals and objectives, and approving their compensation, including salary, incentive awards and other remuneration;
•
Review and discuss with management whether risk arising from the company's compensation policies and practices for all employees could result in a material adverse effect on the company;
•
Review and assess with the Board the company’s strategy for succession planning and the plan of succession for the CEO and other executive officers;
•
Review and assess the company's human capital management strategy and practices, with a recommendation to the Board as appropriate;
•
Review and approve any compensation-related clawback policy, incentive compensation plans and programs, including all equity-based plans, and employment agreements;
•
Review, discuss and make recommendations regarding annual Compensation Discussion and Analysis, and review and approve the People and Compensation Committee Report;
•
Discuss results of annual say-on-pay vote;
•
Review and approve the stock ownership requirements for the company’s directors and executive officers;
•
Review the fees and other compensation paid to outside directors for their services on the Board and its committees and recommend any proposed changes to the Board; and
•
Undertake independence and conflicts of interest assessments of its compensation consultant.

24 PPL CORPORATION 2025 Proxy Statement

GOVERNANCE OF THE COMPANY

Compensation Processes and Procedures

The PCC undertakes to compensate executive officers effectively and in a manner consistent with our stated compensation and corporate strategies. The PCC has the exclusive authority to grant equity awards to executive officers and delegates specified administrative functions to certain officers, including the CEO and the CHRO. The PCC has strategic and administrative responsibilities with respect to our executive compensation arrangements, including:

•
reviewing and approving the design of the executive compensation program and practices;
•
monitoring new rules and regulations and assessing evolving best practices concerning executive compensation;
•
determining the elements of compensation and the financial and other metrics to be used to measure performance for the upcoming year;
•
setting annual goals and targets for each executive officer, including the NEOs;
•
evaluating the performance and leadership of the CEO, seeking input from all independent directors, and reviewing the performance of the other executive officers against their established goals and objectives; and
•
determining and approving the annual compensation of the executive officers based on such evaluations.

The PCC has retained Frederic W. Cook & Co., Inc., or FW Cook, as its independent compensation consultant to assist the committee in determining whether the company’s executive compensation program is reasonable and consistent with competitive practices. FW Cook provides advice and counsel on executive and director compensation matters and provides information and advice regarding market trends, competitive compensation programs and strategies including:

•
Reporting regularly on current trends in utility industry executive compensation and providing data analyses, market assessments or other information as requested to assist in the administration of the executive compensation programs.
•
Providing a detailed analysis of competitive pay levels and practices to the PCC, which the PCC uses to understand current market practices when it assesses performance and considers salary levels and incentive awards at its January meeting following the conclusion of the performance year.
•
Reviewing the pay program for the company’s non-employee directors relative to a group of utility companies and to a broad spectrum of general industry companies.
•
Providing a review of compensation for the executive officer positions at PPL, including each of the NEOs. This review includes information for both utility and general industry and results in a report on the compensation of executive officers and competitive market data. A detailed discussion of the competitive market comparison process is provided in the CD&A, beginning on page 36.

Although the PCC considers analysis and advice from its independent consultant when making compensation decisions for the CEO and other NEOs, the committee uses its own independent judgment in making final decisions concerning compensation paid to executive officers, including the CEO and other NEOs.

FW Cook and its affiliates did not provide any services to the company or any of the company’s affiliates other than advising the PCC on executive officer and director compensation during 2024. In addition, the PCC annually evaluates whether any work provided by FW Cook may present a conflict of interest and determined that there was no conflict of interest for 2024.

The PCC can also seek the input of management to inform decision-making. Each year, senior management develops a strategic business plan, which includes recommendations on the proposed goals for the annual cash incentive and long-term incentive programs. The PCC takes this into account when establishing and setting incentive goals for all executive officers.

No individual is present when matters pertaining to their own compensation are being discussed, and neither the CEO nor any of the other executive officers discusses their own compensation with the PCC or the PCC’s independent compensation consultant.

CEO and Other Management Succession

At least annually, consistent with its charter, the PCC reviews and assesses with the Board the company’s strategy for management succession planning and the plan of succession for the CEO and other executive officers. This process recognizes the importance of continuity of leadership to ensure a smooth transition for our employees, customers and shareowners. At times, in addition to regular annual review, the PCC will review the company's

PPL CORPORATION 2025 Proxy Statement 25

GOVERNANCE OF THE COMPANY

succession plan as part of strategic positioning or emerging developments. All members of the Board are encouraged to attend and participate in the PCC meetings focused on succession planning. As part of this process, the PCC reviews the top and emerging talent internally, their level of readiness and development needs. This process is conducted not only for the CEO position but also for other critical senior level positions in the company. When appropriate, the PCC also reviews external successor candidates for the CEO position, with assistance as needed from an independent third-party consultant.

Chair of the Board Succession

The GNSC annually reviews a succession plan for the independent Chair of the Board, and if applicable, the lead director position. The review covers key skills and competencies of the Chair or lead director role, as applicable, the risk of loss of the current Chair, an assessment of the current Board members relative to key skills and competencies and the identification of potential successors. As part of the regular review of attributes and skills for any potential director candidate, the GNSC also considers whether that candidate might qualify as a future chair or lead director in the succession pipeline.

Board Refreshment and Director Nomination Process

Board refreshment is integral to maintaining board composition that best serves PPL and its shareowners. In recent years, our Board has added several new directors, bringing with them a wealth of experience, various perspectives and backgrounds, and effective skills and qualifications.

The GNSC establishes guidelines for new directors and evaluates director candidates. In its evaluation, the GNSC will consider the qualifications, qualities and skills of director candidates as outlined in our Guidelines for Corporate Governance, including:

•
strong personal and professional ethics, high standards of integrity and values, independence of thought and judgment;
•
prior business experience at a senior executive level;
•
leadership experience relevant to serving on the Board, such as financial, operating, executive management, technology and utility or other regulated industry experience;
•
a broad range of demonstrated abilities and accomplishments beyond corporate leadership, including the skill and expertise sufficient to provide sound and prudent guidance with respect to all of the company’s operations and interests; and
•
capability to devote the required amount of time to serve effectively, including preparation time and attendance at Board, committee and shareowner meetings.

The Board recognizes that directors with varied perspectives, characteristics and backgrounds improve the quality of dialogue, contribute to better decision-making, and enhance its effectiveness, as more fully described in the Guidelines for Corporate Governance.

Requests to consider a candidate for nomination to election as a director may be made by the Board, the GNSC or any shareowner entitled to vote in the election of directors generally. The GNSC screens all candidates in the same manner regardless of the source of the recommendation.

When considering whether the Board’s directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the company’s business and structure, the Board focused primarily on the information discussed in each of the Board members’ biographical information set forth beginning on page 9, their past contributions to the company’s success and their expected future engagement and contributions in furtherance of PPL’s strategic goals.

If the GNSC or management identifies a need to add a new Board member to contribute a particular qualification or to fill a vacancy, the GNSC may retain a third-party search firm to identify a candidate or candidates. The GNSC also seeks prospective nominees through personal referrals and independent inquiries by directors. Once the GNSC has identified a prospective nominee, it generally requests the third-party search firm to gather additional information about the prospective nominee’s background and experience. The Chair of the Board, the CEO, the Chair of the GNSC and any additional directors, if available, then interview the prospective candidate. After completing the interview and evaluation process, the GNSC makes a recommendation to the full Board as to any persons who should be nominated by the Board. The Board then votes on whether to approve the nominee after considering the recommendation and report of the GNSC. As a result of the most recent director search process, the Board elected Ms. Sullivan effective January 10, 2023.

26 PPL CORPORATION 2025 Proxy Statement

GOVERNANCE OF THE COMPANY

Shareowners may recommend candidates to be considered by the GNSC. The GNSC uses the same process and criteria to consider and evaluate shareowner recommendations as it uses for candidates identified through the process described above. Shareowners should submit their candidate recommendations in writing to:

Corporate Secretary

PPL Corporation

Two City Center

645 Hamilton Street

Allentown, Pennsylvania 18101

Proxy Access - Nominations for Director for Inclusion in PPL’s 2026 Proxy Statement

The Board of Directors adopted proxy access in 2015. Pursuant to the company’s Bylaws, a shareowner, or a group of up to 25 shareowners, owning 3% or more of PPL’s outstanding common stock continuously for at least three years, may nominate, and include in PPL’s proxy statement and materials, nominees for director constituting up to the greater of (1) 20% of the Board or (2) two director nominees, provided that the shareowner(s) and the nominee(s) satisfy the requirements specified in the Bylaws. Notice of director nominations submitted under these proxy access Bylaw provisions must be received no earlier than November 3, 2025 and no later than December 3, 2025 for inclusion in the company’s 2026 proxy statement.

Shareowner Nominations for the 2026 Annual Meeting

In order to be duly nominated for the 2026 annual meeting, other than via proxy access as discussed above, we must receive advance notice of nominations by shareowners not less than 90 days nor more than 120 days prior to the anniversary of the 2025 Annual Meeting, or no earlier than January 16, 2026 and no later than February 15, 2026. The notice must contain the information required by our Bylaws, such as the name and address of the shareowner making the nomination and of the proposed nominee(s), information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and certain other information concerning the shareowner and the nominee. The exact procedures for making nominations are included in our Bylaws, which can be found at the Corporate Governance section of our website (www.pplweb.com/governance-documents).

To comply with the “universal proxy rules” adopted by the SEC, shareowners who intend to solicit proxies in support of director nominees other than PPL’s nominees for our 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, during the time period prescribed by our Bylaws as set forth above.

PPL CORPORATION 2025 Proxy Statement 27

GOVERNANCE OF THE COMPANY

THE BOARD’S ROLE IN RISK OVERSIGHT

Overview

The Board, together with its committees, oversees the company’s risk management practices with the aid and input of our senior management and professional advisors. The Board regularly reviews the material risks associated with the company’s business plans and activities as part of its consideration of the ongoing operations and strategic direction of the company.

While systemic risk oversight is a function of the full Board, the Board recognizes that material risks may arise from or impact multiple areas of the organization. Accordingly, the Board retains primary oversight of certain risks, including strategic, operational, cultural, legal, regulatory, cybersecurity and physical security risks, and tasks its Audit Committee, Finance Committee, GNSC and PCC with principal oversight of the company’s management of material risks within each respective committee’s areas of responsibility. In turn, each committee reports to the Board regularly, including with respect to material risks within its purview, fostering awareness and communication of significant matters among all directors, and promoting a coordinated approach to risk oversight.

At meetings of the Board and its committees, directors receive updates from management regarding our risk profile and risk management activities. Outside of formal meetings, the Board, its committees and individual Board members have full access to the company's management, including the Corporate Leadership Council (CLC). In addition, the Board's access to management includes other key employees, including the Senior Vice President-Finance and Treasurer, Vice President-Corporate Audit and Chief Compliance Officer, Vice President-Controller, Corporate Secretary, Chief Security Officer (CSO), Vice President-Public Affairs and Sustainability and Vice President-Financial Strategy and Chief Risk Officer. The Board, and each committee, may request information from any of the company’s professional advisors or engage its own independent advisors.

Board Oversight of Key Topics

Oversight of Enterprise Risk Management. The company maintains a robust enterprise risk management function that manages material risks that may affect achievement of the company’s business strategy, including emerging risks. The Risk Management Committee, comprised of senior management and chaired by the Vice President-Financial Strategy and Chief Risk Officer, oversees this enterprise risk management function. As part of this process, representatives from the company’s operating companies and service groups identify, assess, monitor and report on ongoing and emerging risks, including financial risks, operational risks such as increased frequency and severity of storm activity, and regulatory and compliance risks. The company’s Risk Management group oversees this process and reports quarterly to the Audit Committee.

Oversight of Cybersecurity Risks. The full Board has direct oversight of our cybersecurity programs through reports from the CSO, at least twice per year, regarding cybersecurity matters and risks as well as the adequacy and effectiveness of the company's cybersecurity risk management program. Through these reports, the Board

28 PPL CORPORATION 2025 Proxy Statement

GOVERNANCE OF THE COMPANY

monitors the company's’ programs, processes and procedures related to cybersecurity. The Board has directed the CEO and CSO to promptly inform the Board in the event of a material or potentially material cybersecurity event. Each member of the Board has access to management, including the CEO and CSO, to ask questions and engage on the company’s approach to prevent, detect, assess, and mitigate cybersecurity risk. Several members of PPL’s Board have experience in cybersecurity, including one with a certificate in Cyber-Risk Oversight from the National Association of Corporate Directors.

A primary function of the Audit Committee is to assist the Board in the oversight of the identification, assessment and management of risk. Cybersecurity risks are included in PPL’s enterprise risk management process and are reported to the Audit Committee of the Board on a quarterly basis or more frequently, as needed. For more information on our cybersecurity risk management, strategy and governance, see “Item 1C. Cybersecurity” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Oversight of Human Capital Management. The Board has delegated to the PCC responsibility to review and assess the company’s human capital management strategy and practices, and the company’s strategy for succession planning and the plan of succession for the chief executive officer and other executive officers. See "CEO and Other Management Succession" above.

Oversight of Sustainability. The Board has delegated to the GNSC responsibility for overseeing the company’s practices and positions to further its sustainability strategy and corporate governance, including specific environmental and corporate social responsibility initiatives. The committee receives updates, which include climate-related matters, at regularly scheduled meetings. The committee also oversees the company’s corporate political activity and, in that capacity, receives reports at least annually of political spending and related activities by the company.

PPL CORPORATION 2025 Proxy Statement 29

GOVERNANCE OF THE COMPANY

COMPENSATION OF DIRECTORS

2024 Director Pay Components

Directors who are company employees, currently only Mr. Sorgi, do not receive any separate compensation for service on the Board of Directors or committees of the Board. During 2024, compensation for non-employee directors consisted of the elements described in the table below. The independent Chair of the Board and committee chairs received additional compensation due to the increased workload and additional responsibilities associated with these critical Board leadership positions.

		Additional Retainers for Board Leadership
Annual Retainer Components	Non- Employee Directors	Independent Chair of the Board Fee	Audit Committee Chair Fee	All Other Committee Chair Fees
Cash(1)	$125,000	$175,000	$25,000	$20,000
Deferred Stock Units(2)	$160,000	N/A	N/A	N/A
(1)
The annual cash retainer and other fees are payable in quarterly installments to each director unless voluntarily deferred to the director’s deferred stock account or deferred cash account under the Directors Deferred Compensation Plan, or DDCP.
(2)
Each deferred stock unit represents the right to receive a share of PPL common stock and is fully vested upon grant but is not paid to the director until after retirement (as discussed below with respect to payments under the DDCP). Deferred stock units do not have voting rights, but accumulate quarterly dividend equivalents, which are reinvested in additional deferred stock units and are also not paid to the director until retirement.

The People and Compensation Committee, or PCC, assesses the compensation of directors annually and, if applicable, makes recommendations to the Board. As part of this assessment, FW Cook, the PCC’s independent compensation consultant, provides a Director Pay Analysis, which reviews the pay program for PPL’s non-employee directors relative to a group of utility companies and to a broad spectrum of general industry companies.

Directors Deferred Compensation Plan

Pursuant to the DDCP, non-employee directors may elect to defer all or any part of their fees or any retainer that is not part of the mandatory stock unit deferrals. Under this plan, directors can defer compensation other than the mandatory deferrals into a deferred cash account or the deferred stock account. The deferred cash account earns a return as if the funds had been invested in one or more of the core investment options offered to employees under the PPL Deferred Savings Plan at Fidelity Investments. These investment accounts include large, mid and small cap index and investment funds, international equity index funds, target date funds, bond funds and a stable value fund, with returns that ranged from 1.23% to 37.32% during 2024. Payment of the amounts allocated to a director’s deferred cash account and accrued earnings, together with deferred stock units and accrued dividend equivalents, is deferred until after the director’s retirement from the Board of Directors, at which time the deferred cash and stock is disbursed in one or more annual installments for a period of up to 10 years, as previously elected by the director.

Director Equity Ownership Guidelines

The Board requires each director to hold, within five years after their respective election to the Board, shares of company common stock (including deferred stock units held in the DDCP) with a value of at least five times the annual cash retainer fee. All outside directors who have been on the Board five years or more were in compliance with their equity ownership guidelines as of December 31, 2024. Each of Mr. Beattie, Ms. Redman and Ms. Sullivan, who have served on the Board less than five years, have achieved or were on track as of December 31, 2024 to meet their equity ownership requirements within five years of their respective election to the Board.

Continuing Education, Events and Expense Reimbursement

In addition to director education sessions presented at scheduled Board meetings, directors are encouraged to participate in continuing education sessions of their own choosing that will enhance their effectiveness as a director. The company reimburses reasonable and customary expenses incurred for continuing education sessions and related travel.

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GOVERNANCE OF THE COMPANY

The following table summarizes all compensation earned during 2024 by our non-employee directors with respect to Board of Directors and committee service.

2024 DIRECTOR COMPENSATION

	Fees Earned or Paid in Cash
Name of Director	Paid in Cash(1)	Deferred into Restricted Stock Units(2)	Total	Stock Awards(3)	All Other Compensation(4)	Total
Arthur P. Beattie	$75,000	$75,000	$150,000	$160,000	$10,000	$320,000
Raja Rajamannar	125,000	—	125,000	160,000	—	285,000
Heather B. Redman	125,000	—	125,000	160,000	—	285,000
Craig A. Rogerson	—	320,000	320,000	160,000	10,000	490,000
Linda G. Sullivan	125,000	—	125,000	160,000	—	285,000
Natica von Althann	145,000	—	145,000	160,000	6,000	311,000
Keith H. Williamson	125,000	—	125,000	160,000	10,000	295,000
Phoebe A. Wood	145,000	—	145,000	160,000	10,000	315,000
Armando Zagalo de Lima	—	145,000	145,000	160,000	—	305,000
(1)
This column reports the dollar amount of retainers either actually paid in cash or voluntarily deferred into cash accounts under the DDCP for Board and committee service by each director for 2024. The cash retainers for the 2024 committee chairs were: Mr. Beattie (Audit — $25,000); Mr. Rogerson (Executive — $20,000); Ms. von Althann (PCC — $20,000); Ms. Wood (GNSC — $20,000); and Mr. Zagalo de Lima (Finance — $20,000). Mr. Rogerson also received a $175,000 retainer for serving as the independent Chair of the Board. Ms. Redman voluntarily deferred $125,000 of her retainer into a deferred cash account under the DDCP.
(2)
This column reports the dollar amount of retainers voluntarily deferred into deferred stock accounts under the DDCP in 2024.
(3)
This column represents the grant date fair value of the mandatorily deferred portion of the annual retainer during 2024 as calculated under ASC Topic 718. The grant date fair value for the deferred stock units was calculated using the closing price of PPL common stock on the NYSE on the date of grant. Deferred stock units are granted in quarterly installments on the first business day of each fiscal quarter.

All deferred stock units held in each director’s deferred stock account are vested. As of December 31, 2024, the aggregate number of deferred stock units (including additional units granted for dividend equivalents) held by each current non-employee director was as follows: Mr. Beattie — 36,729; Mr. Rajamannar — 84,004; Ms. Redman – 19,148; Mr. Rogerson — 218,260; Ms. Sullivan — 11,666; Ms. von Althann — 95,667; Mr. Williamson — 125,824; Ms. Wood — 42,605 and Mr. Zagalo de Lima — 114,588.

(4)
For Mr. Beattie, Mr. Rogerson, Ms. von Althann, Mr. Williamson and Ms. Wood, this column reflects contributions made under our charitable matching gift program. Non-employee directors are eligible to participate in our charitable matching gift program on the same basis as employees. Under the program, PPL will contribute, on a 100% matching basis, up to $10,000 per year per person to specified charitable institutions.

PPL CORPORATION 2025 Proxy Statement 31

STOCK OWNERSHIP

DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

All directors and executive officers as a group hold less than 1% of PPL’s outstanding common stock. The table below shows the number of shares of our common stock beneficially owned as of March 3, 2025, except to the extent indicated otherwise in the footnotes, by: each of our directors; each NEO for whom compensation is disclosed in the Summary Compensation Table; all of our director nominees and executive officers as a group; and the persons known by the company to be beneficial owners of more than 5% of PPL’s common stock. The table also includes information about restricted stock units granted to executive officers under the company’s Incentive Compensation Plan for Key Employees, or ICPKE, the company’s Amended and Restated 2012 Stock Incentive Plan, or SIP, and stock units credited to the accounts of our directors under the DDCP.

Name of Directors and NEOs	Shares of Common Stock Owned(1)
Arthur P. Beattie	38,926	(2)
Joseph P. Bergstein, Jr.	191,152	(3)
Dean A. Del Vecchio	47,642	(4)
Raja Rajamannar	85,997	(2)
Heather B. Redman	20,622	(2)
Craig A. Rogerson	223,813	(2)
Vincent Sorgi	629,893	(5)
Wendy E. Stark	87,486	(6)
Francis X. Sullivan	38,678	(7)
Linda G. Sullivan	13,080	(2)
Natica von Althann	97,753	(2)
Keith H. Williamson	128,152	(2)
Phoebe A. Wood	44,267	(2)
Armando Zagalo de Lima	117,389	(2)
All 21 executive officers and directors as a group	2,092,683	(8)

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group, Inc.(9)
100 Vanguard Blvd. Malvern, PA 19355	94,052,723	12.76%
BlackRock, Inc.(10)
50 Hudson Yards New York, NY 10001	64,137,817	8.70%
(1)
The number of shares owned includes: (a) shares directly owned by certain relatives with whom directors or officers share voting or investment power; (b) shares held of record individually by a director or officer or jointly with others or held in the name of a bank, broker or nominee for such individual’s account; (c) shares in which certain directors or officers maintain exclusive or shared investment or voting power, whether or not the securities are held for their benefit; and (d) with respect to executive officers, shares held for their benefit by the Trustee under PPL’s Employee Stock Ownership Plan, or ESOP.
(2)
Consists of stock units credited to the director’s deferred stock account under the DDCP.
(3)
Includes 38,640 restricted stock units.
(4)
Includes 47,642 restricted stock units.
(5)
Includes 140,502 restricted stock units.
(6)
Includes 27,455 restricted stock units.
(7)
Includes 33,242 restricted stock units.

32 PPL CORPORATION 2025 Proxy Statement

STOCK OWNERSHIP

(8)
Includes 391,024 restricted stock units and 769,998 stock units credited to the directors’ deferred stock accounts under the DDCP.
(9)
Based solely on a review of the Schedule 13G/A filed by The Vanguard Group, Inc. with the SEC on February 13, 2024. As reported on the Schedule 13G/A, as of December 29, 2023, The Vanguard Group beneficially owned, in the aggregate, 94,052,723 shares held by The Vanguard Group affiliates and had shared voting power over 1,282,505 shares, shared dispositive power over 3,570,103 shares and sole dispositive power over 90,482,620 shares.
(10)
Based solely on a review of the Schedule 13G filed by BlackRock, Inc. with the SEC on January 25, 2024. As reported on the Schedule 13G, as of December 31, 2023, BlackRock, Inc. beneficially owned, in the aggregate, 64,137,817 shares held by BlackRock, Inc. affiliates and had sole voting power over 59,777,988 shares and sole dispositive power over 64,137,817 shares. We and our affiliates engage in ordinary course brokerage, asset management or other transactions or arrangements with BlackRock, Inc. and its affiliates. These transactions are negotiated on arm’s-length bases and contain customary terms and conditions. Affiliates of BlackRock, Inc. also provide investment management services for the company’s pension trusts, post-retirement benefit plan trusts, defined contribution master trust, and ESOP. The company and the company’s affiliates paid fees of about $2,000,000 in 2024 to BlackRock, Inc. and its affiliates. While BlackRock, Inc.’s affiliates’ engagement is unrelated to BlackRock, Inc.’s common stock ownership, these relationships were reviewed, pre-approved and ratified by the GNSC in compliance with the company’s related-party transaction policy.

DELINQUENT SECTION 16(a) REPORTS

To our knowledge, our directors and executive officers met all filing requirements under Section 16(a) of the Exchange Act during 2024, except for: (a) Forms 4 filed for several of our executive officers(1) on January 23, 2024 that, due to a technical issue, were mistakenly filed as if the issuer was Kentucky Utilities Company, one of PPL's subsidiaries. The Forms were properly filed with PPL as the issuer on March 5, 2024 and replaced the initial filings; and (b) a Form 4 for Tadd J. Henninger was filed on March 1, 2024 to report the grant of restricted stock units, which was inadvertently filed late due to administrative oversight.

(1)
Consisting of Marlene C. Beers, Joseph P. Bergstein, Jr., David J. Bonenberger, John R. Crockett III, Angela K. Gosman, Tadd J. Henninger, Christine M. Martin and Vincent Sorgi.

PPL CORPORATION 2025 Proxy Statement 33

TRANSACTIONS WITH RELATED PERSONS

The Board of Directors has adopted a written related-party transaction policy that reflects the process the Board uses to identify potential conflicts of interest arising out of financial transactions, arrangements or relations between PPL and any related persons. This policy applies to any transaction or series of transactions in which PPL Corporation or a subsidiary is a participant, the amount exceeds $120,000 and a “related person” has a direct or indirect material interest. A related person includes the company’s directors and executive officers, others related to them by certain family relationships, and shareowners who own more than 5% of any class of PPL Corporation’s voting securities. There are no related-party transactions to disclose regarding the company’s directors or executive officers. For information on certain transactions involving the company and its 5% shareowners, see “Stock Ownership” above.

Under the policy, the GNSC conducts a prior review of each related-party transaction, and any material amendment or modification to a related-party transaction, for potential conflicts of interest, and to either (i) approve (or ratify), and, to the extent applicable, provide ongoing GNSC oversight regarding such a transaction, or (ii) prohibit such a transaction if the GNSC determines it to be inconsistent with the interests of the company and its shareowners.

In connection with its review and approval or ratification of a related-party transaction, the GNSC or the Board, as applicable, will consider the relevant facts and circumstances, including:

•
the importance of the transaction both to PPL and to the related person;
•
whether the transaction would likely impair the judgment of a director or executive officer or his or her ability to act in the best interest of PPL, or the independence of a non-employee director;
•
whether the value and the terms of the transaction are substantially similar to transactions previously entered into by PPL with non-related persons, if any; and
•
any other matters that disinterested directors deem appropriate.

We collect information about potential related-party transactions in annual questionnaires completed by directors and executive officers. We also review any payments made by the company or its subsidiaries to each director and executive officer and their immediate family members, and payments made to or received from those companies that either employ a director or an immediate family member of any director or executive officer. In addition, we review any payments made by the company or its subsidiaries to, or any payments received by the company and its subsidiaries from, any shareowner who owns more than 5% of any class of PPL Corporation’s voting securities. The company’s Office of General Counsel determines whether a transaction requires review by the GNSC and transactions that fall within the definition of the policy are reported to the GNSC. The disinterested independent members of the GNSC or the Board, as applicable, review and consider the relevant facts and circumstances and determine whether to approve, prohibit or ratify the related-party transaction. The GNSC or the Board, as applicable, will prohibit a related-party transaction that it determines to be inconsistent with the interests of the company and its shareowners.

34 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE TO APPROVE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

What are you voting on?	The Board of Directors is asking you to vote, in an advisory manner, to approve the 2024 compensation of our named executive officers, or NEOs, as described on pages 36-82.

The Board recommends a vote FOR this proposal, because it believes our compensation policies and practices are effective in achieving their objectives to:

•
Drive the executive team to produce superior, sustainable financial and operating results.
•
Support strategic initiatives that increase value for shareowners.
•
Align compensation effectively with short- and long-term shareowner interests.
•
Attract and retain talented and experienced individuals.

As required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, our shareowners are being given the opportunity to vote to approve on an advisory, non-binding basis, the compensation of our NEOs. Our executive compensation program reflects the company’s ongoing commitment to pay for performance. Our NEOs’ compensation is aligned with the interests of shareowners and is linked to short- and long-term company performance. For 2024, we based annual cash incentives for NEOs on (1) corporate earnings per share from ongoing operations as adjusted for compensation purposes, or Corporate EPS, (2) corporate strategic initiatives, (3) corporate operational goals, and (4) individual performance. Beginning in 2022 and continuing through 2024, our performance-based long-term incentives awards were based upon (1) relative total shareowner return, or TSR, (2) corporate earnings growth, or EG, and (3) corporate long-term sustainability metrics, or LTS. All of our goals align with our commitment to create long-term value for shareowners. In 2024, 79% of the CEO’s target compensation opportunity was “at-risk” and 68% was performance-based. For the CFO, 77% of target compensation was “at-risk,” while for the other NEOs, on average, 75% of target compensation was “at-risk.”

In considering your vote, you may wish to review the information on PPL’s compensation policies and decisions regarding the NEOs presented in the “Compensation Discussion and Analysis” and “Executive Compensation Tables” beginning on page 36, as well as the discussions regarding “Compensation Processes and Procedures” beginning on page 25, and “Pay Versus Performance” beginning on page 79.

The company currently holds advisory votes regarding executive compensation on an annual basis. Although the results of the vote are non-binding and advisory in nature, the Board values the opinions of our shareowners and will consider the outcome of the vote when making future decisions on the compensation of our NEOs and about our executive compensation program. In addition, the company is required at least once every six years to submit to shareowners the question of how frequently the company is required to seek shareowner approval of executive compensation. We currently expect the next shareowner vote on frequency will be held at the company’s 2029 annual meeting.

The Board of Directors recommends approval of the following resolution:

RESOLVED, that the compensation paid to the company’s named executive officers for 2024, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is approved.

Vote Required for Approval. The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to approve the advisory vote on 2024 compensation of our NEOs.

Your Board of Directors recommends that you vote FOR Proposal 2.

PPL CORPORATION 2025 Proxy Statement 35

EXECUTIVE COMPENSATION

PEOPLE AND COMPENSATION COMMITTEE REPORT

The People and Compensation Committee, or PCC, has reviewed the following Compensation Discussion and Analysis (CD&A) and discussed it with management.

Based on its review and discussions with management, the PCC recommended to the Board that the CD&A be incorporated by reference into the company’s Annual Report on Form 10-K for the year ended December 31, 2024 and included in this Proxy Statement.

People and Compensation Committee

Natica von Althann, Chair

Raja Rajamannar

Craig A. Rogerson

Phoebe A. Wood

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

TABLE OF CONTENTS FOR CD&A

36 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

NAMED EXECUTIVE OFFICERS

For 2024, our named executive officers, or NEOs, were:

Named Executive Officer	Title
Vincent Sorgi	President and Chief Executive Officer (CEO)
Joseph P. Bergstein, Jr.	Executive Vice President and Chief Financial Officer (CFO)
Dean A. Del Vecchio(1)	Executive Vice President and Chief Technology & Innovation Officer (CTIO)
Francis X. Sullivan	Executive Vice President and Chief Operating Officer (COO)
Wendy E. Stark(2)	Executive Vice President - Utilities and Chief Legal Officer (CLO)

(1)
Mr. Del Vecchio joined the company effective February 19, 2024 as Executive Vice President and Chief Technology & Innovation Officer (CTIO).
(2)
Effective March 4, 2024, Ms. Stark's title changed to Executive Vice President-Utilities, Chief Legal Officer and Corporate Secretary. Effective November 11, 2024, Ms. Stark's title changed to Executive Vice President-Utilities and Chief Legal Officer in conjunction with Jeffrey R. Jankowski's promotion to Corporate Secretary.

The 2024 compensation of these NEOs is explained in the following sections and in the Executive Compensation Tables that follow this CD&A.

2024 PERFORMANCE ACHIEVEMENTS AND PAY ALIGNMENT

Overview of 2024 Performance

Through our strong performance in 2024, we continued to advance our strategy to create the utilities of the future and our mission to deliver safe, reliable, affordable and sustainable energy for our customers and competitive long-term returns to shareowners.

Included below are highlights from our 2024 progress and performance:

Delivering on Our Commitments to Customers and Shareowners

Providing electricity and natural gas safely, reliably and affordably to our 3.6 million customers is always our top priority, and we delivered on that commitment again last year. We maintained top-quartile transmission and distribution reliability in Kentucky, Pennsylvania and Rhode Island, and our generation reliability in Kentucky remains among the nation’s best.

Last year brought some of the worst storms in our company’s history as our crews were called on, time and time again, to restore power for our customers. Throughout 2024, we completed more than $3 billion in planned infrastructure investments to strengthen our grid against more frequent and severe storms, to speed restoration and recovery when they occur, and to advance a safe, reliable and cleaner energy mix.

Our team remains focused on achieving efficiencies to help keep energy affordable for our customers. Last year, we reached the high end of our cumulative, annual operations and maintenance (O&M) savings target, or about $130 million from a 2021 baseline, through continued deployment of smart grid technology and automation and use of data science to drive better decision-making in asset management and maintenance.

PPL achieved ongoing earnings at the midpoint of our original 2024 ongoing earnings forecast and in line with our targeted 6% to 8% EPS growth(1). We also increased our common stock dividend by over 7% for 2024.

We also successfully completed our integration of Rhode Island Energy into PPL in 2024 by exiting our final transition services with the utility’s former owner while minimizing impacts to customers and employees.

(1)
2024 reported earnings (GAAP) were $1.20 per share and, adjusting for special items, ongoing earnings were $1.69 per share, which represented a 7% increase over the midpoint of the company’s 2023 ongoing EPS target. "Earnings from ongoing operations" or "ongoing earnings" is a non-GAAP financial measure that is adjusted for special items. See Annex A for a reconciliation of earnings from ongoing operations.

PPL CORPORATION 2025 Proxy Statement 37

EXECUTIVE COMPENSATION

Creating Utilities of the Future

In 2024, we made substantial progress in executing our utility of the future strategy, which is focused on improving the reliability and resiliency of our electric and gas networks; advancing a cleaner energy future affordably and reliably; delivering operational efficiencies to support customer affordability; building scale, enabling our strategy and driving sustainable growth; and empowering our customers through digital solutions and better customer service.

Across PPL, we reorganized our business and realigned teams to best position the company to create utilities that are innovative, agile, efficient and powered by the latest advances in technology. Our new structure enables us to quickly and successfully apply best practices company-wide, make our operations more efficient and drive continuous improvement. We also developed common design and operations standards across our utilities to continue to bring advanced technologies, best practices and more robust engineering and construction specifications to bear in future grid designs.

We launched an IT transformation last year to advance cutting-edge technology in key areas, deliver a better customer and employee experience, and drive greater efficiency. As we continue our journey to become the best utility in the country, we’ll look for opportunities to use artificial intelligence and other advanced technologies to inform our decisions, optimize our asset planning and maintenance, better manage supply and demand on the grid and empower our customers through digital solutions and improved service. We believe our investments in innovative technology will provide better results at lower costs for our customers.

Over the past year, we’ve begun to execute our planned generation replacement strategy in Kentucky, which will advance a reliable, affordable and cleaner energy mix. Last fall, we broke ground on construction of a new 640 megawatt (MW) combined-cycle natural gas plant at our Mill Creek facility and successfully retired our coal plant at Mill Creek Unit 1. And throughout 2024, we continued to advance our plans for development of 240 MW of new company-owned solar and 125 MW of battery storage. In February 2025, our Kentucky utilities filed with the Kentucky Public Service Commission for approval of two new natural gas combined-cycle generation units; 400 megawatts of battery storage; and the addition of selective catalytic reduction technology to the Ghent Generating Station Unit 2.

Throughout 2024, we also remained committed to advancing economic development in our service territories, including supporting significant data center buildout. We recognize that data center growth and expansion is key to America’s future economic competitiveness and national security. Our efforts in 2024 resulted in the early 2025 announcement of our first hyperscale data center customer in Kentucky – the latest example of the state’s success, and our support, in attracting economic development. The new project will involve the development of a 400 MW data center campus in Louisville, with the first 130 MW expected to be available in October 2026 and demand projected to grow to the full 400 MW by 2028. In addition, we continued to attract and support strong interest in Pennsylvania, with nearly 9 gigawatts (GW) of data center demand in advanced stages of planning. While no assurance can be made with respect to these particular projects, they are indicative of the increasing customer demand in our service territories, and this highlights the challenge to meet demand while maintaining our commitment to a cleaner energy future affordably and reliably.

In 2024, we also engaged extensively with key stakeholders to help build a sense of urgency around the need to strengthen resource adequacy in the market served by PJM Interconnection and to advocate for solutions to address potential energy shortfalls later this decade. In Pennsylvania, we’re advocating for a state-focused strategy that addresses impending energy shortfalls and provides the state with additional tools to help protect customers from price volatility and reliability concerns. We believe that one way to do this is to allow regulated electric utilities to invest in generation resources, including owning and operating generation. This would complement the competitive market by addressing resource adequacy gaps, rather than relying solely on market forces to deliver a solution.

Strengthening our communities

PPL is committed to supporting the people and places we serve. The company and its affiliated foundations (PPL Foundation and LG&E and KU Foundation) contributed more than $14.2 million in 2024 to organizations and programs working to improve quality of life and help communities thrive in our service territories in Kentucky, Pennsylvania and Rhode Island. In addition, more than 700 employees volunteered their time in September 2024 during PPL’s company-wide Day of Caring events, which directly benefited organizations in their local communities.

38 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

How We Align PPL’s Compensation Program with Performance

We align our compensation program with corporate strategy through several types of performance-related incentives.

Annual cash incentives for NEOs are based upon (1) corporate earnings per share from ongoing operations as adjusted for compensation purposes, or Corporate EPS, (2) corporate strategic initiatives, (3) corporate operational goals, and (4) individual performance. Since 2022, our performance-based long-term incentives awards have been based upon (1) relative total shareowner return, or TSR, (2) corporate earnings growth, or EG, and (3) corporate long-term sustainability metrics, or LTS. All of our goals align with our commitment to create long-term value for shareowners.

The selection of measures is given careful consideration, with a view to both short-term and longer-term strategic goals, while focusing on areas most within management’s control. Our annual cash incentive awards measure performance based upon achievement of select financial and operational goals. Earnings are central to our business strategy and a primary focus of the investment community. Corporate EPS performance measures have historically been central to the annual compensation program for our NEOs. Corporate strategic initiative goals were added in 2023 to focus the organization on critical annual objectives. For 2024, these objectives focused on a timely and on-budget exit from the transition services agreement with National Grid in connection with the acquisition of Rhode Island Energy in 2022. All NEOs were also compensated based on achievement of corporate operational goals as well as individual contributions towards the company’s focus in the areas of safety, engagement, and the modeling of the company’s corporate values.

Our equity-based awards use relative TSR, EG and LTS metrics to further align executives’ interests with the long-term interests of shareowners. The TSR metric provides a comparison of our three-year TSR performance relative to the UTY, and beginning in 2024, our compensation peer group. The EG metric measures the change in the company’s ongoing earnings over the three-year performance period. The LTS metrics for 2024 awards were focused on environmental and leading safety indicators over the three-year performance period. This approach provides a robust assessment of multiple aspects of our performance and how the market is responding to our current and prospective operational performance in comparison to our peers, which is correlated to market performance.

Although virtually all PPL operations are fully regulated, the company operates in multiple regulatory environments that vary significantly by region. To align our NEOs’ actions with the company’s overall goals, NEO performance objectives are focused on enterprise-wide metrics that measure the financial and operational performance of PPL, which includes operational metrics for its largest business segments during 2024. This provides direct alignment to our goal of increasing shareowner value.

	How We Define It	Where We Use It
Corporate EPS

•
PPL Corporation earnings per share from ongoing operations
•
Corporate EPS is adjusted for compensation purposes to reflect impacts of merger, acquisition and disposition activity, if any; and regulatory agreements that are economically net neutral
•
See Annex A for a reconciliation of financial measures presented in accordance with GAAP to non-GAAP measures used for compensation

• Portion of Annual Cash Incentive

Corporate Strategic Initiatives
•
In 2024, the Corporate Strategic Initiative consisted of the successful, on-budget integration of critical Transition Services Agreement applications that allowed for PPL to exit the TSA with National Grid

• Portion of Annual Cash Incentive

Corporate Operational Goals	• Operational goals of LKE, PPL Electric and RIE weighted for each business segment (see page 48 for a description of the goals and the respective weighting)	• Portion of Annual Cash Incentive

Individual Performance	• Individual performance goals for each NEO based upon results and personal leadership in several areas, such as safety, engagement and the modeling of PPL corporate values	• Portion of Annual Cash Incentive

TSR
•
Total shareowner return, which is a combination of share price appreciation and accrued dividends measured over the three-year performance period

•
Performance assessed relative to companies in the UTY, and beginning in 2024, our compensation peer group

• Performance Units • Portion of long-term incentive, or LTI, compensation

PPL CORPORATION 2025 Proxy Statement 39

EXECUTIVE COMPENSATION

EG
•
Corporate earnings growth, which is the compound annual growth rate of ongoing earnings over the three-year performance period. For 2024, the baseline was the mid-point of the ongoing earnings forecast range.

• Performance Units • Portion of LTI compensation

LTS	• Long-term sustainability metrics, which in 2024 focused on employee and contractor leading safety indicators and building energy efficiency over the three-year performance period	• Performance Units • Portion of LTI compensation

Further information about the targets that apply to specific awards for each NEO is set out in “2024 Named Executive Officer Compensation” beginning on page 45 of this CD&A.

A substantial portion of NEO compensation is delivered in the form of equity, and our senior executives are subject to Executive Equity Ownership Guidelines as described on page 58. These practices directly align our compensation structure with our performance by linking NEO compensation to share price appreciation and sustainable long-term shareowner value creation.

2024 Pay and Performance

•
Annual cash incentive award payouts were approximately 115% of target.
•
2022-2024 equity performance unit awards, with 50% TSR-based, 25% EG-based and 25% sustainability-based, were paid out as follows:
•
TSR-based performance units, which comprised 40% of the total LTI grants made to our NEOs in 2022, paid out at 157% of target for the 2022-2024 performance period.
•
EG-based performance units, which comprised 20% of the total LTI grants made to our NEOs in 2022, paid out at 146% of target for the 2022-2024 performance period.
•
Sustainability-based performance units, which comprised 20% of the total LTI grants made to our NEOs in 2022, paid out at 196% of target for the 2022-2024 performance period.

We provide further details of these matters throughout this CD&A and particularly in “2024 Named Executive Officer Compensation” beginning on page 45.

2024 Say-on-Pay Advisory Vote and Shareowner Engagement

In response to shareowner feedback, since 2022, our long-term incentives have included awards based on EG and sustainability metrics. The PCC also considered the results of the last shareowner advisory vote on executive compensation, as well as market review and benchmarking by FW Cook, when reviewing potential changes to PPL’s executive compensation program. PPL received approval of over 96% of the shares voted in support of the compensation of our NEOs in response to our say-on-pay proposal at the company’s 2024 Annual Meeting.

In our 2023 shareowner outreach, our shareowners indicated that disclosing a compensation peer group would provide additional clarity. The PCC took this into consideration and identified a compensation peer group for the 2024 compensation program as described in the CD&A. During our shareowner engagement efforts in the fall of 2024, we discussed the company's strategy, our compensation program and our corporate governance practices with a number of our shareowners. See “Shareowner Engagement” beginning on page 20 for annual outreach efforts. The responses were favorable, including support for long-term incentives based on sustainability metrics.

The PCC considered the favorable advisory vote from the 2024 Annual Meeting as well as input from the shareowner outreach, and determined that our executive compensation philosophy, compensation objectives and program design remain appropriate. Accordingly, the PCC decided not to make significant changes to the core design of our program for 2025.

40 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

OVERVIEW OF PPL’S EXECUTIVE COMPENSATION PROGRAM FRAMEWORK

Our executive compensation program reflects PPL’s ongoing commitment to pay-for-performance, with executive compensation aligned to shareowner interests and linked to short- and long-term company performance.

Aligning Employees and Compensation Strategies with Our Corporate Strategic Framework

PPL’s corporate strategic framework provides the basis for determining annual and longer-term performance goals and objectives under our executive compensation program.

The performance goals that PPL has established reinforce the core features of our operational mission to provide safe, affordable and reliable energy to our customers. If we are effective in these areas, our underlying performance should increase shareowner value. Our executive compensation program is structured to reward our executives for performance toward these goals.

Elements of NEO Compensation

The executive compensation program is composed of three key elements — base salary, an annual cash incentive and long-term equity incentives — which make up total direct compensation.

Compensation Element	Purpose	Features	Performance Measures and Time Horizon

Base Salary	To reward sustained performance, experience, value in the market and to PPL, and individual skills, knowledge and behaviors	• PCC applies judgment in setting annual salary to reflect performance, experience and responsibility, and considers market data	• Review annually individual performance and market position

Annual Cash Incentive	To motivate and reward corporate performance over the short term	• Paid in cash • Capped at two times target payout for top performance • No payout if Corporate EPS is below a funding gate regardless of achievement levels attained for the other measures	• Financial measures, or Corporate EPS; corporate strategic initiative goals; corporate operational goals; and individual performance • One-year performance period

PPL CORPORATION 2025 Proxy Statement 41

EXECUTIVE COMPENSATION

Compensation Element	Purpose	Features	Performance Measures and Time Horizon
Long-term Equity Incentives

Performance Units Based on TSR, EG and LTS	To align shareowner and executive interests and to drive sustainable growth over the long term

• Vests between 0% and 200% of target payout, subject to certification of performance at the end of the three-year performance period

•  Payable in shares of PPL common stock

•  Dividend equivalents accrue quarterly in the form of additional performance units, and vest according to the applicable level of achievement of the performance goal, if any

•  Represents 80% of the total long-term equity incentive opportunity

•  50% relative TSR, using PPL's peer group over the defined performance period

•  25% EG, based on the change in the company’s ongoing earnings over the defined performance period

•  25% LTS metrics, with a focus on long-term sustainability measures over the defined performance period

•  Three-year performance period

Restricted Stock Units	To align shareowner and executive interests while rewarding and encouraging retention

•  Payable in shares of PPL common stock

•  Dividend equivalents accrue quarterly in the form of additional restricted stock units, but are not paid unless and until underlying award vests

•  Represents 20% of the total long-term equity incentive opportunity

• Time based • Restricted for three years following grant

In addition, the NEOs receive modest perquisites, such as executive physicals, financial planning, tax preparation services and matching charitable contributions, as well as certain retirement benefits. Executive officers may also receive residential security system installation and periodic upgrades, relocation benefits, certain retirement benefits, company car, and tickets to local sporting and entertainment events. For additional information, see “Other Elements of Compensation” section beginning on page 55.

The PPL compensation framework places a heavy emphasis on performance-based pay through the use of annual and long-term performance-based compensation elements. In 2024, 79% of the CEO’s target compensation opportunity was “at-risk” and 68% was performance-based. For the CFO, 77% of target compensation was “at-risk,” for the other NEOs, on average, 75% of target compensation was “at-risk.”

42 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

The following charts illustrate the 2024 elements of compensation divided among base salary, target annual cash incentive and target long-term incentive opportunity.

Elements of Compensation as a Percentage of Target Total Direct Compensation — 2024(1)

(1)
Based on target compensation as a percentage of target total direct compensation for performance as of December 31, 2024.
(2)
Includes Mr. Del Vecchio, Mr. Sullivan, and Ms. Stark.
(3)
Performance-Based Compensation includes target annual cash incentive and performance-based equity awards.
(4)
At-Risk Compensation includes target annual cash incentive and all long-term equity awards.

Process for Setting Executive Compensation

As part of its duties, there are a number of activities the PCC undertakes each year in reviewing the operation and effectiveness of the executive compensation program.

Use of Market Data

The PCC uses market compensation data from the Willis Towers Watson General Industry Executive Compensation Survey as one of several criteria when reviewing individual NEO compensation levels. The survey data provide a large sample size resulting in more consistent and reliable market comparisons. Although the survey participants can vary slightly from year to year, the large nature of the sample size minimizes the risk that this change could distort general market trends. The market data are adjusted to appropriately reflect our size.

PPL CORPORATION 2025 Proxy Statement 43

EXECUTIVE COMPENSATION

Executive Compensation Program Peer Group

In 2023, following discussion with shareowners, the PCC, in collaboration with the PCC's independent consultant, conducted a formal peer group review and adopted a compensation peer group for 2024. The peer group, which is an additional market reference point in making compensation-based decisions, consists of 16 publicly-traded utility companies that are comparably sized and operationally similar to PPL. Factors used in the review and selection of the peer group include:

•
Relevant Size Range - Revenue and market capitalization comparable to that of PPL;
•
Applicable Industry - Companies in the Utilities sector, specifically multi-utilities; and
•
Business Characteristics - Utilities in regulated markets; utilities with electric and gas operations, utilities with primarily domestic operations.

Peer Company	Revenue (millions) (LTM)	Market Cap (millions) (12/31/2024)	Enterprise Value (millions) (12/31/2024)	1-Year Total Shareholder Return (12/31/2024)	3-Year Total Shareholder Return (12/31/2024)
Alliant Energy Corporation (LNT)	$3,966	$15,175	$25,027	20%	2.0%
Ameren Corporation (AEE)	7,623	23,794	42,205	27%	3.0%
American Electric Power Company, Inc. (AEP)	19,721	49,119	92,907	18%	5.0%
CenterPoint Energy, Inc. (CNP)	8,563	20,679	39,894	14%	7.0%
CMS Energy Corporation (CMS)	7,515	19,914	36,423	19%	4.0%
Consolidated Edison, Inc. (ED)	15,031	30,914	57,114	2%	5.0%
Dominion Energy, Inc. (D)	14,459	45,243	87,860	20%	-8.0%
Entergy Corporation (ETR)	11,880	32,513	60,432	56%	15.0%
Evergy, Inc. (EVRG)	5,778	14,155	27,975	23%	1.0%
Eversource Energy (ES)	11,901	21,042	49,641	-2%	-11.0%
FirstEnergy Corp. (FE)	13,257	22,926	47,457	13%	3.0%
NiSource Inc. (NI)	5,455	17,159	32,631	43%	14.0%
Public Service Enterprise Group Inc. (PEG)	10,430	42,095	63,958	43%	12.0%
Sempra (SRE)	12,918	55,562	96,767	21%	13.0%
WEC Energy Group, Inc. (WEC)	8,600	29,750	49,047	16%	2.0%
Xcel Energy Inc. (XEL)	13,441	38,773	67,083	12%	3.0%
75th Percentile	13,303	39,603	64,739	24%	8%
Median	11,155	26,772	49,344	19%	4%
25th Percentile	7,596	20,488	39,026	14%	2%
PPL Corporation (PPL)	8,462	23,955	39,975	24%	6%
PPL Percentile Rank	33%	47%	27%	74%	70%

The following chart shows PPL's percentile positioning relative to the peer group for some of the relevant metrics.

This peer group will be used in the compensation benchmarking phase of our program as an additional market reference point in making compensation-based decisions to ensure our executive compensation program is competitive in attracting, motivating and retaining qualified individuals. The peer group will also be used to determine relative total shareowner return performance in the long-term incentive plan.

Peer Group Positioning

Revenue
33%
Market Cap
47%
Enterprise Value
27%
1-Year TSR
74%
3-Year TSR
70%

44 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

Establishing Performance Targets

Each year, the PCC reviews and sets the performance targets that apply to incentive awards. This process is particularly important in seeking to ensure alignment between pay and performance over short- and long-term periods. Incentive targets are aligned with annual business plans and budgets. The PCC sets goals that it deems to be rigorous but attainable with strong performance.

In setting the PPL Corporate EPS performance target for compensation purposes for 2024, the PCC reviewed comprehensive data and systematically assessed PPL’s targets by considering the following:

•
PPL’s historical performance,
•
Historical performance within the industry, and
•
PPL’s earnings forecasts for the coming year.

In setting the targets for the business segments, the PCC considers historical business segment performance and segment business plans that support PPL’s earnings forecasts for the coming year, as well as key operational metrics to support our mission of providing safe, affordable, reliable, sustainable energy to our customers and competitive, long-term returns to our shareowners. This information is used to set goals that are considered challenging and competitive within the industry. The targets for the 2024 awards were reviewed during the first quarter of 2024 and are summarized in the following sections.

2024 NAMED EXECUTIVE OFFICER COMPENSATION

Base Salary

Each year, the PCC reviews base salary in the context of responsibilities, experience, value in the market and to PPL, sustained individual performance and internal parity to determine whether an executive’s base salary will be increased. In reaching a decision, the PCC reviews market compensation data and whether each executive’s current salary is competitive and commensurate with their performance, skills and experience.

In 2024, the PCC approved base salary increases of 3% effective January 1, 2024 for the CEO, CFO, and EVP-Utilities and CLO. Mr. Del Vecchio was hired February 19, 2024 and Mr. Sullivan received a 10% increase after serving in the role of COO since January 2023. In addition to the 3% base salary increase approved in January 2024, Ms. Stark received an additional increase effective March 4, 2024 when she assumed oversight of the business segment presidents. The table below reflects base salary increases during the year.

Name	2023 Year-End Salary	2024 Salary	% Change
Vince Sorgi	$1,202,000	$1,238,060	3.0%
Joe Bergstein	671,019	691,150	3.0%
Dean Del Vecchio	—	650,000	—
Fran Sullivan	620,000	682,000	10.0%
Wendy Stark	567,788	620,000	9.2%

Individual base salaries for each of the NEOs were generally adjusted to bring salaries in line with market and maintain market competitiveness aligned with their performance, skills and experience in their positions.

PPL CORPORATION 2025 Proxy Statement 45

EXECUTIVE COMPENSATION

2024 Annual Cash Incentive Awards

The annual cash incentive awards measure and reward performance against the company’s financial and operational goals for the year and the individual contributions towards the achievement of those goals. The company's financial performance must meet a minimum financial performance level for any NEO annual cash incentive payouts to occur. No annual cash incentive award would have been made to NEOs for 2024 if Corporate EPS had been below a funding gate of $1.60 regardless of achievement levels attained for the other measures. The measures used to assess management’s success in executing the company’s strategy and initiatives were (1) Corporate EPS, (2) Corporate Strategic Initiatives focused on successful TSA Execution, (3) corporate operational goals that include all three business segments weighted for their relative forecasted contribution to EPS, and (4) individual performance. These measures align with our goals of increasing shareowner value and were set and communicated to the NEOs in the first quarter of 2024.

In summary, the performance measures for 2024 were as follows:

2024 PPL Annual Cash Incentive Goal Weighting
	Corporate Financial	Corporate Strategic	Corporate Operational	Individual
Name	Performance (EPS)	Initiatives	Performance	Performance
Vince Sorgi	65%	15%	10%	10%
Joe Bergstein	65%	15%	10%	10%
Dean Del Vecchio	65%	15%	10%	10%
Fran Sullivan	65%	15%	10%	10%
Wendy Stark	65%	15%	10%	10%

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2024 PPL Corporate Financial Performance

Corporate EPS

For compensation purposes, annual cash incentive awards are based, in part, on PPL Corporation earnings per share from ongoing operations as adjusted for compensation purposes, to reflect impacts of merger, acquisition and disposition activity, if any, and regulatory agreements that are economically net neutral (see Annex A for a description of the adjustments).

In January 2024, the PCC approved an EPS target of $1.69. The actual Corporate EPS for 2024 was $1.69, which was at the target performance level.

200%
150%
100%
50%
0%
Percentage of Target Incentive Earned
100.00%
$1.69
50%
100%
150%
200%
$1.55
$1.60
$1.65
$1.70
$1.75
$1.80
EPS Goal

The percent of target opportunity earned in relation to PPL’s Corporate EPS goal was 100% of target.

No payout for the corporate financial goal would have been made to NEOs for 2024 if Corporate EPS had been below the 50% threshold goal of $1.63.

No annual cash incentive award would have been made to NEOs for 2024 if Corporate EPS had been below the funding gate of $1.60.

Corporate Strategic Initiative Goal Performance

2024 Corporate Strategic Initiatives
Goal Summary Statement	Target	Actual Results	Attainment Score	Goal Weight	Goal Score
IT Critical TSA Application Go-Live	All Applications by September 2024	All Applications by August end 2024	150.00%	50%	75.00%
Total TSA Budget (millions)	$43.50	$39.98	183.08%	50%	91.54%
Total Corporate Strategic Initiative Attainment					166.54%

Upon PPL's acquisition of RIE in 2022, RIE entered into a transition services agreement, or TSA, with the seller National Grid U.S. and its affiliate (together, National Grid) pursuant to which National Grid agreed to provide certain transition services while PPL completed several phases of system and operations integration. In 2024, the full integration of RIE and successful exit from the services provided under the TSA was a priority for the company. The company performed extremely well on the time and budget metrics, with the successful, under-budget integration of all remaining applications by August 2024, resulting in attainment for these metrics of 166.54%.

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Corporate Operational Goal Performance

2024 PPL Operational Performance
Goal Summary Statement	Target	Actual Results	Attainment Score	Goal Weight	Goal Score	Corporate Weight	Corporate Goal Score
LKE
Achieve J.D. Power Residential Electric Customer Satisfaction targeted rating	1st Quartile Nationally 722	712.00	64.74%	30%	19.42%
Achieve the reliability non-storm System Average Interruption Frequency Index (SAIFI) goal target(1)	0.780	0.826	78.42%	30%	23.53%
Achieve Equivalent Forced Outage Rate (EFOR) goal target(1)	2.03%	2.02%	101.54%	10%	10.15%
Achieve Equivalent Availability Factor (EAF) goal target	86.80%	86.18%	82.54%	10%	8.25%
Achieve Gas Leak Response Time goal target - On-Hours (No Payout if any significant event occurs)(1)	33.50	31.20	146.14%	10%	14.61%
Achieve Gas Leak Response Time goal target - Off-Hours (No Payout if any significant event occurs)(1)	31.60	31.30	114.78%	10%	11.48%
Total Operational Performance for LKE					87.45%	45%	39.35%
PPL Electric
Achieve J.D. Power Residential Electric Customer Satisfaction targeted rating	1st Quartile Nationally 722	713.33	69.21%	30%	20.76%
Achieve the reliability non-storm System Average Interruption Frequency Index (SAIFI) goal target(1)	0.690	0.661	117.75%	70%	82.43%
Total Operational Performance for PPL Electric					103.19%	43%	44.37%
RIE
Achieve J.D. Power Residential Electric Customer Satisfaction targeted rating	3rd Quartile Nationally 683	652.58	59.24%	25%	14.81%
Achieve the reliability non-storm System Average Interruption Frequency Index (SAIFI) goal target(1)	0.780	0.761	109.41%	35%	38.29%
Achieve Gas Leak Response Time goal target - On-Hours (No Payout if any significant event occurs)	96.80%	97.50%	134.70%	20%	26.94%
Achieve Gas Leak Response Time goal target - Off-Hours (No Payout if any significant event occurs)	97.70%	98.30%	129.47%	20%	25.89%
Total Operational Performance for RIE					105.94%	12%	12.71%
Total Weighted Corporate Operational Performance						100%	96.44%

(1) For these measures, a lower actual result is better.

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Customer Satisfaction

The Customer Satisfaction goal for each business segment is measured by the J.D. Power Residential Satisfaction Survey. J.D. Power provides a standardized scoring and methodology for comparison across business segments. The focus is on electric residential to ensure consistency across dissimilar mixes of customer bases. Positional scores (average in region, quartiles, etc.) utilize raw utility scores and do not use the J.D. Power weighted methodology.

Customer Satisfaction achievement was below target for all three business segments, resulting in a payout of this measure at 64.74% for LKE, 69.21% for PPL Electric and 59.24% for RIE.

Across the business segments, Customer Satisfaction was primarily affected due to unprecedented storms in all of our service territories, as well as billing issues in Rhode Island and business office closures in Kentucky. The overall industry experienced lower performance in the key area of price.

Customer Satisfaction Payout as a % of Target
LKE
64.74%
PPL Electric
69.21%
RIE
59.24%

Reliability - SAIFI

The primary electric reliability goal for each business segment is measured by non-storm System Average Interruption Frequency Index, or SAIFI. Each non-storm SAIFI target is based on an industry-recognized metric used to measure reliability by electric utilities. The metric measures the average number of interruptions per customer, based on standards set by the Institute of Electrical and Electronics Engineers (IEEE), with the objective of achieving the lowest possible actual result. The annual target is set based on previous performance and current management expectations.

Reliability - SAIFI Payout as a % of Target

LKE
78.42%
PPL Electric
117.75%
RIE
109.41%

PPL Electric and RIE both delivered strong reliability in 2024, resulting in achievement above target and a payout of this measure of 117.75% for PPL Electric and 109.41% for RIE.

Baseline LKE reliability performance was strong in 2024, but heightened storm activity that did not meet the threshold for exclusion was double the historical average, driving down overall reliability results. This resulted in a below target payout of this measure at 78.42% for LKE. Grid resilience is a key focus area of the investment plan.

Reliability – EFOR / EAF

LKE’s EFOR is the measurement of the percent of steam generation not available due to forced outages or reduction in generation output, with the objective of achieving the lowest possible actual result. Targets are set using historical regional results to drive optimal business performance. LKE’s performance resulted in a payout of 101.54% for this measure.

LKE’s EAF measures the ratio of a given period in which a generating unit is available without any outages or reductions in capacity. It is calculated by summing the available capacity of a unit on an hour-by-hour basis and comparing that sum to its rated capacity. For 2024, EAF attainment was below target at 82.54% driven primarily by the higher number of planned outage hours in 2024.

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Public Safety – Gas Leak Response Time

For our business segments with gas operations, LKE and RIE, the gas leak response time metrics measure the utility’s response to the potential hazard of a gas leak, which is critical to public safety. For LKE, this metric is a measurement of the average response time, in minutes, for on-hours and off-hours. For RIE, this metric is a measurement of the total leak response success rate, defined as arriving at the affected locations within thirty minutes on-hours and within forty-five minutes off-hours. Annual targets were set based upon previous performance, current management expectations and regulatory mandated performance. If any significant event would have occurred in 2024, there would have been no payout on this portion of the operational goals.

Gas Leak Response Time Payout as a % of Target
LKE On-Hours
146.14%
LKE Off-Hours
114.78%
RIE On-Hours
134.70%
RIE Off-Hours
129.47%

LKE achieved a gas leak response time attainment above target for both on-hours and off-hours, resulting in a payout of 146.14% for on-hours and 114.78% for off-hours.

RIE achieved above target performance for both on-hours and off-hours gas leak response time, resulting in a payout of 134.70% for on-hours and 129.47% for off-hours. RIE has stringent regulatory requirements for gas leak response at 93.4% responded to within 30 minutes on-hours and 94.4% within 45 minutes off-hours for 2024. The company’s actual results were above these regulatory requirements at 97.5% and 98.3% on-time response for on-hours and off-hours, respectively.

Final Operational Goal Attainment

For 2024, the final weighted attainment resulted in a business segment operational goal attainment of 87.45% for LKE, 103.19% for PPL Electric and 105.94% for RIE. The consolidated Corporate operational goal attainment, weighted for each business segment based upon expected contribution towards EPS in the approved Business Plan, was 96.44%.

Operational Goal Payout as a % of Target
LKE
87.45%
PPL Electric
103.19%
RIE
105.94%
Corporate
96.44%

Individual Performance

NEOs have an individual goals portion of the annual cash incentive awards weighted at 10% of the total annual incentive. Goal achievement was assessed by the PCC in January following the performance year, based on results and personal leadership in the areas of safety; engagement; and the modeling of PPL corporate values. Consistent with other goals, individual performance was assessed using a scale of 0-200% of target. The evaluation was holistic and considered, in part, absolute and relative performance, improvement or decline during the performance period and headwinds/tailwinds experienced.

Based on 2024 performance results, all NEOs, including Mr. Sorgi, received a performance factor of 150% of target. This above target but below maximum performance factor was determined to recognize the executive leadership team’s contributions, teamwork and outstanding leadership to produce strong results. 2024 performance outcomes included the successful integration of Rhode Island Energy; the exiting of all remaining TSAs with National Grid; the roll-out of an enterprise-wide employee engagement survey with above benchmark participation rates; the achievement of cumulative O&M savings at high-end of the 2024 target range; the completion of a successful business restructuring and team realignment across the enterprise to better execute the business strategy; the

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implementation of enterprise-wide wildfire mitigation plans; and the successful execution of the capital plan to support the delivery of safe, reliable, and affordable energy.

Individual Annual Cash Incentive Awards for 2024 Performance

The following annual incentive awards were approved by the PCC for 2024 performance.

	Weight x Goal Results
Name	Corporate Financial	Corporate	Corporate Operational	Individual	2024 Earned
	Performance (65%)	Strategic Initiatives (15%)	Performance (10%)	Performance (10%)	Award
Vince Sorgi	100%	166.54%	96.44%	150%	114.62%
Joe Bergstein	100%	166.54%	96.44%	150%	114.62%
Dean Del Vecchio	100%	166.54%	96.44%	150%	114.62%
Fran Sullivan	100%	166.54%	96.44%	150%	114.62%
Wendy Stark	100%	166.54%	96.44%	150%	114.62%

This resulted in the following approved annual cash incentive awards:

Name	2024 Base Salary	Target Opportunity (% of Base Salary)	2024 Earned Award	2024 Annual Cash Incentive Award
Vince Sorgi	$1,238,060	125%	114.62%	$1,773,831
Joe Bergstein	691,150	85%	114.62%	673,367
Dean Del Vecchio	650,000	85%	114.62%	633,276
Fran Sullivan	682,000	85%	114.62%	664,452
Wendy Stark	620,000	85%	114.62%	604,047

2024 Long-term Equity Incentive Award Grants

The purpose of the long-term incentive program is to align our executives’ interests with those of shareowners by providing long-term equity incentives that are earned based on company performance. This goal is achieved through two distinct equity awards — performance units and restricted stock units. Performance units tie compensation to the financial performance, share price of PPL and corporate strategy based on TSR, EG and LTS performance measured over a three-year performance period. Restricted stock units align shareowner and executive interests while rewarding and encouraging retention.

Total LTI Opportunity
Name	2024 LTI Grant (% of Base Salary)	2024 LTI Grant ($)	20% Restricted Stock Units	80% Performance Units
Vince Sorgi	525%	$6,499,815	$1,299,963	$5,199,852
Joe Bergstein	250%	1,727,875	345,575	1,382,300
Dean Del Vecchio	200%	1,300,000	260,000	1,040,000
Fran Sullivan	250%	1,705,000	341,000	1,364,000
Wendy Stark(1)	200%	1,169,642	233,928	935,714
(1)
Ms. Stark's 2024 equity award was based upon her base salary at the time of grant ($584,821).

The PCC customarily grants the annual long-term incentive awards at its regularly scheduled January meeting. Consistent with our compensation program, off-cycle awards may be made from time-to-time, for example, on the date of hire, appointment or promotion of an executive officer. Upon his hire on February 19, 2024, Mr. Del Vecchio received a sign-on equity award of $1,000,000, with 25% contingent upon performance in the form of performance

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units described below and 75% in the form of time-vested restricted stock units that vest after a three-year restriction period. This award was provided to Mr. Del Vecchio to offset compensation forfeited upon his departure from his prior employer.

2024 Restricted Stock Unit Grants (20% of Total LTI)

Restricted stock units are PPL stock-equivalent units representing a future delivery of a specified number of shares of PPL common stock at the end of three years. The value of the shares that may ultimately vest may be greater than or less than the targeted value, depending on future increases or decreases in PPL’s common stock share price. Restricted stock units granted in 2024 were calculated by multiplying 2024 base salary by the target percentage, divided by the closing price of PPL common stock on the applicable date.

Restricted Stock Unit Awards Granted in 2024 - 20% of Total LTI (1)
Name	RSU Grant (% of Salary)	RSU Grant ($)	Units Granted(2)
Vince Sorgi	105%	$1,299,963	50,328
Joe Bergstein	50%	345,575	13,379
Dean Del Vecchio(3)	40%	260,000	9,760
One-time sign-on grant		750,000	28,153
Fran Sullivan	50%	341,000	13,202
Wendy Stark(4)	40%	233,928	9,057

(1)
Number of restricted stock units granted is the award value divided by the closing price of PPL common stock on the date of approval or, if later, the effective date (January 25, 2024, $25.83). All NEOs, except Mr. Del Vecchio, were awarded grants on January 25, 2024.
(2)
The number of units is rounded up to the nearest full unit.
(3)
Mr. Del Vecchio received two restricted stock unit grants in 2024: (i) his annual award with a value of $260,000 and (ii) $750,000 restricted stock as part of his $1,000,000 sign-on equity award. The number of restricted stock units granted is the award value divided by the closing price of PPL common stock on February 16, 2024, the last business day preceding the date of hire, which was a NYSE holiday ($26.64). The grants vest after a three-year restriction period.
(4)
Ms. Stark's 2024 equity award was based upon her base salary at the time of grant ($584,821).

2024 Performance Unit Award Grants (80% of Total LTI)

The performance units awarded in 2024 were designed to align the interests of our NEOs with those of our shareowners by directly linking NEO pay with sustained long-term company performance over a designated performance period. Performance units granted in 2024 were calculated based on 2024 salary.

Target award values are established at the start of the year, and the actual number of shares that an NEO receives is contingent on PPL’s TSR performance relative to the companies in the newly adopted compensation peer group, the company’s EG performance and LTS metrics, as follows.

Performance Units – TSR (50% of the performance units granted)

TSR combines the impact of share price movement and reinvested dividends during the three-year performance period from January 1, 2024 to December 31, 2026.

The PCC determined that, for the TSR awards granted in 2024, the newly adopted compensation peer group comprised of other companies we believe investors view as market competitors would be an appropriate peer group for relative TSR performance.

To achieve the target TSR award value granted in 2024, PPL’s TSR performance must be at or above the 50th percentile relative to the companies in PPL's compensation peer group at the end of the three-year performance period.

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At the end of the performance period, awards can range from 0% to 200% of target depending on relative performance. TSR awards are forfeited if PPL ranks below the 25th percentile of the companies in the compensation peer group at the end of the three-year period.

Performance Units – EG (25% of the performance units granted)

EG performance metrics are intended to further align executive compensation with PPL’s key strategic objective of earnings growth. Payout of the EG performance units will be based on the earnings growth above the projected midpoint of ongoing earnings for the three-year performance period for PPL. For 2024, the baseline was the mid-point of the ongoing earnings forecast range of $1.63 - $1.75.

At the end of the three-year performance period from January 1, 2024 to December 31, 2026, actual performance will be determined as the compound annual growth from the 2024 baseline compared to the actual ongoing earnings results in 2026.

EG performance units can be paid up to 200% of target or not paid if performance is below the minimum established performance threshold. To achieve the target EG award value granted in 2024, PPL’s EG performance must be at 6% at the end of the three-year performance period. EG awards are not paid if PPL’s EG is below 3% at the end of the three-year period.

Performance Units – LTS (25% of the performance units granted)

Long-Term Sustainability performance units align executive compensation with PPL’s focus on safety and building energy efficiency. PPL is committed to the health, safety and welfare of its employees and of those with whom we do business. Because safety is an integral part of our values and culture, beginning in 2024, employee and contractor safety was included in the LTS-based performance unit awards for NEOs. Safety indicators include number of observations by first-line supervisors and other management, dedicated all-hands meetings, and contractor safety audits. As recommended by OSHA, the leading safety indicators portion of the performance-based LTI awards were not based on OSHA recordable injury rate, which could inhibit reporting of injuries. Instead, the PCC chose to include leading safety indicators that measure proactive behaviors designed to help enhance our safety culture.

Payout of the LTS performance units will be based on (1) employee and contractor safety as measured by leading safety indicators and (2) reductions in building energy use in Pennsylvania, Kentucky and Rhode Island over the three-year performance period.

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2024 Performance Units - LTS Metrics
Performance Measure	Goal Weight	0% Target	50% Target	100% Target	150% Target	200% Target
Part 1 - Operations Employee Safety (56.25%)
Safety Observations per Operations First-Line Supervisor of Safety Sensitive Employees (1)(2)	18.75%	188	219	250	281	313
Safety Observations per Operations First-Line Supervisor of Non-Safety Sensitive Employees (1)(2)	15.00%	94	109	125	141	156
Safety Observations per Operations Manager (1)(2)	7.50%	53	61	70	79	88
Safety Observations per Operations Director (1)(2)	7.50%	23	26	30	34	38
Dedicated Safety All-Hands Meeting per Operations Vice President (1)(2)	7.50%	1	2	3	4	5
Part 2 -Non- Operations (Shared Services) Employee Safety (7.5%)
Dedicated Safety All-Hands Meeting per non-Operations (Shared Services) Department (1)(2)	7.50%	1	2	3	4	5
Part 3 - Contractor Safety (11.25%)
Contractor Safety Audits (2)	11.25%	15	18	20	22	25
Part 4 - Reduction in Building Energy Usage (25%)
Reduction in Building Energy Usage - PA / KY (2)	20%	-14.4%	-16.9%	-19.2%	-21.5%	-24.0%
Reduction in Building Energy Usage - RI (2)	5%	-4.4%	-5.2%	-5.9%	-6.6%	-7.4%
(1)
Cumulative 3-year per person
(2)
Full interpolation between each stated target from 0% to 200%.

The PCC granted the following performance unit awards for 2024 subject to PPL’s performance on TSR, EG and LTS over the 2024-2026 performance period.

Performance Unit Awards Granted in 2024 - 80% of Total LTI (1) 50% TSR, 25% EG, and 25% LTS
Name	PU Grant ($)	PU-TSR Units Granted(2)	PU-EG Units Granted(2)	PU-LTS Units Granted(2)
Vince Sorgi	$5,199,852	100,656	50,328	50,328
Joe Bergstein	1,382,300	26,758	13,379	13,379
Dean Del Vecchio(3)	1,040,000	19,520	9,760	9,760
One-time sign-on grant	250,000	4,693	2,347	2,347
Fran Sullivan	1,364,000	26,404	13,202	13,202
Wendy Stark(4)	935,714	18,113	9,057	9,057
(1)
Number of performance units granted is the award value divided by the closing price of PPL common stock on the date of approval or, if later, the effective date (January 25, 2024, $25.83). All NEOs except Mr. Del Vecchio were awarded grants on January 25, 2024.
(2)
The number of units is rounded up to the nearest full unit.
(3)
Mr. Del Vecchio received two performance unit grants in 2024: (i) his annual award with a value of $1,040,000 and (ii) $250,000 performance units as part of his $1,000,000 sign-on equity award. The number of performance units granted is the award value divided by the closing price of PPL common stock on February 16, 2024, the last business day preceding the date of hire, which was a NYSE holiday ($26.64).
(4)
Ms. Stark's 2024 equity award was based upon her base salary at the time of grant ($584,821).

Following the PCC’s assessment and certification of performance in early 2027, the applicable percentage of the performance unit awards and dividend equivalents will vest, if any. The PCC has no discretion to provide for payment above the amount as reflected in the actual attainment of the stated performance goals. Dividend equivalents accrue on the performance units as additional performance units and will vest and be paid according to the applicable level of achievement of the performance goal, if any.

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2022–2024 Performance Units

TSR-based performance unit awards, accounting for 40% of the total LTI award, were made to the NEOs in 2022, subject to a three-year performance period. The actual number of units that could vest at the end of the performance period was contingent on PPL’s TSR from January 1, 2022 to December 31, 2024 relative to companies in the UTY.

EG-based performance unit awards, accounting for 20% of the total LTI award, were made to the NEOs in 2022, subject to a three-year performance period. The actual number of units that could vest at the end of the three-year restriction period was contingent on PPL’s compound annual growth from the 2022 baseline compared to the actual ongoing earnings results in 2024.

Sustainability-based performance unit awards, accounting for 20% of the total LTI award, were made to the NEOs in 2022, subject to a three-year performance period. The actual number of units that could vest at the end of the performance period was contingent on PPL's attainment of sustainability-related measures from January 1, 2022 to December 31, 2024.

2022–2024 TSR-based Performance Units

Over the three-year performance period, PPL’s TSR ranked at the 70th percentile relative to companies in the UTY. Consequently, the 2022-2024 TSR-based performance units, and accrued dividend equivalents on the units, resulted in a payout at 157% of target.

2022–2024 EG-based Performance Units

Over the three-year performance period, PPL’s compound earnings growth was 6.86%. Consequently, the 2022-2024 EG-based performance units, and accrued dividend equivalents on the units, paid out at 146% of target.

2022–2024 Sustainability-based Performance Units

Over the three-year performance period, PPL achieved above target attainment on each of the sustainability-related goals, with 75% of the attainment contingent upon the successful retirement of Mill Creek Unit 1, a coal-fired generating facility in Kentucky, by December 31, 2024. Consequently, the 2022-2024 sustainability-based performance units, and accrued dividend equivalents on the units, paid out at 196% of target.

Other Elements of Compensation

In addition to the three elements of total direct compensation (base salary, annual cash incentive and long-term equity incentives in the form of performance units and restricted stock units), the company also provides other forms of compensation to the NEOs, which are summarized below.

Limited Perquisites

PPL provides limited executive perquisites to its NEOs. We believe these perquisites are consistent with market practice and serve a direct business interest.

Financial planning and tax preparation and support, up to an aggregate cost of $11,000 per year, and estate planning, not to exceed $5,000 in the aggregate, are offered to each NEO. These services are provided in recognition of time constraints on executives and their more complex compensation program that requires professional financial, tax and estate planning. We believe that good financial planning by experts reduces the amount of time and attention that executive officers must spend on such issues. Such planning also helps ensure the objectives of our compensation program are met and not hindered by unexpected tax or other consequences.

Additionally, each NEO is eligible for an executive physical, up to an aggregate taxable cost of $6,000 every two years, and genetic testing not to exceed $5,000 in the aggregate. The PCC believes the benefit is beneficial to both the employee and the company through potential reduced costs and increased productivity.

PPL periodically provides security assessments and residential security system upgrades to its NEOs. The company also provides relocation benefits to employees in connection with joining the company. In addition, the NEOs may receive matching charitable contributions, certain retirement benefits, company car, executive security services, and tickets to local sporting and entertainment events. The company prioritizes the safety and security of our executive team and personal protection benefits such as home security systems, executive security, and driving services help to mitigate potential risks.

The incremental cost to PPL of all perquisites received by each of our NEOs for the year is summarized in Note 7 to the Summary Compensation Table on page 61.

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Retirement Programs

The company provides eligible employees with the opportunity to build financial resources for retirement through tax-qualified defined benefit pension plans and defined contribution plans (401(k) plans). In addition, the company provides eligible executives with non-tax-qualified supplemental pension benefit and deferred compensation opportunities. We have historically viewed our retirement benefits as a means of providing financial security to our salaried employees after they have spent a substantial portion of their careers with the company.

NEOs are eligible for the following pension benefit plans.

Retirement Plan	Description	NEO Participants
PPL Retirement Plan	• Tax-qualified defined benefit pension plan • Closed to new salaried employees after December 31, 2011	Sorgi and Bergstein
PPL Supplemental Executive Retirement Plan (PPL SERP)
•
Nonqualified defined benefit pension plan to provide for retirement benefits above amounts available under the PPL Retirement Plan
•
Vested and eligible to commence payment at age 50 with 10 years of service
•
 Closed to new officers after December 31, 2011

Sorgi
PPL Supplemental Compensation Pension Plan	• Nonqualified defined benefit pension plan that applies to certain employees hired before January 1, 2012 who are not eligible for the PPL SERP	Bergstein

Additional details about these plans are provided under “Executive Compensation Tables — Pension Benefits in 2024” beginning on page 67.

NEOs are eligible for the following voluntary retirement savings opportunities.

Savings Plans	Description	NEO Participants
PPL Deferred Savings Plan (PPL DSP)
•
Tax-qualified defined contribution plan
•
PPL provides matching contributions of up to 3% of the participant’s compensation subject to contribution limits imposed by the Internal Revenue Service, or IRS
•
Compensation includes base salary plus annual cash incentive award
•
Participants vest in PPL’s matching contributions after one year of service
•
Participants may request distribution of their account at any time following termination of employment

Sorgi and Bergstein
PPL Retirement Savings Plan (PPL RSP)
•
Tax-qualified defined contribution plan
•
PPL provides matching contributions of up to 4.5% of the participant’s compensation subject to contribution limits imposed by the IRS
•
PPL provides an additional fixed contribution based on years of service and compensation, subject to contribution limits imposed by the IRS. Contributions range from 3% to 7% of participants eligible compensation
•
Compensation includes base salary plus annual cash incentive award
Sullivan, Stark and Del Vecchio

56 PPL CORPORATION 2025 Proxy Statement

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Savings Plans	Description	NEO Participants

•
Participants vest in PPL’s matching contributions and fixed contributions after two years of service
•
Participants may request distribution of their account at any time following termination of employment

PPL Executive Deferred Compensation Plan (PPL EDCP)
•
Non-qualified deferred compensation plan
•
Participants may defer some or all of their compensation in excess of the estimated minimum legally required annual payroll tax withholding and in excess of the amounts allowed by statute under the PPL DSP and PPL RSP
•
For participants in the PPL DSP, matching contributions of up to 3% of the participant’s compensation are made under this plan on behalf of participating officers to make up for matching contributions that could not be made on behalf of such officers under the PPL DSP because of statutory limits on qualified plan benefits
•
For participants in the PPL RSP, matching contributions of up to 4.5% and fixed contributions based on years of service and eligible compensation, contributions range from 3% to 7% of the participants’ compensation are made under this plan on behalf of participating officers to make up for matching contributions that could not be made on behalf of such officers under the PPL RSP because of statutory limits on qualified plan benefits
•
Compensation includes base salary plus annual cash incentive award

•
There is no vesting condition for the company matching contributions or fixed contributions

Sorgi, Bergstein, Sullivan, Stark and Del Vecchio

In addition to the retirement programs described above, the primary capital contribution opportunities for NEOs are stock gains under the company’s long-term equity incentive program (as described above) and the frozen tax-qualified employee stock ownership plan, or ESOP. Mr. Sullivan, Ms. Stark and Mr. Del Vecchio are not eligible to participate in the ESOP. For eligible participants, no contributions have been made to the ESOP since 2012.

PPL CORPORATION 2025 Proxy Statement 57

EXECUTIVE COMPENSATION

GOVERNANCE POLICIES UNDERPINNING OUR COMPENSATION FRAMEWORK

At PPL, the People and Compensation Committee and the Governance, Nominating and Sustainability Committee have adopted strong corporate governance practices that are intended to drive results and support accountability to shareowners, as well as align interests of executive officers with those of shareowners.

What We Do		What We Don’t Do

✓	Conduct annual pay risk assessment	✗	No “single trigger” change-in-control severance agreements

✓	Require significant equity ownership: 2x to 6x base salary for executive officers; 5x cash retainer for directors	✗	No hedging or pledging of PPL stock by officers and directors permitted

✓	Maintain NYSE-compliant clawback policy	✗	No dividend equivalents paid on unvested equity awards granted to executive officers

✓	Annual Say on Pay vote	✗	No tax “gross-ups” in change-in-control severance agreements

✓	Limit perquisites	✗	No new participants in the PPL SERP since 2011

Additional information on PPL’s Executive Equity Ownership Guidelines, hedging and pledging policy and clawback policy can be found below.

Executive Equity Ownership Guidelines

An important part of PPL’s compensation philosophy is ensuring a strong linkage between executives and shareowners. The Executive Equity Ownership Guidelines enable the company to align executives with this philosophy. The guidelines provide that NEOs should maintain the following robust levels of ownership in PPL stock:

Executive Officer Level	Equity Guideline (Multiple of Salary)
CEO (PPL Corporation)	6x
Executive Vice Presidents (PPL Corporation)	3x
Senior Vice Presidents (PPL Corporation)	2x
Presidents of business segments	2x

NEOs must attain the minimum ownership requirement that applies to their level by the end of their fifth anniversary at that level. If an NEO fails to achieve the required level within the specified time frame, the following additional requirements apply until the guideline is exceeded:

•
The NEO must not sell any shares of PPL stock.
•
The NEO will be required to retain any vesting equity awards, net of required tax withholding.
•
The PCC retains the right, at its discretion, to deliver annual cash incentive awards in the form of restricted stock unit grants.

All NEOs who have served in their current position more than five years were in compliance with their equity ownership guidelines as of December 31, 2024. All other NEOs were on track as of December 31, 2024 to meet their equity ownership requirements as of the required date.

Equity Grant Practices

In response to Item 402(x)(1) of Regulation S-K, we do not currently grant new awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of option-like awards in relation to our disclosure of material nonpublic information. In the event we determine to grant new awards of options-like awards, the PCC will evaluate the appropriate steps to take in relation to the foregoing.

58 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

More broadly, the PCC generally makes annual grants of full-value share awards to our NEOs at the first PCC meeting of our fiscal year (typically late January). Awards are neither timed to relate to the price of our stock nor to correspond with the release of material nonpublic information. Grants are typically effective on the date of the PCC meeting approving such grants.

Insider Trading Policy

We maintain an Insider Trading Policy and procedures applicable to our directors, officers, and employees, and have implemented processes for the company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards.

Anti-Hedging and Anti-Pledging. We prohibit the use of any hedging or similar transactions related to our shares by our executive officers and directors. These provisions apply to directors, executive officers (including their family members or entities they control), and designated employees who receive material nonpublic information in the regular course of their duties (“restricted persons”). Under the Insider Trading Policy, restricted persons are all prohibited from trading in options, warrants, puts, calls, or similar instruments related to the company’s securities or from engaging in any short sales of such securities. Such restricted persons are further prohibited from pledging company securities as collateral to purchase any other securities or for a loan.

Clawback Policy

Effective October 2, 2023, pursuant to applicable rules of the SEC and the NYSE, the PCC approved a compensation recoupment policy, or clawback policy, providing for the recovery of erroneously awarded incentive compensation in certain circumstances from our executives, including our NEOs. The clawback policy applies to compensation that is granted, earned, or vested based upon company performance of financial reporting measures. A clawback is triggered when an accounting restatement is required and, in such event, any excess compensation received by our executives during the three completed years immediately preceding the restatement date is required to be repaid or returned. The PCC administers and interprets the policy, including, in the event of an accounting restatement, the determination of the amount of excess compensation received by our executives. The company may not indemnify its executives against the loss of compensation recouped under the policy. On March 8, 2024, the PCC adopted a supplemental clawback policy that covers all of our employees holding a position of vice president or above, subject to committee discretion, in the event of an accounting restatement.

Compensation Risk Assessment

The PCC regularly considers risks related to the attraction and retention of talent, the design of our compensation programs, and succession planning. Specifically, the PCC annually reviews management’s assessment of whether risks arising from our compensation policies and practices for all employees, including non-executive officers, are reasonably likely to have a material adverse effect on the company. To do so, the PCC follows a risk assessment process that formally identifies and prioritizes compensation plan features that could induce excessive risk-taking, misstatement of financial results or fraudulent misconduct to enhance an employee’s compensation and cause material harm to the company. Based on this detailed risk assessment process, the PCC determined that PPL’s compensation programs do not encourage risk-taking incentives that are reasonably likely to have a material adverse effect on PPL.

ADDITIONAL INFORMATION

Other Compensation

In addition to the annual direct compensation and retirement programs described above, the company provides other compensation under specific situations as described below.

Employment Agreements. We generally do not enter into traditional employment agreements with our NEOs. There are no specific agreements with respect to length of employment that would commit the company to pay an NEO for a specific period. Generally, our NEOs are “employees-at-will” whose employment is conditioned on performance and subject to termination by the company at any time.

Change-in-Control Protections. The company believes certain executive officers who are terminated without cause or who resign for “good reason” (as defined in “Change-in-Control Benefits” beginning on page 70) in connection with a change in control of PPL Corporation should be provided separation benefits. These benefits are intended to ensure that executives focus on serving the company and shareowner interests without the

PPL CORPORATION 2025 Proxy Statement 59

EXECUTIVE COMPENSATION

distraction of possible job and income loss. All of our NEOs have agreements with the company providing for benefits upon qualifying terminations of employment in connection with a change in control, which generally include cash severance and accelerated vesting of specific outstanding equity awards. The company believes that its change-in-control benefits are consistent with the practices of companies with whom PPL competes for talent and assist in retaining executives and recruiting new executives to the company. Details on current arrangements and agreements are discussed further in “Change-in-Control Benefits,” beginning on page 70, and “Termination Benefits” beginning on page 71.

Severance Benefits. To continue to retain and protect our executives, the company has an Executive Severance Plan that provides severance benefits for officers, including all NEOs, terminated for reasons other than cause.

The key features of the plan include (1) two years of base pay; (2) an allowance for benefit continuation; and (3) outplacement or career services support. Severance benefits payable under this program are conditioned on the executive officer agreeing to release the company from any liability arising from the employment relationship.

As noted above, the company has agreements with all of the NEOs that provide benefits to the executives upon specified terminations of employment in connection with a change in control of PPL Corporation. The benefits provided under these agreements, if triggered, replace any other severance benefits provided to these officers by PPL Corporation, including the Executive Severance Plan or any prior severance agreement.

Additional details on current arrangements and agreements for NEOs are discussed further below under “Change-in-Control Benefits” beginning on page 70 and “Termination Benefits” beginning on page 71.

Tax Implications of Our Executive Compensation Program

Section 162(m) of the Internal Revenue Code precludes deduction for compensation awarded to certain of our executive officers in excess of $1 million. While the PCC continues to consider tax deductibility in structuring compensation paid to executive officers, the primary goals of our executive compensation program are to attract, incentivize and retain key employees and align pay with performance. The PCC retains the ability to provide compensation that exceeds deductibility limits as it determines appropriate.

60 PPL CORPORATION 2025 Proxy Statement

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EXECUTIVE COMPENSATION TABLES

The following table summarizes all compensation for our chief executive officer, our chief financial officer, and our next three most highly compensated executives for 2024, collectively known as our named executive officers, or NEOs, for service to PPL and its subsidiaries.

SUMMARY COMPENSATION TABLE (SCT)

Name and Principal Position(1)	Year	Salary(2)	Bonus(3)	Stock Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total	Total Without Change in Pension Value(8)
Vincent Sorgi	2024	$1,237,367	—	$6,741,436	$1,773,831	$1,483,614	$119,495	$11,355,743	$9,872,129
President and CEO	2023	1,201,326	—	6,442,931	2,013,800	2,198,654	112,845	11,969,556	9,770,902
	2022	1,166,336	—	5,926,933	1,918,678	—	134,628	9,146,575	9,146,575
Joseph P. Bergstein, Jr.	2024	690,763	—	1,792,117	673,367	778,037	52,608	3,986,892	3,208,855
EVP and CFO	2023	670,643	—	1,978,295	719,494	1,275,015	41,075	4,684,522	3,409,507
	2022	651,110	—	1,671,799	698,538	—	47,379	3,068,826	3,068,826
Dean A. Del Vecchio	2024	550,000	$500,000	2,360,112	633,276	—	57,709	4,101,097	4,101,097
EVP and CTIO
Francis X. Sullivan	2024	680,808	—	1,768,408	664,452	—	69,876	3,183,544	3,183,544
EVP and COO	2023	613,227	—	1,329,392	664,789	—	41,335	2,648,743	2,648,743
Wendy E. Stark	2024	612,907	—	1,213,157	604,047	—	110,628	2,540,739	2,540,739
EVP-Utilities and CLO	2023	567,469	250,000	1,369,615	608,804	—	97,374	2,893,262	2,893,262
	2022	550,745	—	1,178,835	586,662	—	104,478	2,420,720	2,420,720

(1)
This column reflects the title of each NEO as of December 31, 2024.
(2)
Salary includes cash compensation deferred to the PPL Executive Deferred Compensation Plan. The following NEOs deferred salary in 2024 in the amounts indicated: Mr. Sorgi ($37,121); Mr. Bergstein ($48,353); and Ms. Stark ($73,549). These amounts are included in the “Nonqualified Deferred Compensation in 2024” table on page 69 as executive contributions for the last fiscal year.
(3)
Bonus for Mr. Del Vecchio in 2024 represents the cash portion of his sign-on award, payable upon his employment start date. Bonus for Ms. Stark in 2023 represents the final cash payment of a sign-on award, which was payable 50% upon her employment start date and 50% upon completion of a full two years of employment in April 2023.
(4)
This column represents the aggregate grant date fair value of restricted stock units and performance units as calculated under ASC Topic 718, without taking into account estimated forfeitures. The grant date fair value of restricted stock units is calculated using the closing price of PPL common stock on the NYSE on the date of grant. The grant date fair value of the performance units reflected in this column are the target payouts estimated using a Monte Carlo pricing model based on the probable outcome of the performance condition, determined as of the grant date, and are disclosed in the “Grants of Plan-Based Awards During 2024” table on page 63. The maximum potential values as of the grant date of the TSR-based performance units granted in 2024 assuming the highest level of performance are as follows: Mr. Sorgi — $5,683,038; Mr. Bergstein — $1,510,757; Mr. Del Vecchio — $1,410,045; Mr. Sullivan — $1,490,770 and Ms. Stark — $1,022,660. The maximum potential values as of the grant date of the EG-based performance units granted in 2024 assuming the highest level of performance are as follows: Mr. Sorgi — $2,599,944; Mr. Bergstein — $691,159; Mr. Del Vecchio — $645,061; Mr. Sullivan— $682,015 and Ms. Stark — $467,885. The maximum potential values as of the grant date of the LTS-based performance units granted in 2024 assuming the highest level of performance are as follows: Mr. Sorgi — $2,599,944; Mr. Bergstein — $691,159; Mr. Del Vecchio — $645,061; Mr. Sullivan— $682,015 and Ms. Stark — $467,885. The assumptions used in the Monte Carlo pricing model of performance units-TSR were a 76.50% correlation coefficient, a 3-year expected life and a stock price volatility assumption of 19.86%.
(5)
Amounts for 2024 represent cash awards paid in March 2025 for performance under the company’s annual cash incentive award program for 2024. These amounts include amounts the NEOs have elected to defer to the PPL Executive Deferred Compensation Plan. The following NEOs deferred cash awards in the amounts indicated: Mr. Sorgi — $106,430; Mr. Bergstein — $134,673; and Ms. Stark — $90,607. These amounts will be included in the “Nonqualified Deferred Compensation in 2025” table as executive contributions in next year’s proxy statement if the executive is an NEO for 2025.
(6)
This column represents the sum of the changes during 2024 in the actuarial present value of accumulated benefit in the PPL Retirement Plan and PPL Supplemental Executive Retirement Plan, or PPL SERP, for Mr. Sorgi, and the PPL Retirement Plan and PPL Supplemental Compensation Pension Plan for Mr. Bergstein. No above-market or preferential earnings under the PPL Executive Deferred Compensation Plan were reportable for 2024. No amounts are shown for 2022 for Mr. Sorgi or Mr. Bergstein because their change in pension value during 2022 was a negative amount. Mr. Sorgi’s net decrease in pension value for 2022 was ($1,679,475) and consisted of a decrease in the value of his accumulated benefit under the PPL Retirement Plan of ($368,817) and a decrease in the value of his accumulated benefit under the PPL SERP of ($1,310,658). Mr. Bergstein’s net decrease in pension value for 2022 was ($595,981) and consisted of a decrease in the value of his accumulated benefit under the PPL Retirement Plan of ($413,589) and a decrease in the value of his accumulated benefit under the PPL Supplemental Compensation Pension Plan of ($182,392).

See “Nonqualified Deferred Compensation in 2024” beginning on page 69 for additional information.

(7)
The table below reflects the components of this column for 2024, which include (i) the company’s matching contribution for each individual’s 401(k) plan contributions; (ii) the company’s fixed contribution for any individual participating in the PPL RSP; (iii) the company’s contributions under nonqualified deferred compensation plans, or NQDC; (iv) certain perquisites including financial planning and tax preparation services, and executive physicals; and (v) other benefits or payments as noted.

PPL CORPORATION 2025 Proxy Statement 61

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Name	401(k) Match	401(k) Fixed Contribution	NQDC Employer Contributions	Financial Planning and Tax Preparation	Executive Physical	Other		Total
Sorgi	$10,350	N/A	$87,185	$11,000	$—	$10,960	(a)	$119,495
Bergstein	10,350	N/A	31,958	10,300	—	—		52,608
Del Vecchio	2,250	$10,350	6,150	10,000	—	28,959	(b)	57,709
Sullivan	15,525	10,350	30,018	—	3,295	10,688	(c)	69,876
Stark	15,525	10,350	65,753	9,000	—	10,000	(d)	110,628

(a)
For Mr. Sorgi includes contributions made by the company under our charitable matching gift program and car service.
(b)
For Mr. Del Vecchio includes costs attributed to his personal use of a company car as well as a residential security system.
(c)
For Mr. Sullivan includes the cost attributed to his personal use of a company car.
(d)
For Ms. Stark includes contributions made by the company under our charitable matching gift program.
(8)
In order to show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to the company’s performance and are outside of the control of the PCC.

62 PPL CORPORATION 2025 Proxy Statement

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GRANTS OF PLAN-BASED AWARDS DURING 2024

The following table provides information about equity and non-equity incentive plan awards granted in 2024.

Name	Grant		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and
	Date		Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units(3)	Option Awards(4)
Vincent			$773,788	$1,547,575	$3,095,150
Sorgi	1/25/2024								50,328	$1,299,972
	1/25/2024	(5)				25,164	100,656	201,312		2,841,519
	1/25/2024	(6)				25,164	50,328	100,656		1,299,972
	1/25/2024	(6)				25,164	50,328	100,656		1,299,972
Joseph P.			293,739	587,478	1,174,956
Bergstein, Jr.	1/25/2024								13,379	345,580
	1/25/2024	(5)				6,690	26,758	53,516		755,378
	1/25/2024	(6)				6,690	13,379	26,758		345,580
	1/25/2024	(6)				6,690	13,379	26,758		345,580
Dean A.			276,250	552,500	1,105,000
Del Vecchio	2/19/2024								37,914	1,010,029
	2/19/2024	(5)				6,053	24,213	48,426		705,023
	2/19/2024	(6)				6,054	12,107	24,214		322,530
	2/19/2024	(6)				6,054	12,107	24,214		322,530
Francis X.			289,850	579,700	1,159,400
Sullivan	1/25/2024								13,202	341,008
	1/25/2024	(5)				6,601	26,404	52,808		745,385
	1/25/2024	(6)				6,601	13,202	26,404		341,008
	1/25/2024	(6)				6,601	13,202	26,404		341,008
Wendy E.			263,500	527,000	1,054,000
Stark	1/25/2024								9,057	233,942
	1/25/2024	(5)				4,528	18,113	36,226		511,330
	1/25/2024	(6)				4,529	9,057	18,114		233,942
	1/25/2024	(6)				4,529	9,057	18,114		233,942
(1)
These columns show the potential payout range under the 2024 annual cash incentive award program. For additional information, see “CD&A — 2024 Named Executive Officer Compensation — 2024 Annual Cash Incentive Awards” beginning on page 46. The cash incentive payout range is generally from 50% to 200% of target. If the actual Corporate EPS performance is below the funding gate requirement to achieve a payout, then the entire award will be forfeited.
(2)
These columns show the potential payout range in number of shares of stock for the performance units, TSR, EG and LTS, granted in 2024 to the NEOs under PPL’s SIP. Each performance unit entitles the executive to receive additional performance units each quarter equal in value to the amount of quarterly dividends paid on PPL common stock. For additional information, see “CD&A — 2024 Named Executive Officer Compensation — 2024 Long-term Equity Incentive Award Grants — 2024 Performance Unit Award Grants (80% of Total LTI)” beginning on page 52.
(3)
This column shows the number of forward-looking time-vested restricted stock units granted in 2024 to the NEOs under PPL’s SIP. In general, restrictions on the awards will lapse three years from the date of grant. Each restricted stock unit entitles the executive to receive additional restricted stock units each quarter equal in value to the amount of quarterly dividends paid on PPL common stock. These additional restricted stock units are payable in shares of PPL common stock at the end of the restriction period, subject to the same conditions as the underlying restricted stock units.
(4)
This column shows the grant date fair value, as calculated under ASC Topic 718, of the performance units and restricted stock units granted to the NEOs, without taking into account estimated forfeitures. The grant date fair value for restricted stock units and performance units based on EG and LTS were based on the closing price of PPL common stock on the NYSE on the grant dates as follows: $25.83 on January 25, 2024, and $26.64 on February 16, 2024, which was the closing price on the last business day preceding the date of hire which was a NYSE holiday (February 19, 2024). For performance units based on TSR, the grant date fair value of $28.23 on January 25, 2024 and $29.12 on February 16, 2024 was calculated using a Monte Carlo pricing model value, assuming a 76.5% correlation coefficient, a 3-year expected life and stock price volatility of 19.86%.
(5)
The payout range for TSR-based performance unit awards granted in 2024 is from 25% to 200% of target. The performance period is from 2024 through 2026. At the end of the performance period, PPL TSR for the three-year period is compared to the total return of the companies in PPL's compensation peer group. Shares of PPL common stock reflecting the applicable number of performance units, as well as dividend equivalents, will vest and be paid according to the applicable level of achievement of the performance goal, if any. If actual performance falls below the 25% payout level, the payout is zero.
(6)
The payout range for EG-based performance unit awards granted in 2024 is from 50% to 200% of target and the payout range for LTS-based performance unit awards granted in 2024 is from 50% to 200% of target. The performance period is from 2024 through 2026.

PPL CORPORATION 2025 Proxy Statement 63

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2024

The following table provides information on all unvested restricted stock unit awards and unearned and unvested performance units, for each NEO as of December 31, 2024. There are no outstanding options as of December 31, 2024 as no options have been granted since 2013. Each grant of performance units that is unearned and unvested is shown separately for each NEO, and the restricted stock units that have not vested are shown in the aggregate. The vesting schedule for each grant is shown following this table, based on the grant date of the restricted stock unit award or performance unit award grant date. The market value of the stock awards is based on the closing price of PPL common stock on the NYSE as of December 31, 2024, which was $32.46. For additional information about stock awards, see “CD&A — 2024 Named Executive Officer Compensation — 2024 Long-term Equity Incentive Award Grants” beginning on page 51.

			Stock Awards
Name	Grant Date(1)		Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Vincent Sorgi			136,868	4,442,741
	1/20/2023	(4)			174,700	5,670,770
	1/20/2023	(5)			65,513	2,126,539
	1/20/2023	(6)			65,513	2,126,539
	1/25/2024	(4)			206,699	6,709,443
	1/25/2024	(5)			103,349	3,354,722
	1/25/2024	(6)			103,349	3,354,722
Joseph P. Bergstein, Jr.			38,859	1,261,357
	1/20/2023	(4)			53,640	1,741,165
	1/20/2023	(5)			20,116	652,963
	1/20/2023	(6)			20,116	652,963
	1/25/2024	(4)			54,948	1,783,612
	1/25/2024	(5)			27,474	891,806
	1/25/2024	(6)			27,474	891,806
Dean A. Del Vecchio			38,929	1,263,620
	2/19/2024	(4)			49,722	1,613,970
	2/19/2024	(5)			24,862	807,018
	2/19/2024	(6)			24,862	807,018
Francis X. Sullivan			23,480	762,163
	1/20/2023	(4)			36,045	1,170,022
	1/20/2023	(5)			13,518	438,784
	1/20/2023	(6)			13,518	438,784
	1/25/2024	(4)			54,221	1,760,016
	1/25/2024	(5)			27,111	880,008
	1/25/2024	(6)			27,111	880,008
Wendy E. Stark			26,842	871,279
	1/20/2023	(4)			37,136	1,205,433
	1/20/2023	(5)			13,927	452,063
	1/20/2023	(6)			13,927	452,063
	1/25/2024	(4)			37,195	1,207,361
	1/25/2024	(5)			18,599	603,714
	1/25/2024	(6)			18,599	603,714

(1)
For a better understanding of this table, we have included an additional column showing the grant date of the unearned and unvested performance units.

64 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

(2)
All restricted stock units for the NEOs under PPL’s SIP and ICPKE vest on the third anniversary of the grant date. The dates that restrictions lapse for each restricted stock unit award granted to the NEOs and the number of restricted stock units, including any accrued dividend equivalents reflected as additional restricted stock units, are detailed below:

Name	Grant Date	1/27/2025	1/20/2026	1/25/2027	2/19/2027
Sorgi	1/27/22	41,518
	1/20/23		43,675
	1/25/24			51,675
Bergstein	1/27/22	11,711
	1/20/23		13,411
	1/25/24			13,737
Del Vecchio	2/19/24				38,929
Sullivan	1/27/22	913
	1/20/23		9,012
	1/25/24			13,555
Stark	1/27/22	8,258
	1/20/23		9,285
	1/25/24			9,299

(3)
These performance units, including TSR, EG and LTS, are payable in shares of PPL common stock following a three-year performance period. While the performance period ends on December 31, 2025 for the 2023 awards and on December 31, 2026 for the 2024 awards, the number of performance units earned is not determined until the PCC certifies that the level of performance goals have been achieved. The number of performance units earned at the time of certification may be more or less than the number of awards reflected in this table, depending on whether or not the performance goals have been achieved and the level of achievement. See “CD&A — 2024 Named Executive Officer Compensation — 2024 Long-term Equity Incentive Award Grants — 2024 Performance Unit Award Grants (80% of Total LTI)” beginning on page 52 for a discussion of the performance goals related to TSR, EG and LTS awards and the attainment levels for each award.
(4)
The number of TSR-based performance units granted in 2023 disclosed in the table for each NEO represents 200% of the target or the maximum payout amount. 200% of target amount is used because PPL’s TSR was above the 67.5th percentile as compared to its industry peers for 2023 and 2024, the first and second year of the three-year performance period for the 2023 awards, and 200% represents the next higher performance measure. The number of TSR-based performance units granted in 2024 disclosed in the table for each NEO represents 200% of the target or the maximum payout amount. 200% of the target amount is used because PPL’s TSR was above the 67.5th percentile as compared to its industry peers for 2024, the first year of the three-year performance period for the 2024 awards, and 200% represents the next higher performance measure. The number of shares shown in the table for each NEO also includes dividend equivalents reflected as additional performance units.
(5)
The number of EG-based performance units granted in 2023 disclosed in the table for each NEO represents 150% of the target payout amount. 150% of target amount is used because, based upon 2023 and 2024 performance, the company currently expects to exceed target performance, and 150% represents the next higher performance measure above target. The number of EG-based performance units granted in 2024 disclosed in the table for each NEO represents 200% or the maximum payout amount. Although it is still early in the three-year performance period, a maximum payout amount was used because, based upon 2024 performance, the company is currently projected to exceed the 150% performance measure. The number of shares shown in the table for each NEO also includes dividend equivalents reflected as additional performance units.
(6)
The number of sustainability-based performance units granted in 2023 disclosed in the table for each NEO represents 150% of the target payout amount. 150% of the target amount is used because, based upon 2023 and 2024 performance, the company currently expects to exceed target performance, and 150% represents the next higher performance measure above target. The number of LTS-based performance units granted in 2024 disclosed in the table for each NEO represents 200% or the maximum payout amount. A maximum payout amount is used because, based upon 2024 performance, the company currently expects to exceed the 150% performance measure and 200% reflects the next higher performance level above 150%. The number of shares shown in the table for each NEO also includes dividend equivalents reflected as additional performance units.

PPL CORPORATION 2025 Proxy Statement 65

EXECUTIVE COMPENSATION

STOCK VESTED IN 2024

The following table provides information for each of the NEOs with respect to the number of shares acquired during 2024 upon the vesting of restricted stock units and the deemed vesting of performance units and the value realized, each before payment of any applicable withholding tax and broker commissions. There were no stock option exercises in 2024 as there are no remaining options outstanding. No options have been granted since 2013.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Vincent Sorgi	341,907	$10,844,626
Joseph P. Bergstein, Jr.	96,717	3,066,116
Francis X. Sullivan	7,545	245,090
Wendy E. Stark	64,975	2,081,138

(1)
Amounts reflect the closing price on the NYSE of the shares of PPL common stock underlying the restricted stock units on the day the restrictions lapsed and the closing price on December 31, 2024 on the NYSE of the shares of PPL common stock underlying the TSR-based, EG-based and sustainability-based performance unit awards granted in 2022 that are deemed to have been earned as of December 31, 2024, the last day of the three-year performance period.

66 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

PENSION BENEFITS IN 2024

The following table sets forth information on the pension benefits for the NEOs under (1) the PPL Retirement Plan, (2) the PPL Supplemental Compensation Pension Plan, (3) the PPL Supplemental Executive Retirement Plan (PPL SERP). Mr. Del Vecchio, Mr. Sullivan and Ms. Stark do not participate in a PPL Pension Plan.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)(2)	Payments During Last Fiscal Year
Vincent Sorgi	PPL Retirement Plan	18.7	$855,089	—
	PPL SERP	18.7	9,138,302	—
Joseph P. Bergstein, Jr.	PPL Retirement Plan	25.4	1,016,730	—
	PPL Supplemental Compensation Pension Plan	25.4	4,553,394	—

(1)
The assumptions used in estimating the present values of each NEO’s accumulated pension benefit are as follows:

Plan	Assumed Retirement Date(a)	Discount Rate	Mortality Assumption(b)
PPL Retirement Plan	60	5.93%	Annuity Form of Payment. Pri-2012 gender specific healthy annuitant tables with white collar adjustment and mortality projection applying Scale MP-2020 mortality improvements on a generational basis.
PPL Supplemental Compensation Pension Plan	60	5.93%

Adjustment factor of -1% applied to base table. Contingent survivor tables are used for beneficiary survivors and contingent survivors after the future death of the primary retiree. No pre-retirement mortality is assumed

PPL SERP	60	5.84%

Lump-sum Form of Payment. IRC §417(e) Mortality Rates for 2025 projected statically to future years using IRS 2024 Adjusted Scale MP-2021 which reflects the suspension of assumed mortality improvement for 2020-2023 and the 0.78% cap on mortality improvement for all years after 2024.

(a)
For each plan, this column reflects the age at which retirement may occur without any reduction in benefits. For the PPL Retirement Plan and the PPL Supplemental Compensation Pension Plan, an employee may retire without any reduction in benefits at age 60 provided that the employee has at least 20 years of service.
(b)
The annuity form of payment is used for the PPL Supplemental Compensation Pension Plan as that is the only form of benefit under those plans. A blend of the annuity and lump-sum forms of payment is used for the PPL Retirement Plan as both forms of payment are available under those plans. Mr. Sorgi has elected a lump-sum form of payment for the PPL SERP.
(2)
The present values in the column reflect theoretical figures prescribed by the SEC for disclosure and comparison purposes. The table below reflects the benefits payable under the PPL SERP and the PPL Supplemental Compensation Pension Plan upon the listed events assuming termination of employment occurred as of December 31, 2024.

Name(a)	Retirement	Death	Disability
Sorgi	$10,880,099	$10,880,099	$10,880,099
Bergstein(b)	—	1,940,276	—

(a)
Mr. Sorgi has elected to receive benefits payable under the PPL SERP as a lump-sum payment, subject to applicable law. For Mr. Bergstein, the PPL Supplemental Compensation Pension Plan does not provide for a lump-sum payment, but a lump-sum amount is shown here for comparison purposes. The amounts shown in this table represent the values that would have become payable based on a December 31, 2024 termination of employment. Actual payment would be made following December 31, 2024 subject to plan rules and in compliance with Section 409A of the Internal Revenue Code.
(b)
Mr. Bergstein participates in the PPL Supplemental Compensation Pension Plan. He does not participate in the PPL SERP. If Mr. Bergstein had died on December 31, 2024, he would have been eligible to receive benefits under the PPL Supplemental Compensation Pension Plan. If he had terminated employment on December 31, 2024, he would be eligible at age 55 for a monthly payment of approximately $24,645 under the PPL Supplemental Compensation Pension Plan.

PPL CORPORATION 2025 Proxy Statement 67

EXECUTIVE COMPENSATION

PPL Retirement Plan. The PPL Retirement Plan covers Mr. Sorgi and Mr. Bergstein and is a funded and tax-qualified defined benefit retirement plan that covers approximately 950 active employees as of December 31, 2024 and was closed to new salaried employees after December 31, 2011.

•
Benefit Formula. The plan provides benefits based primarily on a formula that reflects the executive’s earnings for each fiscal year. Benefits under the PPL Retirement Plan for eligible employees are determined as the greater of (1) a “career average pay formula” of 2.25% of annual earnings for each year of credited service under the plan; or (2) a “final average pay formula” comprised of 1.3% of final average earnings up to the Average Social Security Wage Base plus 1.7% of final average earnings in excess of the Average Social Security Wage Base multiplied by the sum of years of credited service (up to a maximum of 40 years). Under the final average pay formula, “final average earnings” equal the average of the highest 60 months of pay during the last 120 months of credited service. The Average Social Security Wage Base is the average of the taxable Social Security Wage Base for the 35 consecutive years preceding an employee’s retirement date or, for employees retiring at the end of 2024, $98,616. The executive’s annual earnings taken into account under each formula include base salary and cash incentive awards but may not exceed an IRS-prescribed limit applicable to tax-qualified plans.
•
Form of Benefit. The benefit an employee earns is payable starting at retirement or termination on a monthly basis for life or in a lump sum. Benefits are computed based on the life annuity form of pension, with a normal retirement age of 65. Benefits are reduced for retirement prior to age 60 for employees with 20 years of credited service and reduced prior to age 65 for other employees. Employees vest in the PPL Retirement Plan after five years of credited service. In addition, the plan provides for joint and survivor annuity choices and does not require employee contributions. Benefits under the PPL Retirement Plan are subject to the limitations imposed under Section 415 of the Internal Revenue Code. Benefits in excess of these federal limits are payable from company funds under the PPL Supplemental Compensation Pension Plan described below unless the employee is eligible for benefits under the PPL SERP described below.

PPL Supplemental Compensation Pension Plan. This plan covers Mr. Bergstein and is unfunded, is not qualified for tax purposes and covers approximately 20 active employees hired prior to January 1, 2012 who are vested in the PPL Retirement Plan at the time of termination or retirement. All benefits under this plan are subject to the claims of the company’s creditors in the event of bankruptcy. The benefit formula is the same as the PPL Retirement Plan but reflects compensation in excess of the IRS-prescribed limit of $345,000 for 2024. The plan benefit is calculated using all PPL-affiliated company service, not just service credited under the PPL Retirement Plan. Upon retirement, this plan will only pay out the “excess” benefit above and beyond the PPL Retirement Plan.

PPL Supplemental Executive Retirement Plan (PPL SERP). The PPL SERP covers Mr. Sorgi and provides for retirement benefits above amounts available under the PPL Retirement Plan described above. The PPL SERP is unfunded and is not qualified for tax purposes. Accrued benefits under the PPL SERP are subject to claims of the company’s creditors in the event of bankruptcy. The PPL SERP was closed to new officers hired after December 31, 2011.

•
Benefit Formula. The PPL SERP formula is 2.0% of final average earnings for the first 20 years of credited service plus 1.5% of final average earnings for the next 10 years. “Final average earnings” is the average of the highest 60 months of earnings during the last 120 months of credited service. “Earnings” include base salary and annual cash incentive awards.
•
Form of Benefit. The normal retirement age in the PPL SERP is age 65. Generally, no benefit is payable under the PPL SERP if the executive officer has less than 10 years of service unless specifically authorized, such as upon a qualifying termination in connection with a change in control. Benefits under the PPL SERP are paid, in accordance with a participant’s advance election, as a single sum or as an annuity, including choices of a joint and survivor or years-certain annuity. At age 50 with 10 years of service, accrued benefits are vested. Benefits begin accruing after age 30. Prior to age 60 benefits are reduced for early retirement. After the completion of 10 years of service, participants are eligible for death benefit protection.
•
Years of Service. The total PPL SERP benefit cannot increase beyond 30 years of service for any participant.

68 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

NONQUALIFIED DEFERRED COMPENSATION IN 2024

PPL Executive Deferred Compensation Plan. The PPL Executive Deferred Compensation Plan allows participants to defer all or a portion of their cash compensation in excess of the required minimum payroll taxes. In addition, the company made matching contributions to this plan during 2024 to Mr. Sorgi and Mr. Bergstein of up to 3% of the executive’s cash compensation (base salary plus annual cash incentive award) to match executive contributions that would have been made to PPL’s tax-qualified 401(k) deferred savings plan, also known as the PPL Deferred Savings Plan, except for IRS-imposed limitations on those contributions. The company made matching contributions to this plan during 2024 to Ms. Stark of up to 4.5% and a fixed contribution to Mr. Del Vecchio, Mr. Sullivan and Ms. Stark based on years of service of the executive’s cash compensation (base salary plus annual cash incentive award) to match executive contributions that would have been made to PPL’s tax-qualified 401(k) retirement savings plan, also known as the PPL Retirement Savings Plan, except for IRS-imposed limitations on those contributions. The PPL Executive Deferred Compensation Plan is unfunded and is not qualified for tax purposes. All benefits under this plan are subject to the claims of the company’s creditors in the event of bankruptcy. A hypothetical account is established for each participant who elects to defer, and the participant selects one or more deemed investment choices that generally mirror those that are available to employees under the PPL Deferred Savings Plan and the PPL Retirement Savings Plan at Fidelity Investments. These investment accounts include large, mid and small cap index and investment funds, international equity index funds, target date funds, bond funds and a stable value fund, with returns that ranged from 1.23% to 37.32% during 2024. Earnings and losses on each account are determined based on the performance of the investment funds selected by the participant. The company maintains each account as a bookkeeping entry. During 2024, Mr. Sorgi, Mr. Bergstein, Mr. Del Vecchio, Mr. Sullivan and Ms. Stark notionally invested in one or more of those funds.

In general, the NEOs who participate in this plan cannot withdraw any amounts from their deferred accounts until they have either left or retired from the company. However, the plan allows in-service withdrawals provided the date of payment is at least twelve months after the deferral election becomes irrevocable. In addition, the company’s Corporate Leadership Council has the discretion to approve a “hardship distribution” if there is an unforeseeable emergency that causes a severe financial hardship to the participant.

Participants may elect distribution in one or more annual installments for a period of up to 15 years, provided the participant complies with the election and timing rules of Section 409A of the Internal Revenue Code.

Name	Name of Plan	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
Vincent Sorgi	PPL Executive Deferred Compensation Plan	$157,949	$87,185	$1,061,327	—	$5,078,635
Joseph P. Bergstein, Jr.	PPL Executive Deferred Compensation Plan	192,252	31,958	294,352	—	1,859,708
Dean A. Del Vecchio	PPL Executive Deferred Compensation Plan	—	6,150	(77)	—	6,073
Francis X. Sullivan	PPL Executive Deferred Compensation Plan	—	30,018	2,022	—	45,039
Wendy E. Stark	PPL Executive Deferred Compensation Plan	164,870	65,753	105,318	—	832,024
(1)
The following NEOs deferred salary in 2024 in the amounts indicated: Sorgi — $37,121; Bergstein — $48,353; Stark — $73,549, which is included in the “Salary” column of the Summary Compensation Table for 2024. In addition, the following NEOs deferred a portion of their cash incentive awards for 2023 performance paid in 2024, which were included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2023: Sorgi — $120,828; Bergstein — $143,899; and Stark — $91,321.
(2)
Amounts in this column are company matching contributions during 2024 and are included in the Summary Compensation Table for 2024 under the heading “All Other Compensation.”
(3)
Aggregate earnings for 2024 are not reflected in the Summary Compensation Table because such earnings are not deemed to be “above-market” or preferential earnings.
(4)
Represents the total balance of each NEO’s account as of December 31, 2024. Of the totals in this column, the following amounts were reported as compensation to the NEO in the Summary Compensation Table for previous years, when the individuals were reported as NEOs:

Name	Executive Contributions	Registrant Contributions	Total
Sorgi	$1,319,867	$436,185	$1,756,052
Bergstein	706,764	123,718	830,482
Sullivan	—	12,235	12,235
Stark	281,631	160,158	441,789

PPL CORPORATION 2025 Proxy Statement 69

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL OF PPL CORPORATION

The following section describes the benefits payable to the company’s NEOs in two circumstances: (1) a change in control of PPL and (2) a termination of employment.

Change-In-Control Benefits

The company has entered into change-in-control severance agreements with each of its currently employed NEOs that provide benefits to these officers upon qualifying terminations of employment in connection with a change in control of the company (a so-called “double trigger”), as summarized below. See the table beginning on page 73 for the estimated value of benefits to be paid if any of the NEOs were terminated on December 31, 2024, after a change in control of PPL for qualifying reasons. The benefits provided under each NEO’s agreement replace any other severance benefits that the company or any prior severance or change-in-control agreement would provide to that NEO.

Payment Triggers and Benefits

The following benefits will be paid if, in connection with a change in control, employment is terminated for any reason other than death, disability, retirement or “cause.” A voluntary termination of employment by an NEO would result in the payment of these benefits only if there was “good reason” for leaving. If an NEO is discharged for “cause”, there is no benefit payable before or after a change in control.

Terms of Agreement

Lump-sum Payment
•
Lump-sum payment equal to three times the sum of (1) each NEO’s base salary in effect immediately prior to the date of termination or, if higher, immediately prior to the first occurrence of an event or circumstance constituting “good reason“ and (2) the average annual bonus in respect of the last three fiscal years ending immediately prior to the fiscal year in which the change in control occurs or, if higher, the fiscal year immediately prior to the fiscal year in which an event or circumstance constituting ”good reason“ first occurs

Continued Health and Welfare / COBRA Payments
•
Lump-sum payment equal to the aggregate amount of COBRA premiums otherwise payable for the 24-month period following termination (assuming COBRA would have been available for the 24 months at the rate in effect at date of termination)

Incentive Compensation
•
Unpaid incentive compensation that has been allocated or awarded for a previous performance period

•
Lump-sum payment of all contingent cash incentive compensation awards for all then uncompleted periods, calculated on a prorated basis of months of completed service, assuming achievement at the actual level of performance

Other Benefits
•
Outplacement services until December 31 of the second calendar year after termination but limited to fees of $50,000

•
Post-retirement health care and life insurance benefits if eligibility would have occurred within the 24-month period following termination or, if more favorable to the NEO, within 24 months of the date on which the event or circumstance constituting “good reason” first occurs

Term of the Agreement
•
Continues in effect until December 31 and automatically extends for additional one-year periods

•
If a change in control occurs during the agreement’s term, the agreement expires no earlier than 24 months after the month in which the change in control occurs

Change in Control Definition
•
A change in a majority of the members of our Board of Directors occurs during a 12-month period through contested elections;

•
An investor group acquires 30% or more of the company’s common stock;

•
A merger occurs that results in less than 70% control of the company or the surviving entity by the current shareowners; or

•
The sale or other disposition of substantially all the company’s assets.

70 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

Defined Terms under Change-in-Control Agreements

Terms of Agreement

Cause	• Willful conduct that can be shown to cause material injury to the company or the willful refusal to perform duties after written demand by the Board of Directors

Good Reason
•
Includes a number of circumstances in which the NEO has a substantial adverse change in the employment relationship or duties assigned, including a reduction in salary, a relocation of the place of work of more than 30 miles, or a cutback or exclusion from a compensation plan, pension plan or welfare plan

Additional Benefits

In addition to the benefits that the change-in-control agreements provide, the following events would occur in the event of a change in control under the company’s compensation arrangements:

•
Under the SIP, the restriction period applicable to any outstanding restricted stock unit awards lapses upon termination within 24 months following a change in control. Under the ICPKE, the restriction period applicable to any outstanding restricted stock unit awards lapses upon change in control;
•
The performance period applicable to any outstanding performance unit awards will be deemed to conclude prior to the change in control, and a pro rata portion of all unvested units will become immediately vested as though the NEO had achieved the goals satisfying the target award, subject to additional payout as set forth above under the terms of the change-in-control agreements;
•
Upon a qualifying termination, all participants in the PPL SERP immediately vest in their accrued benefit, even if not yet vested due to age and service; and
•
Upon a qualifying termination, the PPL SERP benefit improves by a pro rata portion of the additional years of service granted to the officer, if any, that otherwise would not be earned until a specified period of years had elapsed or the officer had reached a specified age.

PPL has trust arrangements in place to facilitate the funding of benefits under the PPL SERP, the PPL Supplemental Compensation Pension Plan, the PPL EDCP, change-in-control agreements and the PPL DDCP if a change in control were to occur.

Termination Benefits

The NEOs are entitled to various benefits in the event of a termination of employment for reasons of retirement, voluntary termination, death, disability, or involuntary termination not for cause, but the value of those benefits and their components vary depending upon the circumstances.

For a termination of employment due to a change in control, the benefits provided under the company’s change-in-control agreements, as discussed above in “Change-in-Control Benefits,” replace any other severance benefits provided to the NEOs by PPL.

Severance

See “CD&A — Additional Information — Other Compensation — Severance Benefits” for a discussion of the company’s practice as to severance benefits. The NEOs are participants in the PPL Executive Severance Plan.

•
The plan provides for severance benefits for executives in the event of a termination of employment that is not for cause. “Cause” is defined as misconduct materially injurious to the company, insubordination, fraud or breach of confidentiality against the company or egregious violation of company policy.
•
Pursuant to this plan, each of the applicable NEOs is eligible for two years of base salary, a lump-sum amount for 24 months of health plan continuation (COBRA) and outplacement services for the lesser of two years or $50,000 in fees. Benefits are conditioned on a release of liability by the NEO.

The table under “Summary of Benefits – Termination Events” below includes the severance payments, the value of continued welfare benefits and outplacement benefits as “Other separation benefits.”

PPL CORPORATION 2025 Proxy Statement 71

EXECUTIVE COMPENSATION

Annual Cash Incentive Awards

•
It is PPL’s practice to pay a pro rata portion of the accrued but unpaid annual cash incentive award to executives who retire or who are eligible to retire and (1) die while employed or (2) terminate employment due to a disability during the performance year. Payments occur at the regularly scheduled time as paid to other executive officers. Mr. Sorgi, Mr. Bergstein, and Ms. Stark are currently ineligible to retire; therefore, if any of these NEOs was to leave voluntarily, the NEO would not be entitled to an annual cash incentive award.

Long-term Incentive Awards

PPL Restricted Stock Units

•
Restrictions on restricted stock units generally lapse upon retirement, death or termination of employment due to disability under the ICPKE and the SIP. Restricted stock units are forfeited under both plans in the event of voluntary and involuntary termination if the executive is not retirement-eligible, subject to PCC discretion.

PPL Performance Units

•
For TSR-based performance units, if the NEO is eligible to retire and retires after the first year of the performance period, the NEO is eligible for the award, if any, without proration at the end of the performance period based upon actual performance. Otherwise, the full award is forfeited.
•
For performance units based upon EG and LTS, if the NEO is eligible to retire and retires at any time during the performance period, the NEO is eligible for the award, if any, without proration at the end of the performance period based upon actual performance.
•
In the event of termination due to death or disability, all TSR-based performance units are prorated for the portion of the performance cycle prior to termination and the award is paid out at the end of the performance period based upon actual performance. There is no proration upon termination due to death or disability for performance units based upon EG or LTS, and the award is paid out at the end of the performance period based upon actual performance.
•
All performance units are forfeited in the event of voluntary and involuntary termination if the executive is not eligible to retire.

Summary of Benefits - Termination Events

The table set forth below provides the company’s estimates of the probable value of benefits that would have been payable to the NEOs assuming a termination of employment as of December 31, 2024, for reasons of retirement, voluntary termination, death, disability, involuntary termination not for cause, change of control or qualifying termination in connection with a change in control. In the event that an executive is terminated for “cause” by the company, no additional benefits are due under the applicable plans and agreements.

Assumptions for the table below:

•
For NEOs eligible to retire (Mr. Del Vecchio and Mr. Sullivan), we have assumed the executive retires in the case of voluntary or involuntary termination.
•
For all other NEOs, we have assumed the termination event occurred as of December 31, 2024.
•
In all events where TSR-based performance units are not forfeited, we have included the prorated value based on the assumption of performance achievement at target, except where the NEO is retirement-eligible and the first year of the performance period year has passed, then the full value is assumed without proration.

The table does not repeat information disclosed in the “Pension Benefits in 2024” table, the “Nonqualified Deferred Compensation in 2024” table or the “Outstanding Equity Awards at Fiscal Year-End 2024” table, except to the extent that vesting or payment may be accelerated. If an NEO did not yet qualify for full retirement benefits or other benefits requiring longer service, that additional benefit is not reflected below. If an NEO had the ability to elect retirement and thereby avoid forfeiture or decreased benefits, the table assumes that retirement was elected, as noted as such in the footnotes to the table.

Account balances under the PPL EDCP become payable as of termination of employment for any reason, or as of the time previously elected. Current balances are included in the “Nonqualified Deferred Compensation in 2024” table on page 69 above and are not included in the table below.

72 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause		Change in Control	Termination Following a Change in Control
Vincent Sorgi
Severance payable in cash(1)	—	—	—	$2,476,120		—	$10,301,277
Other separation benefits(2)	—	$309,515	—	103,981		—	103,981
Restricted stock units(3)	—	4,442,741	$4,442,741	—	(7)	—	4,442,741
Performance units — TSR(4)	—	5,703,837	5,703,837	—	(7)	$5,703,837	5,703,837
Performance units — EG(5)	—	4,442,741	4,442,741	—	(7)	2,851,937	2,851,937
Performance units — LTS(6)	—	4,442,741	4,442,741	—	(7)	2,851,937	2,851,937
Joseph P. Bergstein, Jr.
Severance payable in cash(1)	—	—	—	1,382,300		—	4,419,687
Other separation benefits(2)	—	172,788	—	103,992		—	103,992
Restricted stock units(3)	—	1,261,357	1,261,357	—	(7)	—	1,261,357
Performance units — TSR(4)	—	1,637,913	1,637,913	—	(7)	1,637,913	1,637,913
Performance units — EG(5)	—	1,261,357	1,261,357	—	(7)	818,986	818,986
Performance units — LTS(6)	—	1,261,357	1,261,357	—	(7)	818,986	818,986
Dean A. Del Vecchio
Severance payable in cash(1)	—	—	—	1,300,000		—	3,849,828
Other separation benefits(2)	—	—	—	104,397		—	104,397
Restricted stock units(3)	$1,263,620	1,263,620	1,263,620	1,263,620		—	1,263,620
Performance units — TSR(4)	806,985	268,995	268,995	806,985		268,995	268,995
Performance units — EG(5)	403,509	403,509	403,509	403,509		134,503	134,503
Performance units — LTS(6)	403,509	403,509	403,509	403,509		134,503	134,503
Francis X. Sullivan
Severance payable in cash(1)	—	—	—	1,364,000		—	4,564,623
Other separation benefits(2)	—	—	—	86,764		—	86,764
Restricted stock units(3)	762,163	762,163	762,163	762,163		—	762,163
Performance units — TSR(4)	1,530,130	748,455	748,455	1,530,130		748,455	748,455
Performance units — EG(5)	765,100	765,100	765,100	765,100		374,257	374,257
Performance units — LTS(6)	765,100	765,100	765,100	765,100		374,257	374,257
Wendy E. Stark
Severance payable in cash(1)	—	—	—	1,240,000		—	3,777,761
Other separation benefits(2)	—	—	—	104,051		—	104,051
Restricted stock units(3)	—	871,279	871,279	—	(7)	—	871,279
Performance units — TSR(4)	—	1,139,130	1,139,130	—	(7)	1,139,130	1,139,130
Performance units — EG(5)	—	871,279	871,279	—	(7)	569,582	569,582
Performance units — LTS(6)	—	871,279	871,279	—	(7)	569,582	569,582

(1)
For purposes of this table, we have assumed the NEOs are eligible for benefits under their respective change-in-control agreements.

See “Termination Benefits – Severance” for a summary of the payment of severance benefits that the NEOs included in the table are eligible for in the event of an involuntary termination not for cause if they are not eligible to receive severance payments under another plan or any agreement.

In the event of termination of employment in connection with a change in control of PPL Corporation, each NEO is eligible for the specified benefits described under “Change-in-Control Benefits” above. For purposes of the table, a qualifying termination of employment in connection with a change of control is assumed.

Amounts shown as “Severance payable in cash” under the “Termination Following a Change in Control” column for each NEO are calculated in accordance with the applicable formula described under “Change-in-Control Benefits” above.

(2)
In the event of their death, the surviving spouses of Mr. Sorgi and Mr. Bergstein are eligible to receive a lump-sum payment equal to three months of their respective base salary. Mr. Del Vecchio, Mr. Sullivan and Ms. Stark were hired after 2015 and are not eligible for this benefit.

Under the PPL Executive Severance Plan, each NEO is eligible for specified benefits if terminated due to a qualifying termination as defined in the plan. See “Termination Benefits – Severance” above.

Under the terms of the change-in-control agreements of each of the NEOs, the executive is eligible for specific benefits described under “Change-in-Control Benefits” above. The amounts shown as “Other separation benefits” are the estimated present values of each of these benefits in the respective column.

PPL CORPORATION 2025 Proxy Statement 73

EXECUTIVE COMPENSATION

(3)
Total outstanding restricted stock units are included in the “Outstanding Equity Awards at Fiscal Year-End 2024” table above. The amounts included in this table reflect the value of the restricted stock units that would become immediately vested as a result of each event as of December 31, 2024, the date of termination, including the impact of the rounding of fractional shares. The table set forth below this note shows the number of units accelerated and payable, including accumulated dividend equivalents, as well as the number forfeited upon the occurrence of each termination event. For purposes of the table below, the total number of shares is provided without regard to the tax impact.

Restricted Stock Units

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	136,868	136,868	—	—	136,868
Forfeited	136,868	—	—	136,868	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	38,859	38,859	—	—	38,859
Forfeited	38,859	—	—	38,859	—	—
Dean A. Del Vecchio
Accelerated	38,929	38,929	38,929	38,929	—	38,929
Forfeited	—	—	—	—	—	—
Francis X. Sullivan
Accelerated	23,480	23,480	23,480	23,480	—	23,480
Forfeited	—	—	—	—	—	—
Wendy E. Stark
Accelerated	—	26,842	26,842	—	—	26,842
Forfeited	26,842	—	—	26,842	—	—

74 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

(4)
The table includes the value of the TSR-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2024, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — TSR

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	175,719	175,719
Forfeited	273,735	98,016	98,016	273,735	98,016	98,016
Available after performance period completed	—	175,719	175,719	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	50,459	50,459
Forfeited	77,715	27,256	27,256	77,715	27,256	27,256
Available after performance period completed	—	50,459	50,459	—	—	—
Dean A. Del Vecchio
Accelerated	—	—	—	—	8,287	8,287
Forfeited	—	16,574	16,574	—	16,574	16,574
Available after performance period completed	24,861	8,287	8,287	24,861	—	—
Francis X. Sullivan
Accelerated	—	—	—	—	23,058	23,058
Forfeited	—	24,081	24,081	—	24,081	24,081
Available after performance period completed	47,139	23,058	23,058	47,139	—	—
Wendy E. Stark
Accelerated	—	—	—	—	35,093	35,093
Forfeited	53,681	18,588	18,588	53,681	18,588	18,588
Available after performance period completed	—	35,093	35,093	—	—	—

PPL CORPORATION 2025 Proxy Statement 75

EXECUTIVE COMPENSATION

(5)
The table includes the value of the EG-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2024, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — EG

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	87,860	87,860
Forfeited	136,868	—	—	136,868	49,008	49,008
Available after performance period completed	—	136,868	136,868	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	25,231	25,231
Forfeited	38,859	—	—	38,859	13,628	13,628
Available after performance period completed	—	38,859	38,859	—	—	—
Dean A. Del Vecchio
Accelerated	—	—	—	—	4,144	4,144
Forfeited	—	—	—	—	8,287	8,287
Available after performance period completed	12,431	12,431	12,431	12,431	—	—
Francis X. Sullivan
Accelerated	—	—	—	—	11,530	11,530
Forfeited	—	—	—	—	12,041	12,041
Available after performance period completed	23,571	23,571	23,571	23,571	—	—
Wendy E. Stark
Accelerated	—	—	—	—	17,547	17,547
Forfeited	26,842	—	—	26,842	9,295	9,295
Available after performance period completed	—	26,842	26,842	—	—	—

76 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

(6)
The table includes the value of the LTS-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2024, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — LTS

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	87,860	87,860
Forfeited	136,868	—	—	136,868	49,008	49,008
Available after performance period completed	—	136,868	136,868	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	25,231	25,231
Forfeited	38,859	—	—	38,859	13,628	13,628
Available after performance period completed	—	38,859	38,859	—	—	—
Dean A. Del Vecchio
Accelerated	—	—	—	—	4,144	4,144
Forfeited	—	—	—	—	8,287	8,287
Available after performance period completed	12,431	12,431	12,431	12,431	—	—
Francis X. Sullivan
Accelerated	—	—	—	—	11,530	11,530
Forfeited	—	—	—	—	12,041	12,041
Available after performance period completed	23,571	23,571	23,571	23,571	—	—
Wendy E. Stark
Accelerated	—	—	—	—	17,547	17,547
Forfeited	26,842	—	—	26,842	9,295	9,295
Available after performance period completed	—	26,842	26,842	—	—	—

(7)
In the event of involuntary termination for reasons other than for cause, Mr. Bergstein, Mr. Sorgi and Ms. Stark would forfeit all outstanding restricted stock units and performance units because they are not eligible to retire. Any exceptions to the automatic forfeitures would require the approval of the PCC.

PPL CORPORATION 2025 Proxy Statement 77

EXECUTIVE COMPENSATION

CEO PAY RATIO

The ratio of our CEO’s total compensation to our median employee’s total compensation, the CEO Pay Ratio, is a reasonable estimate calculated in a manner consistent with SEC rules. We identified our median employee using our global employee population of 6,773 as of October 1, 2024. To determine our median employee, we used regular wages, including annual cash incentive and other bonuses and overtime, as our consistently applied compensation measure, and annualized pay for those who commenced work during 2024. We initially identified employees within 1% below and 1% above estimated median pay. From this group of employees, we selected our median employee.

After identifying the median employee, we calculated the median employee’s total annual compensation in accordance with the requirements of the Summary Compensation Table (SCT) on page 61, which includes salary and overtime pay, as well as cash incentive payments, change in pension value and company matching contributions to the applicable 401(k) savings plan. For 2024, our CEO’s total compensation was $11,355,743, while our median employee’s total compensation was $166,915. Accordingly, our CEO Pay Ratio was 68 to 1.

78 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information on the relationship between Compensation Actually Paid (CAP) and PPL’s performance for our NEOs, including our principal executive officer. CAP is defined by the SEC and is not used by the People and Compensation Committee in its pay-for-performance assessments. See the Compensation Discussion and Analysis section for a discussion of PPL’s compensation philosophy, practices and programs.

PPL’s executive compensation programs are structured to promote a strong pay for performance culture. As noted in the CD&A, 79% of the CEO’s 2024 target compensation was “at-risk” and 68% was performance based. In June 2020, William H. Spence retired from his position as CEO, therefore he is included in the Pay versus Performance Tables as our former CEO. Mr. Sorgi was promoted to the position of President and CEO effective June 1, 2020.

Based on our approach to align executive pay closely with performance, PPL’s CAP is directionally aligned with PPL’s Corporate EPS, total shareowner return (TSR), and earnings growth (EG). For example, the CEO 2024 CAP is greater than 2024 SCT disclosure, driven by significant year-over-year stock appreciation and corresponding increase in payout probabilities for outstanding long-term incentive awards. See the table below for more details followed by a description of the relationship between CAP and select performance metrics.

PAY VERSUS PERFORMANCE TABLE

Year	SCT Total for CEO	Comp Actually Paid to CEO	SCT Total for	Comp Actually Paid to	Average SCT Total for	Average Comp Actually Paid	Value of Initial Fixed $100 Investment Based on:		Net Income	Corporate
	(Sorgi)	(Sorgi)(1)(4)	Former CEO (Spence)	Former CEO (Spence)(4)	Non-CEO NEOs(2)	to Non-CEO NEOs(2)(4)	Company TSR	Peer Group TSR(3)	(millions)	EPS(5)
2024	$11,355,743	$21,062,470			$3,453,068	$5,362,484	$113	$127	$888	$1.69
2023	11,969,556	10,652,416			3,034,235	2,396,766	91	107	740	1.60
2022	9,146,575	9,088,623			2,706,259	2,888,926	95	117	756	1.41
2021	11,356,481	11,504,637			3,976,822	3,779,539	94	116	(1,480)	1.02
2020	7,774,443	5,057,638	$9,926,113	$569,444	3,743,503	1,635,344	84	99	1,469	2.49

Current CEO Compensation Reconciliation Footnotes

(1)
SCT Totals and CAP Totals for CEO include Mr. Sorgi, President and Chief Executive Officer. A reconciliation of total compensation from the SCT to CAP for our CEO and additional related information is provided in the following tables:

Year	SCT Total for CEO	Total Equity Adjustment(a)	Total Pension Benefit Adjustment(b)	CAP Total for CEO	Total Adjustment
2024	$11,355,743	$10,617,925	$(911,198)	$21,062,470	$9,706,272

(a) The following provides the adjustments for equity compensation:

Year	SCT Total	Deduct: Value of Stock Awards in SCT	Add: FYE Fair Value of Unvested Stock Awards Granted during FY	Add: Year Over Year Change in Fair Value from prior FYE to Current FYE of Unvested Stock Awards Granted in Prior Years	Add: Change in Fair Value from Prior FYE to Vesting Date of Stock Awards Granted in Prior Years that Vested in FY	Equity Value Included in CAP	Total Equity Adjustment
2024	$11,355,743	$6,741,436	$11,335,605	$3,001,971	$3,021,785	$17,359,361	$10,617,925

PPL CORPORATION 2025 Proxy Statement 79

EXECUTIVE COMPENSATION

(b) The following provides the adjustments for pension and defined benefit plan compensation:

Year	SCT Total	Deduct: SCT Aggregate Change in Value of Accumulated Benefits Under Defined Benefit and Pension Plans

Add: Aggregate Value of the Service Cost Attributable to CEO Under the Defined Benefit Pension Plan for Services during FY and Prior Service Cost of Benefits Granted in a Defined Benefit Pension Plan Amendment Attributable to CEO for Services in Years Prior to Amendment

				Total Pension Benefit Adjustment
2024	$11,355,743	$1,483,614	$572,416	$(911,198)

Non-CEO NEO Average Compensation Reconciliation Footnotes

(2) Average SCT Totals and Average CAP Totals for Non-CEO NEOs include:

•
for 2024, Mr. Bergstein, Mr. Del Vecchio, Mr. Sullivan and Ms. Stark;
•
for 2023, Mr. Bergstein, Mr. Sullivan, Ms. Stark, John R. Crockett III, President of LG&E and KU Energy LLC and Senior Vice President and Chief Development Officer of PPL Services Corporation, and Stephanie R. Raymond, former President of PPL Electric;
•
for 2022, Mr. Bergstein, Gregory N. Dudkin, former Chief Operating Officer, Ms. Stark and Mr. Crockett;
•
for 2021, Mr. Bergstein, Mr. Dudkin, Paul W. Thompson, former President and CEO of LKE, Ms. Stark and Philip Swift, former Chief Executive of Western Power Distribution; and
•
for 2020, Mr. Bergstein, Mr. Thompson, Joanne H. Raphael, former Executive Vice President, General Counsel and Corporate Secretary and Mr. Dudkin.

A reconciliation of average total compensation from the SCT to CAP for our 2024 non-CEO NEOs and additional related information is provided in the following tables:

Year	SCT Total for non-CEO NEOs	Total Equity Adjustment(a)	Total Pension Benefit Adjustment(b)	CAP Total for non-CEO NEOs	Total Adjustment
2024	$3,453,068	$2,034,132	$(124,716)	$5,362,484	$1,909,416

(a) The following provides the adjustments for equity compensation:

Year	SCT Total	Deduct: Value of Stock and Option Awards in SCT	Add: FYE Fair Value of Unvested Stock Awards Granted during FY	Add: Year Over Year Change in Fair Value from prior FYE to Current FYE of Unvested Stock Awards Granted in Prior Years	Add: Change in Fair Value from Prior FYE to Vesting Date of Stock Awards Granted in Prior Years that Vested in FY	Add: Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value(i)	Equity Value Included in CAP	Total Equity Adjustment
2024	$3,453,068	$1,783,449	$2,903,463	$530,042	$383,785	$290	$3,817,580	$2,034,132

(i) Certain non-CEO NEOs received cash dividends for awards granted under the applicable plan.

(b) The following provides the adjustments for pension and defined benefit plan compensation:

Year	SCT Total	Deduct: SCT Aggregate Change in Value of Accumulated Benefits Under Defined Benefit and Pension Plans

Add: Aggregate Value of the Service Cost Attributable to NEOs Under the Defined Benefit Pension Plan for Services during FY and Prior Service Cost of Benefits Granted in a Defined Benefit Pension Plan Amendment Attributable to NEOs for Services in Years Prior to Amendment

				Total Pension Benefit Adjustment
2024	$3,453,068	$194,509	$69,794	$(124,716)

80 PPL CORPORATION 2025 Proxy Statement

EXECUTIVE COMPENSATION

(3)
TSR assumes $100 invested on December 31, 2019, including reinvestment of dividends. Peer Group TSR represents the EEI Index of Investor-owned Electric Utilities, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.
(4)
In calculating CAP, PPL calculated the fair value (or change in fair value) of outstanding, vested and forfeited equity awards in accordance with SEC rules for CAP and computed in a manner consistent with the methodology for financial reporting purposes consistent with U.S. generally accepted accounting principles. For restricted stock units, CAP values are based on a closing price on applicable year-end date(s) or, in the case of vesting dates, the actual vesting price. For performance units (excluding TSR Awards), CAP values are based on the same valuation methodology as restricted stock unit awards above except year-end values are multiplied times the probability of achievement as of each such date. For TSR-based performance units, the fair value is calculated by a Monte Carlo simulation model that considers a correlation coefficient, expected stock volatility and expected life as of the applicable year-end date(s). For more information about the assumptions used to value awards on their grant date, see the “Grants of Plan-Based Awards During 2024” table on page 63. For more information about the reported value for future achievement of outstanding performance-based awards, see the “Outstanding Equity Awards at Fiscal Year End 2024” table on page 64.
(5)
Corporate EPS as adjusted for compensation purposes. See page 39 for more information on Corporate EPS and its use in our annual cash incentive plans.

List of Company Selected Measures

The following table highlights PPL’s performance measures that are most closely tied to executive compensation as reported in the Pay vs. Performance Table above. See page 39 for more information on Corporate EPS, Corporate Strategic Initiatives and Operational Goals and how they are utilized in our annual cash incentive plan and Annex A for a reconciliation of financial measures presented in accordance with GAAP to non-GAAP measures used for compensation. See page 39 for more information on how TSR, EG, and LTS are utilized in our LTI plan.

Most Important Performance Measures (alphabetical ranking)
Corporate Earnings Per Share (Corporate EPS)
Corporate Strategic Initiatives
Earnings Growth (EG)
Long-Term Sustainability (LTS)
Operational Goals
Relative Total Shareowner Return (TSR)

PPL CORPORATION 2025 Proxy Statement 81

EXECUTIVE COMPENSATION

Relationship between CAP and Performance

The following charts present a graphical comparison of CAP to our CEO(s) and the average CAP to our Other NEOs as set forth in the Pay vs. Performance Table above compared against the following performance measures: (1) (a) PPL’s TSR and (b) the peer group TSR, (2) PPL’s net income, and (3) Corporate EPS.

For purposes of these charts, 2020 CAP to PPL’s current CEO and to PPL’s former CEO are aggregated.

Pay versus Corporate EPS 2020-2024
Corporate EPS
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Compensation Actually Paid (millions)
$25
$20
$15
$10
$5
$0
2020
2021
2022
2023
2024
CAP to CEO
Avg. CAP to non-CEO NEOs
Corporate EPS

Pay versus TSR 2020-2024
Indexed Total Shareholder Return
$140
$130
$120
$110
$100
$90
$80
$70
$60
Compensation Actually Paid (millions)
$25
$20
$15
$10
$5
$0
2020
2021
2022
2023
2024
CAP to CEO
Avg. CAP to non-CEO NEOs
Company TSR
Peer TSR

Pay versus Net Income 2020-2024
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
Net Income (millions)
$25
$20
$15
$10
$5
$0
Compensation Actually Paid (millions)
2020
2021
2022
2023
2024
CAP to CEO
Avg. CAP to non-CEO NEOs
Net Income

82 PPL CORPORATION 2025 Proxy Statement

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What are you voting on?

The Board of Directors has determined that it would be desirable to request an expression of opinion from the shareowners on the appointment of Deloitte & Touche LLP, or Deloitte, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Fees to Independent Auditor for 2024 and 2023

For the fiscal years ended December 31, 2024 and 2023, Deloitte served as our principal independent registered public accounting firm, or “principal independent auditor.” The following table presents fees for professional services rendered by Deloitte for the audit of our company’s annual financial statements for the fiscal years ended December 31, 2024 and 2023, and also includes fees for other services rendered. The amounts set forth in the table below include amounts paid to Deloitte as reimbursement for out-of-pocket expenses associated with performance of the services.

	2024	2023
	(In thousands)
Audit fees(a)	$6,336	$5,945
Audit-related fees(b)	345	17
Tax fees(c)	542	813
All other fees(d)	6	6

(a)
Includes estimated fees for audit of annual financial statements and review of financial statements included in our company’s Quarterly Reports on Form 10-Q and for services in connection with statutory and regulatory filings or engagements, including comfort letters and consents for financings and filings made with the SEC.
(b)
Includes performance of specific agreed-upon procedures. 2024 includes fees associated with a SEC disclosure readiness assessment completed for anticipated climate disclosure rules.
(c)
Includes fees for tax consulting services relating to federal and state legislative and regulatory changes in addition to general tax consulting.
(d)
Includes fees for access to a Deloitte online accounting research tool.

Approval of Fees. The Audit Committee has procedures for pre-approving audit and non-audit services to be provided by the independent auditor. These procedures are designed to ensure the continued independence of the independent auditor. More specifically, the use of the independent auditor to perform either audit or non-audit services is prohibited unless specifically approved in advance by the Audit Committee of PPL. As a result of this approval process, the Audit Committee of PPL has pre-approved specific categories of services and authorization levels. All services outside of the specified categories and all amounts exceeding the authorization levels are approved by the Chair of the Audit Committee of PPL, who serves as the Audit Committee designee to review and approve audit and non-audit services during the year. A listing of the approved audit and non-audit services is reviewed with the full Audit Committee of PPL no later than its next meeting.

The Audit Committee of PPL approved 100% of the 2024 and 2023 services provided by Deloitte.

* * * * * *

PPL CORPORATION 2025 Proxy Statement 83

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee reviews Deloitte’s performance and its audit results in determining whether to continue to retain Deloitte or to engage another firm as our independent registered public accounting firm. The Audit Committee recognizes the importance of maintaining the independence of the independent auditor and notes that Deloitte rotates its lead partner on a five-year cycle, most recently in 2021. Further, in an effort to ensure that PPL receives the best independent audit services available for its resources, PPL has periodically initiated a request for proposal process. The Audit Committee evaluates the qualifications, performance, tenure and independence of Deloitte. In doing so, the Audit Committee considers a variety of factors, including insight provided to the Audit Committee by the auditors; ability to meet deadlines and respond quickly; content, timeliness and practicality of the audit firm’s communications with management; adequacy of information provided on accounting issues, auditing issues and regulatory developments; management feedback; lead partner performance; comprehensiveness of evaluations of internal control structure; the overall quality and efficiency of the services provided by the auditors; and the auditors’ technical expertise and knowledge of the company’s operations and industry.

Representatives of Deloitte are expected to be present at the virtual Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors has determined that it would be desirable to request an expression of opinion from the shareowners on the appointment of Deloitte. If the shareowners do not ratify the selection of Deloitte, the selection of the principal independent auditor will be reconsidered by the Audit Committee.

Vote Required for Ratification. The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to ratify the appointment of Deloitte as the company’s independent registered public accounting firm.

Your Board of Directors recommends that you vote FOR Proposal 3.

Report of the Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to, among other items, the integrity of the company’s financial statements. Company management is responsible for the preparation and integrity of the company’s financial statements, the financial reporting process and the associated system of internal controls over financial reporting and assessing the effectiveness of such controls. Deloitte & Touche LLP, the company’s principal independent registered public accounting firm, or “independent auditor,” is responsible for auditing the company’s annual financial statements, expressing an opinion as to whether the financial statements present fairly, in all material respects, the company’s financial position and results of operations in conformity with U.S. generally accepted accounting principles, and expressing an opinion as to the effectiveness of internal control over financial reporting in accordance with the Standards of the Public Company Accounting Oversight Board (PCAOB). The Audit Committee’s responsibility is to monitor and review these processes. Among other duties, the Audit Committee has reviewed and discussed the audited financial statements, significant accounting policies, and other disclosures with management and the independent auditor. The Audit Committee has also reviewed and discussed highlights of quarterly earnings calls and earnings press releases.

The Audit Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee, and the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be provided by the independent auditor. Deloitte & Touche LLP commenced service as the company’s independent auditor in 2016. Each year, the Audit Committee evaluates the performance and independence of the independent auditor. When deciding whether to reappoint the independent auditor, the Audit Committee considers various factors, including the historical and recent performance of the independent auditor on the audit; its professional qualifications; the quality of ongoing discussions with the independent auditor; external data, including recent PCAOB reports on the independent auditor and its peer firms; the results of an internal survey of the independent auditor’s service and quality; and the appropriateness of fees. The Audit Committee may also periodically solicit competitive proposals for audit services from other independent public accounting firms.

84 PPL CORPORATION 2025 Proxy Statement

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has discussed with the independent auditor the matters required to be discussed by applicable auditing standards, as periodically adopted or amended, and the rules of the Securities and Exchange Commission (SEC) including the appropriateness and application of accounting principles. The Audit Committee has received the written disclosures and the letter from the company’s independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has had discussions with Deloitte & Touche LLP about its independence. The Audit Committee also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of such independent auditor.

In the performance of its responsibilities, the Audit Committee met periodically with the internal auditor and the independent auditor, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting. The Audit Committee also met periodically with the Chief Compliance Officer as well as various members of management. With respect to risk management, the Audit Committee regularly reviews information with regard to inherent risks to the company, the identification, assessment, management and monitoring of those risks, and risk management practices and activities of the company. While the Audit Committee has responsibility for overseeing the company’s process for identifying, assessing and managing business risks, each of the other Board Committees also considers risks within its areas of responsibility. For example, the People and Compensation Committee reviews various risks related to compensation matters, and the Governance, Nominating and Sustainability Committee reviews legal and regulatory compliance risks as they relate to corporate governance.

The Audit Committee has reviewed and discussed, together with management and the independent auditor, management’s assessment of internal controls relating to the adequacy and effectiveness of financial reporting. In addition, the Audit Committee has established processes and procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements and management’s assessment of the effectiveness of the company’s internal control over financial reporting be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2024.

The Audit Committee has a charter that specifies its responsibilities. The committee charter, which has been approved by the Board of Directors, is available on the company’s website (www.pplweb.com/audit-committee). Also, the Audit Committee’s procedures and practices comply with the requirements of the SEC and the NYSE applicable to corporate audit committees.

Audit Committee

Arthur P. Beattie, Chair

Heather B. Redman

Linda G. Sullivan

Keith H. Williamson

PPL CORPORATION 2025 Proxy Statement 85

SHAREOWNER PROPOSAL PROPOSAL 4: INDEPENDENT EVALUATION OF GREENHOUSE GAS REDUCTION TARGETS

What are you voting on?

We have been notified that a shareowner intends to present a proposal for consideration at the Annual Meeting. The proposal is submitted by the Comptroller of the City of New York, Brad Lander, as custodian and a trustee of the New York City Teachers' Retirement System, the New York City Employees' Retirement System and the New York City Police Pension Fund (the "Systems"), who has advised the company that he plans to introduce the following shareowner proposal at the Annual Meeting on behalf of the Systems. We have been notified that each System is the beneficial owner of at least $25,000 in market value of shares of the company's common stock and have held such shares continuously for at least one year.

Vote Required for Approval	The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to approve this proposal.

X Your Board of Directors recommends that you vote AGAINST Proposal 4.

The proponent is responsible for the content of the following proposal for which PPL and our Board accepts no responsibility.

PROPOSAL 4 - Independent Evaluation of Greenhouse Gas Reduction Targets

RESOLVED: Shareholders request that PPL Corporation (PPL), at reasonable cost and omitting proprietary information, disclose an evaluation conducted by an independent third-party of the alignment of its short- and medium-term greenhouse gas emissions reduction targets with the Paris Agreement’s goals of limiting global temperature rise. The disclosure should include an independent third-party assessment of the methodology that PPL used to set its targets.

Supporting Statement

International scientific bodies recognize the critical role that the US electricity sector plays in meeting the Paris Agreement’s goals of limiting global temperature rise. For example, according to the International Energy Agency (IEA), reaching global net zero emissions for the energy sector by 2050 requires “overall net zero emissions electricity in advanced economies,” such as the US, by 2035.1 Meeting the Paris Agreement’s goals is necessary to avoid increasingly severe climate risks for companies and investment risks for investors.

PPL has committed to achieve net-zero carbon emissions by 2050 and has interim targets, including a 70% reduction by 2035 and 80% reduction by 2040.2 However, PPL has not obtained independent third-party validation that its targets are based on sound methodology and actually aligned with the Paris Agreement goals.

The Transition Pathway Initiative (TPI) recently conducted an assessment utilizing the IEA Net Zero Scenario (the most broadly accepted and globally used scenario for assessing the pace of the energy transition and Paris-alignment) and found that PPL’s 2035 and 2040 targets are not in alignment with the Paris Agreement’s goals of limiting global temperature rise. For example, according to TPI’s comparison to North American benchmarks, the carbon intensity of PPL’s published 2035 target may be as much as 6.6 times the level consistent with limiting global average temperature rise to Below 2 Degrees outcomes.3

As a result, long-term investors are concerned that PPL’s targets may not be aligned with Paris agreement goals and believe that PPL’s disclosure of independently evaluated targets is a credible way to address these concerns.

We urge shareholders to vote FOR the proposal.

1 Net Zero by 2050 – Analysis - IEA

2 https://www.pplweb.com/wp-content/uploads/2024/04/PPL_Corporation_2023-Sustainability- Report_FINAL.pdf

3 https://www.transitionpathwayinitiative.org/companies/ppl?view=regional

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PROPOSAL 4: SHAREOWNER PROPOSAL REGARDING Independent Evaluation of Greenhouse Gas Reduction Targets

BOARD OF DIRECTORS’ RESPONSE

The Board of Directors opposes this shareowner proposal and recommends a vote against it for the reasons set forth below:

1.
We have consistently shown our commitment to advancing a cleaner energy future affordably and reliably. However, this transition and our targets are largely influenced by federal policies in addition to the regional, state, and local factors relevant to our service territories;
2.
PPL already provides extensive reporting on our greenhouse gas (GHG) emissions, reduction goals (including Net-Zero by 2050), and progress, and these reports align with globally-accepted frameworks such as the Task Force on Climate-related Financial Disclosures (TCFD) and the Sustainability Accounting Standards Board (SASB);
3.
PPL has invested and continues to invest time and resources in the Electric Power Research Institute's (EPRI) SMARTargets project to create a science-based target setting framework that is more appropriate to our U.S. regulated utilities; and
4.
ultimately, an independent third-party evaluation of our GHG interim targets and methodology as required by the shareowner proposal would be a poor use of the company’s resources, given the current environment and uncertainties that may lead to updates or reassessment of our GHG targets.

We expand upon each of these reasons in the full response below.

PPL has consistently shown its commitment to advancing a cleaner energy future affordably and reliably. However, this transition and our targets are largely influenced by federal policies in addition to regional, state, and local factors relevant to our service territories.

PPL shares the proponent’s goal of clear progress toward a cleaner energy future. However, assessing our GHG goals and fleet transition plans is a complicated multi-year planning process, considering many factors, including GHG reduction, resilience, reliability and affordability. We must balance each of these important elements, together with external factors beyond our control such as changes in regulatory and political landscapes, broader economic and supply chain changes, cost of new generation, demand growth, and resource adequacy.

In 2021, in conjunction with the Climate Assessment Report, PPL set interim GHG targets, through a model using realistic and actionable coal plant retirements at the end of their economic useful life and cleaner replacement generation to meet essentially flat demand growth. With service territories in four different states (Rhode Island, Pennsylvania, Kentucky and Virginia) we must consider and support the relevant state approaches to energy regulation. Federal law explicitly empowers states to determine their energy resource mix and ensure resource adequacy. PPL works closely with policy makers in our jurisdictions to support the objectives of state policymakers, while working to ensure affordability and reliability for our customers.

In particular, with 97% of our GHG target emissions attributable to our generation fleet in Kentucky, we have focused on favorable outcomes under the Kentucky regulatory framework, marking progress to Net-Zero by 2050. In Kentucky, new generation must be approved by the Kentucky Public Service Commission (KPSC) and requires evidence to support generation that is the “lowest reasonable cost” to our customers. In addition, in March 2023, Kentucky Senate Bill 4 (SB 4) went into effect, which requires KPSC approval of the retirement of fossil fuel-fired electric generating units in the state. When considering applications under SB 4 or applications for new build generation, the KPSC hears from a significant number of intervenors, advocating various priorities, including coal producers, commercial and industrial customers, environmental rights groups, and consumer advocates. These regulatory approvals can take months and sometimes years.

Conversely, the proposal’s supporting statement references the Transition Pathway Initiative (TPI) assessments, which use global, sector-modelled pathways and do not account for individual circumstances relevant to the United States, let alone our service territories and regulated utilities. TPI’s carbon performance assessment of PPL’s targets is based on a single future global greenhouse gas projection only for the energy sector and does not consider other market sectors or critical local factors impacting the company’s strategy and ability to reduce greenhouse gas emissions. Using international and even national targets to develop interim goals would not allow us to reflect the company’s actual transition risks and opportunities, including the company’s existing assets, markets, systems, regulatory environment, affordability, reliability and local economic development.

PPL CORPORATION 2025 Proxy Statement 87

PROPOSAL 4: SHAREOWNER PROPOSAL REGARDING Independent Evaluation of Greenhouse Gas Reduction Targets

PPL already provides extensive reporting on our greenhouse gas emissions, reduction goals (including Net-Zero by 2050), and progress, and these reports align with globally-accepted frameworks such as TCFD and SASB.

In 2021, PPL set its goal to achieve net-zero carbon emissions by 2050, along with additional interim emissions targets of 70% reduction by 2035 and 80% reduction by 2040, from a 2010 baseline. Further, in 2022 PPL committed to not burn unabated coal by 2050.

Our Board, including through the Governance, Nominating and Sustainability Committee, continues its oversight of our sustainability strategy and disclosures. PPL’s commitment to transparency includes voluntary disclosures on key performance indicators related not only to emissions, but to safety, reliability, customer satisfaction, cost efficiency and valuation targets that define the company’s vision. For our shareowners and stakeholders, we provide this disclosure in our corporate sustainability reports, our regulatory filings, and through our shareowner engagement efforts. Our most recent 2023 Corporate Sustainability Report and a Voluntary Disclosure Index are available on our website. These reports provide information responsive to the Global Reporting Initiative (GRI) standards including Electric Utility Sector Standards, the Task Force on Climate-related Financial Disclosures (TCFD) framework, and topics identified in the Sustainability Accounting Standards Board (SASB) Electric Utilities and power Generators and Gas Utilities and Distributors Standards. These frameworks are globally recognized for voluntary climate-related disclosures, helping companies provide transparent information about climate-related risks and opportunities. TCFD has been widely adopted by companies throughout the world and several countries have mandated reporting that's aligned with the TCFD recommendations, including the SEC's rules on climate-related risk disclosures.

Given the transparent approach to our GHG emissions reporting and plans, our Board determined that PPL and its shareowners would not benefit from the additional time and resources spent on an external evaluation of our methodology and alignment of our interim goals.

PPL has invested and continues to invest time and resources in EPRI’s SMARTargets project to create a science-based target setting framework that is more appropriate to our U.S. regulated utilities.

At PPL, we understand the importance of setting credible emissions reduction targets. Accordingly, we have carefully reviewed the process for certifying carbon emissions reduction targets under the Science-Based Targets Initiative (SBTi). After thorough consideration, we have determined that SBTi is not an appropriate framework for our organization.

The SBTi approach primarily focuses on emissions reduction as the sole criterion for goal-setting, without sufficient consideration of factors such as legal and regulatory constraints in different jurisdictions, customer affordability, risk management and the electrification efforts of other sectors. Additionally, SBTi uses a single global emissions scenario that doesn’t fully account for shifting federal policies or regional differences in policies, market conditions, and cost-effectiveness. The foregoing considerations are critical for PPL, as we operate in three distinct regions across the U.S., each with its own unique challenges and opportunities.

Although SBTi does not align with PPL's needs, we recognize stakeholder interest in emission reduction targets that are consistent with international climate goals. In response, we are actively participating in EPRI’s SMARTargets project, which seeks to develop a new methodology for emissions target setting that is aligned with the global goals of limiting warming to well below 2 degrees Celsius and pursuing efforts to limit warming to 1.5 degrees Celsius. EPRI’s SMARTargets project, which is expected to launch in September 2025, aims to provide a scientifically sound, tailored approach to target setting, while enabling companies to remain adaptable in the face of evolving policy, technology, and energy market landscapes.

We believe that to be responsible to our shareowners, our customers and the communities we serve, the most prudent course of action is to complete our participation in the SMARTargets initiative so that it may inform decisions on future target setting and assessments.

An independent third-party evaluation of our GHG interim targets and methodology, as required by the shareowner proposal, would be a poor use of the company’s resources, given the current environment and uncertainties which may lead to updates or reassessment of our GHG targets.

The proposal recommends an independent third-party evaluation of our interim GHG targets, which were set in 2021. We remain committed to our cleaner energy goals, but external factors, including assumptions about demand growth and regulatory requirements, have shifted since that time and are more uncertain. These uncertainties include the recent change of the U.S. presidential administration and its actions to withdraw from the Paris Agreement, together

88 PPL CORPORATION 2025 Proxy Statement

PROPOSAL 4: SHAREOWNER PROPOSAL REGARDING Independent Evaluation of Greenhouse Gas Reduction Targets

with other changes in federal energy policy and incentives. The timing of this proposal is ill-suited to bring value or transparency to our shareowners, customers and other stakeholders.

For example, the push for artificial intelligence and data centers is creating significant increases in projected load that are exceeding the prior demand projections in Kentucky. In late 2024, we filed an updated Integrated Resource Plan (IRP) in Kentucky, projecting demand and appropriate supply to meet the reliability and affordability needs of our customers, while moving to a cleaner energy mix. In the IRP, our forecast expects economic development to increase system load significantly in coming years, even after reductions in demand due to energy efficiency, customer-installed solar, and other energy-saving activities.

In support of the IRP and as required by Kentucky's regulators, in February 2025, we filed a new certificate for public convenience and necessity with the KPSC, which proposed a lowest reasonable cost path forward to support existing customers, increased load, and compliance with environmental regulations (2025 CPCN). The 2025 CPCN requests approval of two new natural gas combined-cycle generation units; 400 megawatts of battery storage; and the addition of selective catalytic reduction technology to the Ghent Generating Station Unit 2. We expect a decision on the 2025 CPCN from the KPSC by the end of 2025.

We plan to prepare and publish an updated Climate Assessment report following the decision on our 2025 CPCN filing. We will be better suited to frame our Net-Zero 2050 goal and any updates to our interim targets when we have the results of the analysis for such updated Climate Assessment Report. Ultimately, an independent third-party evaluation of our GHG interim targets and methodology as required by the shareowner proposal would be a poor use of the company’s resources, given the current environment, uncertainties and our plan to publish an updated Climate Assessment report in the near future.

Your Board of Directors recommends that you vote AGAINST Proposal 4.

PPL CORPORATION 2025 Proxy Statement 89

GENERAL INFORMATION

On what matters am I voting?

There are four proposals scheduled to be voted on at the meeting:

•
the election of ten directors, as listed in this proxy statement, for a term of one year;
•
an advisory vote to approve the compensation of our named executive officers, or NEOs;
•
the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2025; and
•
the consideration of one shareowner proposal, if properly presented at the meeting.

Why am I receiving these proxy materials?

Our Board of Directors has made these materials available to you on the internet or has delivered printed versions of these materials to you by mail in connection with the Board of Directors’ solicitation of proxies for use at our Annual Meeting of Shareowners. As a shareowner, you are invited to participate in the virtual Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

What is included in these materials?

These proxy materials include:

•
this Proxy Statement for the Annual Meeting; and
•
our Annual Report for the fiscal year ended December 31, 2024.

If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?

In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to all of our shareowners, we have elected to furnish such materials to selected shareowners by providing access to these documents over the internet. Accordingly, commencing on or about April 2, 2025, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our shareowners. These shareowners have the ability to access the proxy materials on a website referred to in the Notice and to download printable versions of the proxy materials or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy of the materials from us may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help reduce the environmental impact and cost of the Annual Meeting.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•
view our proxy materials for the Annual Meeting on the internet;
•
vote your shares after you have viewed our proxy materials; and
•
request a printed copy of the proxy materials.

Copies of the proxy materials are available for viewing at www.pplweb.com/PPLCorpProxy.

If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Who can vote?

Holders of PPL Corporation common stock as of the close of business on the record date, March 4, 2025, may vote at the virtual Annual Meeting or by proxy. Each share of PPL Corporation common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

90 PPL CORPORATION 2025 Proxy Statement

GENERAL INFORMATION

What is the difference between holding shares as a shareowner of record and as a beneficial owner?

If your shares are registered directly in your name with PPL Corporation’s transfer agent, Equiniti Trust Company, you are considered, with respect to those shares, the “shareowner of record.” The Notice or printed copies of the proxy materials have been sent directly to you by PPL Corporation.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name,” and the “shareholder of record” of your shares is your broker, bank or other holder of record. If this is the case, the Notice or printed copies of the proxy materials should have been forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record as to how to vote your shares. The company urges you to instruct your broker, bank or other holder of record on how to vote your shares. Please understand that, if you are a beneficial owner, the company may not know that you are a shareowner or how many shares you own.

If I am a shareowner of record, how do I vote?

If you are a shareowner of record, you can vote via the internet, by telephone, by mail or by participating in the virtual Annual Meeting.

•
Via the internet

If you received a Notice, you may vote by proxy at www.proxyvote.com by following the instructions found in the Notice. If you received or requested printed copies of the proxy materials by mail, you may vote via the internet by following the instructions on your proxy card.

•
By telephone

If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free telephone number found on your proxy card. When you call, please have the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

The telephone and internet voting facilities for shareowners of record will be available 24 hours a day, seven days a week, and will close at 11:59 p.m., Eastern Time, on May 15, 2025.

•
By mail

If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by completing, signing and dating the proxy card and returning it in the postage-paid envelope we have provided. If you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors.

If the postage-paid envelope is missing, please mail your completed proxy card to PPL Corporation, c/o Vote Processing, Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your mailed proxy card no later than 11:59 p.m., Eastern Time, on May 15, 2025 in order for your vote to be counted.

•
By participating in the virtual Annual Meeting

See “How can I participate in the Annual Meeting” below for instructions as to how you can vote at the virtual meeting.

If you vote via the internet or by telephone, or mail to us your properly completed and signed proxy card, your shares of PPL Corporation common stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted:

•
FOR the election of all nominees listed for director;
•
FOR the advisory vote to approve compensation of NEOs;
•
FOR the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2025; and
•
AGAINST the shareowner proposal.

We do not expect any other matters to be brought before the Annual Meeting. By giving your proxy, however, you appoint the persons named as proxies as your representatives at the meeting. If any other items or matters

PPL CORPORATION 2025 Proxy Statement 91

GENERAL INFORMATION

are properly presented before the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

If I am a beneficial owner of shares held in street name, how do I vote?

As the beneficial owner of shares held in street name, you have the right to direct your broker, bank or other holder of record how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your brokerage firm or bank, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

We recommend that you follow the voting instructions in the materials you receive from your broker, bank or other holder of record to vote via the internet, by telephone or by mail.

As a participant in the PPL Corporation Employee Stock Ownership Plan, or ESOP, how do I vote shares held in my plan account?

If you are a participant in our ESOP, you have the right to provide voting directions to the plan trustee, Fidelity Management Trust Company, by submitting your ballot electronically, by phone or by mail for those shares of our common stock that are held by the plan and allocated to your account. Full and fractional shares credited to your account under the plan as of March 4, 2025 will be voted by the trustee in accordance with your instructions. To allow sufficient time for voting by the trustee of the plan, your ballot must be returned by 11:59 p.m., Eastern Time, on May 13, 2025. Participants may not vote at the Annual Meeting. Please follow the ballot instructions specific to the participants in the ESOP.

If you do not return your ballot, or return it unsigned, or do not vote by phone or on the internet, the plan provides that the trustee will vote your shares in the same percentage as shares held by participants for which the trustee has received timely voting instructions. The plan trustee will follow participants’ voting directions and the plan procedure for voting in the absence of voting directions, unless it determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974. ESOP participant ballots are treated confidentially.

May I change or revoke my vote?

Any shareowner giving a proxy has the right to revoke it at any time before it is voted by:

•
giving notice in writing to our Corporate Secretary, which must be received no later than the close of business on May 13, 2025;
•
completing, signing, dating and returning a new proxy card or voting instruction form with a later date;
•
providing a later-dated vote using the telephone or internet voting procedures; or
•
voting at the virtual Annual Meeting.

Will my shares be voted if I do not provide my proxy?

It depends on whether you hold your shares in your own name or as the beneficial owner in the name of a broker, bank or other holder of record. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy card or vote at the virtual Annual Meeting. Brokerage firms, banks or other holders of record generally have the authority to vote customers’ unvoted shares on certain routine matters. For example, if your shares are held in the name of a brokerage firm, bank or other holder of record, such firm can vote your shares for the ratification of the appointment of Deloitte & Touche LLP, as this matter is considered routine under the applicable NYSE rules. The company urges you to instruct your broker, bank or other holder of record on how to vote your shares.

How can I participate in the Annual Meeting?

This year’s Annual Meeting will be conducted virtually via a live audio webcast. The virtual meeting format provides efficient and effective access to our shareowners and affords shareowners the same rights as if the meeting were held in person. You will be able to attend the Annual Meeting online, vote your shares electronically during the meeting and ask questions in accordance with our rules of conduct for the meeting by visiting www.virtualshareholdermeeting.com/PPL2025 and entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or the voting instructions that accompanied your proxy materials.

92 PPL CORPORATION 2025 Proxy Statement

GENERAL INFORMATION

The virtual meeting platform is fully supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Participants should also give themselves sufficient time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 a.m., Eastern Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We encourage you to access the meeting prior to the start time to allow ample time to complete the online check-in process. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be provided on the log-in page. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, www.pplweb.com/PPLCorpProxy, including information on when the meeting will be reconvened.

How do I submit a question at the Annual Meeting?

If you wish to submit a question, you may do so in two ways:

•
Before the meeting: Once you receive your proxy materials, you may log into www.proxyvote.com and enter your 16-digit control number included on your Notice or on your proxy card. Once past the login screen, click on the tab “Submit Questions,” type in your question, and click “Submit.” You may submit questions through this pre-meeting forum until the start of the meeting.
•
During the meeting: Log into the virtual meeting platform at www.virtualshareholdermeeting.com/PPL2025 to attend the meeting, during which you may type your question into the “Ask a Question” field, and click “Submit.” You will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, service issues or customer bills, are not pertinent to meeting matters and therefore will not be answered. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at www.pplweb.com/PPLCorpProxy. The company reserves the right to consolidate similar questions and respond only once to the substance of such similar questions. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.

How will the Annual Meeting be conducted?

The Chair of our Board (or any other person designated by our Board) has broad authority to conduct the Annual Meeting in an orderly manner. This authority includes establishing rules of conduct, which will be available prior to the virtual meeting at www.pplweb.com/PPLCorpProxy, for shareowners who wish to participate in the meeting. To ensure the meeting is conducted in a manner that is fair to all shareowners, the Chair (or such other person designated by our Board) may exercise broad discretion in recognizing shareowners who wish to participate, the order in which questions are asked and the amount of time devoted to any one question. Consistent with our prior in-person annual meetings, however, we expect that all questions submitted in accordance with the rules of conduct generally will be addressed.

What constitutes a quorum?

In order to conduct the Annual Meeting, a majority of the outstanding shares entitled to vote must be present at the virtual meeting, or by proxy, to constitute a quorum. As of the record date of March 4, 2025, there were 739,051,591 shares of common stock outstanding, and each share of common stock is entitled to one vote on each matter to be voted upon. No shares of preferred stock of the company were outstanding as of March 4, 2025. If you submit a properly executed proxy card or vote by telephone or on the internet, you will be considered part of the quorum. Abstentions and “broker non-votes” will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, so long as the broker, bank or other holder of record casts a vote on behalf of a shareowner on any issue other than a procedural motion. A “broker non-vote” occurs when a broker, bank or other holder of record who holds shares for another person has not received voting instructions from the beneficial owner of the shares and, under NYSE listing standards, does not have discretionary authority to vote on a proposal.

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GENERAL INFORMATION

What vote is needed for these proposals to be adopted?

Each matter to be submitted to shareowners, including the election of directors, requires the affirmative vote of a majority of the votes cast, at the virtual meeting or by proxy, by the shareowners at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “for” or “against” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

Under our articles of incorporation and our Guidelines for Corporate Governance, directors must be elected by a majority of the votes cast in uncontested elections, such as the election of directors at the Annual Meeting. This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. Any nominee who is an incumbent director and does not receive a majority of votes cast “for” the director’s election would be required to tender a resignation promptly following the failure to receive the required vote. Within 90 days following the final tabulation of the shareowner vote, the Governance, Nominating and Sustainability Committee would then be required to make a recommendation to the Board as to whether the Board should accept the resignation, and the Board would be required to decide whether to accept the resignation. The Board must then promptly disclose its decision-making process. In a contested election, the required vote would be a plurality of votes cast. Full details of this policy are set forth in our Guidelines for Corporate Governance, which can be found in the Corporate Governance section of our website (www.pplweb.com/governance-documents).

Proposal 1 (election of directors), Proposal 2 (advisory vote to approve executive compensation) and Proposal 4 (shareowner proposal) are “non-routine” matters under NYSE rules, and brokerage firms, banks or other holders of record are prohibited from voting on each of these proposals without receiving instructions from the beneficial owners of the shares. Abstentions and broker non-votes will not be considered as votes cast and will have no effect on the outcome of the vote.

Proposal 3 (ratification of auditor) is considered to be a “routine” matter under NYSE rules, and brokers, banks or other holders of record may vote in their discretion on behalf of clients who have not furnished voting instructions. Abstentions will not be treated as votes cast and will have no effect on the outcome of the vote on this proposal.

Who conducts the proxy solicitation and how much will it cost?

PPL Corporation will pay the cost of soliciting proxies on behalf of the Board of Directors. In addition to the solicitation by mail, a number of regular employees may solicit proxies in person, over the internet, by telephone or by facsimile. We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the Annual Meeting, and we expect that the remuneration to Innisfree for its services will not exceed $15,000, plus reimbursement for out-of-pocket expenses. Brokers, banks and other holders of record who hold shares for the benefit of others will be asked to send proxy material to the beneficial owners of the shares, and we will reimburse them for their expenses.

Who can assist me if I have questions about the Annual Meeting or need help voting my shares?

Your vote is important! If you need any help voting your shares or have questions about the Annual Meeting, please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareowners may call toll-free at 877-825-8730

Banks and brokers may call collect at 212-750-5833

What is householding, and how does it affect me?

•
Shareowners of Record

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareowners of record who have the same address and last name will receive only one copy of the Notice or, if you receive paper copies of the proxy materials, one copy of this Proxy Statement and the 2024 Annual Report, unless we are notified that one or more of these shareowners wishes to continue receiving individual copies. If you and other PPL shareowners living in your household do not have the same last name, you may also request to receive only one copy of future notices or proxy statements and financial reports.

Householding conserves natural resources and reduces our distribution costs. Shareowners who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

94 PPL CORPORATION 2025 Proxy Statement

GENERAL INFORMATION

If you are eligible for householding, but you and other shareowners of record with whom you share an address currently receive multiple copies of the Notice or this Proxy Statement and any accompanying documents, or if you hold PPL stock in more than one account, and in either case you wish to receive only a single copy of the Notice or proxy materials for your household, please contact EQ Shareowner Services in writing: ATTN: Householding/PPL Corporation, P.O. Box 64854, St. Paul, MN 55164-0854, or by phone at 800-345-3085.

Alternatively, if you participate in householding and wish to receive a separate copy of the Notice or this Proxy Statement and any accompanying documents or prefer to discontinue your participation in householding, please contact EQ Shareowner Services as indicated above and a separate copy will be sent to you promptly.

•
Beneficial Owners

If you are a beneficial owner, you can request information about householding from your bank, broker or other holder of record. You may also contact Broadridge in writing: ATTN: Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or by phone at 866-540-7095.

When are the 2026 shareowner proposals due?

To be included in the proxy materials for the 2026 Annual Meeting, any proposal intended to be presented at that Annual Meeting by a shareowner must be received by the Corporate Secretary of the company in writing no later than December 3, 2025. Please direct your communication to:

Corporate Secretary’s Office

PPL Corporation

Two City Center

645 Hamilton Street

Allentown, Pennsylvania 18101

To be properly brought before the 2026 Annual Meeting, any other proposal must be received not less than 90 days nor more than 120 days prior to the anniversary date of the 2025 Annual Meeting or between January 16, 2026 and February 15, 2026.

PPL CORPORATION 2025 Proxy Statement 95

GENERAL INFORMATION

Acronyms used in this proxy statement

CAP	Compensation Actually Paid	NYSE	New York Stock Exchange
CD&A	Compensation Discussion and Analysis	O&M	Operations and Maintenance
Corporate EPS	Corporate earnings per share from ongoing operations as adjusted for compensation purposes	PCAOB	Public Company Accounting Oversight Board
DDCP	Directors Deferred Compensation Plan	PCC	People and Compensation Committee
EAF	Equivalent Availability Factor	PPL	PPL Corporation
EFOR	Equivalent Forced Outage Rate	PPL DSP	PPL Deferred Savings Plan
EG	Earnings Growth	PPL EDCP	PPL Executive Deferred Compensation Plan
EPS	Earnings per share from ongoing operations	PPL Electric	PPL Electric Utilities Corporation
ESOP	Employee Stock Ownership Plan	PPL RSP	PPL Retirement Savings Plan
GAAP	Generally accepted accounting principles	RIE	The Narragansett Electric Company d/b/a Rhode Island Energy
GNSC	Governance, Nominating and Sustainability Committee	SAIFI	System Average Interruption Frequency Index
ICPKE	Incentive Compensation Plan for Key Employees	SCT	Summary Compensation Table
IRS	Internal Revenue Service	SEC	Securities and Exchange Commission
LKE	LG&E and KU Energy LLC	SERP	Supplemental Executive Retirement Plan
LTI	Long-term Incentives	SIP	Amended and Restated 2012 Stock Incentive Plan
LTS	Long-term Sustainability	TSA	Transition Services Agreement
MW	Megawatts	TSR	Total Shareowner Return
NACD	National Association of Corporate Directors	UTY	PHLX Utility Sector Index
NEO	Named executive officer

96 PPL CORPORATION 2025 Proxy Statement

ANNEX A

RECONCILIATION OF FINANCIAL MEASURES (UNAUDITED)

Reconciliation of Reported Earnings to Earnings from Ongoing Operations

As Adjusted for Compensation Purposes

After-Tax (Unaudited)	2024
(per share — diluted)	PPL
Corporation
Reported Earnings(1)	$1.20
Less: Special Items (expense) benefit:
Strategic corporate initiatives(2)	(0.01)
Acquisition integration(3)	(0.40)
PPL Electric billing issue(4)	(0.02)
ECR beneficial reuse transition adjustment(5)	(0.01)
DER projects impairment(6)	(0.02)
IT transformation(7)	(0.03)
Total Special Items	(0.49)
Earnings from Ongoing Operations	$1.69
Adjustments for Compensation Purposes:	—
Goal Result	$1.69
(1)
Represents Net Income.
(2)
Represents costs primarily related to PPL’s centralization efforts and other strategic efforts.
(3)
Represents costs primarily related to integration and other items associated with the acquisition of Rhode Island Energy.
(4)
Represents certain expenses related to billing issues.
(5)
Represents prior period impact for an Environmental Cost Recovery mechanism revenue adjustment related to Kentucky Public Service Commission order.
(6)
Represents impairment of distributed energy resources project costs associated with a pilot solar program for which PPL will not seek regulatory recovery.
(7)
Represents costs associated with PPL's restructuring and rebuilding of its IT infrastructure, organization and systems.

Management utilizes “earnings from ongoing operations” or “ongoing earnings” as a non-GAAP financial measure that should not be considered as an alternative to reported earnings, or net income, an indicator of operating performance determined in accordance with GAAP. PPL believes that earnings from ongoing operations is useful and meaningful to investors because it provides management’s view of PPL’s earnings performance as another criterion in making investment decisions. In addition, PPL’s management uses earnings from ongoing operations in measuring achievement of certain corporate performance goals, including targets for certain executive incentive compensation. Other companies may use different measures to present financial performance.

Earnings from ongoing operations is adjusted for the impact of special items. Special items are presented in the financial tables on an after-tax basis with the related income taxes on special items separately disclosed. Income taxes on special items, when applicable, are calculated based on the statutory tax rate of the entity where the activity is recorded. Special items may include items such as:

•
Gains and losses on sales of assets not in the ordinary course of business.
•
Impairment charges.
•
Significant workforce reduction and other restructuring effects.
•
Acquisition and divestiture-related adjustments.
•
Significant losses on early extinguishment of debt.
•
Other charges or credits that are, in management’s view, non-recurring or otherwise not reflective of the company’s ongoing operations.

A-1

SHAREOWNER INQUIRIES:

Equiniti Trust Company

EQ Shareowner Services

1110 Centre Pointe Curve, Suite 101

Mendota Heights, MN 55120

Toll Free: 1-800-345-3085

Outside U.S.: 1-651-450-4064

Online Account Access: Registered shareowners can activate their account for online access by visiting shareowneronline.com.

FOR QUESTIONS ABOUT PPL CORPORATION OR ITS SUBSIDIARIES:

PPL Treasury Department

645 Hamilton Street

Allentown, PA 18101

Via e-mail: invserv@pplweb.com

PPL Corporate Offices: 1-610-774-5151

PPL Corporation, PPL Electric Utilities Corporation, Louisville Gas and Electric Company and Kentucky Utilities Company file a joint Form 10-K Report with the Securities and Exchange Commission. The Form 10-K Report for 2024 is available without charge by writing to the PPL Treasury Department at the address provided above or by requesting it through, or accessing it on, the Investors page of PPL’s Internet website identified below.

Whether you plan to attend the virtual Annual Meeting or not, you may vote over the internet, by telephone or by returning your proxy. To ensure proper representation of your shares at the Annual Meeting, please follow the instructions at the website address in the Notice or follow the instructions that you will be given after dialing the toll-free number on your proxy. If you receive printed copies of the proxy materials, you may also mark, date, sign and mail the accompanying proxy as soon as possible. An envelope, which requires no postage if mailed in the United States, is included for your convenience if you receive printed copies of the proxy materials.

PPL CORPORATION C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/PPL2025 You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 15, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your mailed proxy card no later than 11:59 p.m. Eastern Time on May 15, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V67127-P18411-Z88510 PPL CORPORATION The Board of Directors recommends a vote FOR each Director Nominee included in Proposal 1, FOR Proposals 2 and 3 and AGAINST Proposal 4. 1. Election of directors: For Against Abstain 1a. Arthur P. Beattie 1b. Raja Rajamannar 1c. Heather B. Redman 1d. Craig A. Rogerson 1e. Vincent Sorgi 1f. Linda G. Sullivan 1g. Natica von Althann 1h. Keith H. Williamson 1i. Phoebe A. Wood 1j. Armando Zagalo de Lima 2. Advisory vote to approve compensation of named executive officers For Against Abstain 3. Ratification of the appointment of Independent Registered Public Accounting Firm 4. Shareowner Proposal regarding Independent Evaluation of Greenhouse Gas Reduction Targets THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. FOR ANY OTHER MATTERS PROPERLY PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature Date Signature Date

PPL CORPORATION ANNUAL MEETING OF SHAREOWNERS FRIDAY, MAY 16, 2025 9:00 A.M. EASTERN TIME PPL CORPORATION Annual Meeting of Shareowners May 16, 2025 9:00 A.M. This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 16, 2025 Vincent Sorgi, Wendy E. Stark and Jeffrey R. Jankowski, and each of them, are hereby appointed proxies, with the power of substitution, to vote the shares of the undersigned, as directed on the reverse side of this proxy, at the Annual Meeting of Shareowners of PPL Corporation to be held on May 16, 2025, and any adjournments or postponements thereof, and in their discretion to vote and act upon any other matters as may properly come before said meeting and any adjournments or postponements thereof. The shares of stock you hold in the account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" each Director Nominee included in Proposal 1, "FOR" Proposals 2 and 3 and "AGAINST" Proposal 4. By signing the proxy, you revoke all prior proxies and appoint Vincent Sorgi, Wendy E. Stark and Jeffrey R. Jankowski, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments or postponements thereof. Continued and to be signed on reverse side

PPL CORPORATION C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 13, 2025. Have your ballot card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 13, 2025. Have your ballot card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your ballot card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your mailed ballot card no later than 11:59 p.m. Eastern Time on May 13, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS BALLOT CARD IS VALID ONLY WHEN SIGNED AND DATED. V67129-P18411-Z88510 PPL CORPORATION The Board of Directors recommends a vote FOR each Director Nominee included in Proposal 1, FOR Proposals 2 and 3 and AGAINST Proposal 4. For Against Abstain 1. Election of directors: 1a. Arthur P. Beattie 1b. Raja Rajamannar 1c. Heather B. Redman 1d. Craig A. Rogerson 1e. Vincent Sorgi 1f. Linda G. Sullivan 1g. Natica von Althann 1h. Keith H. Williamson 1i. Phoebe A. Wood 1j. Armando Zagalo de Lima For Against Abstain 2. Advisory vote to approve compensation of named executive officers 3. Ratification of the appointment of Independent Registered Public Accounting Firm 4. Shareowner Proposal regarding Independent Evaluation of Greenhouse Gas Reduction Targets Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature Date Signature Date

PPL CORPORATION ANNUAL MEETING OF SHAREOWNERS FRIDAY, MAY 16, 2025 9:00 A.M. EASTERN TIME PPL CORPORATION Annual Meeting of Shareowners May 16, 2025 9:00 A.M. Employee Stock Ownership Plan (ESOP) This ballot is solicited by the Board of Directors This is a ballot for voting these shares of PPL Corporation Common Stock held in the ESOP. Please complete the ballot card and return in the envelope provided or vote by telephone or the internet. Fidelity Management Trust Company, as Trustee of the ESOP, will vote shares held in your ESOP Account as directed on the ballot at the Annual Meeting of Shareowners of PPL Corporation to be held on May 16, 2025. If you do not return your ballot card, or return it unsigned, or do not vote by telephone or internet, the ESOP provides that the Trustee will vote these shares in the same percentage as shares held by participants for which the Trustee has received timely voting instructions. Please review the information carefully and indicate how you wish these shares to be voted at the Annual Meeting. Mark, sign, date and use the return envelope for mailing your ballot (if you do not vote by telephone or internet) to Fidelity Management Trust Company's agent for tabulation. Timely receipt of your instructions on a signed ballot card or by telephone or internet is extremely important. This ballot, if sent by mail, must be received by 11:59 p.m. (ET) on May 13, 2025 in order for your vote to be counted. If you wish to vote by telephone or on the internet, please follow the instructions on the reverse side. Continued and to be signed on reverse side